UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06456

Nuveen Premier Municipal Income Fund, Inc.
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: October 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

NUVEEN Investments

Nuveen Investments
Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Annual Report October 31, 2014

NQM
Nuveen Investment Quality Municipal Fund, Inc.

NQS
Nuveen Select Quality Municipal Fund, Inc.

NQU
Nuveen Quality Income Municipal Fund, Inc.

NPF
Nuveen Premier Municipal Income Fund, Inc.

NMZ
Nuveen Municipal High Income Opportunity Fund

Nuveen Investments to be acquired by TIAA-CREF

On October 1, 2014, TIAA-CREF completed its previously announced acquisition of Nuveen Investments, Inc., the parent company of your fund’s investment adviser, Nuveen Fund Advisors, LLC (“NFAL”) and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $840 billion in assets under management as of October 1, 2014 and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen expects to operate as a separate subsidiary within TIAA-CREF’s asset management business. Nuveen’s existing leadership and key investment teams have remained in place following the transaction.

NFAL and your fund’s sub-adviser(s) continue to manage your fund according to the same objectives and policies as before, and there have been no changes to your fund’s operations.

Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Managers’ Comments	5

Fund Leverage	11

Common Share Information	12

Risk Considerations	15

Performance Overview and Holding Summaries	17

Shareholder Meeting Report	27

Report of Independent Registered Public Accounting Firm	33

Portfolios of Investments	34

Statement of Assets and Liabilities	110

Statement of Operations	111

Statement of Changes in Net Assets	112

Statement of Cash Flows	114

Financial Highlights	116

Notes to Financial Statements	124

Additional Fund Information	140

Glossary of Terms Used in this Report	141

Reinvest Automatically, Easily and Conveniently	143

Board Member & Officers	144

Nuveen Investments	3

Chairman’s Letter to Shareholders

Dear Shareholders,

Over the past year, global financial markets were generally strong as stocks of many countries rose due to strengthening economies and abundant central bank support. A low and stable interest rate environment allowed the bond market to generate modest but positive returns.

More recently, markets have been less certain as economic growth is strengthening in some parts of the world, but in other areas recovery has been slow or uneven at best. Despite increasing market volatility, geopolitical turmoil and concerns over rising rates, better-than-expected earnings results and economic data have supported U.S. stocks. Europe continues to face challenges as disappointing growth and inflation measures led the European Central Bank to further cut interest rates. Japan is suffering from the burden of the recent consumption tax as the government’s structural reforms continue to steadily progress. Flare-ups in hotspots, such as the ongoing Russia-Ukraine conflict and Middle East, have not yet been able to derail the markets, though that remains a possibility. With all the challenges facing the markets, accommodative monetary policy around the world has helped lessen the impact of these events.

It is in such changeable markets that professional investment management is most important. Investment teams who have experienced challenging markets in the past understand how their asset class can behave in rapidly changing times. Remaining committed to their investment disciplines during these times is a critical component to achieving long-term success. In fact, many strong investment track records are established during challenging periods because experienced investment teams understand that volatile markets place a premium on companies and investment ideas that can weather the short-term volatility. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

William J. Schneider
Chairman of the Board
December 22, 2014

4	Nuveen Investments

Portfolio Managers’ Comments

Nuveen Investment Quality Municipal Fund, Inc. (NQM)
Nuveen Select Quality Municipal Fund, Inc. (NQS)
Nuveen Quality Income Municipal Fund, Inc. (NQU)
Nuveen Premier Municipal Income Fund, Inc. (NPF)
Nuveen Municipal High Income Opportunity Fund (NMZ)

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. Portfolio managers Christopher L. Drahn, CFA, Thomas C. Spalding, CFA, Daniel J. Close, CFA, and John V. Miller, CFA, review U.S. economic and municipal market conditions, key investment strategies and the twelve-month performance of these five national Funds. Chris has managed NQM since 2011 and Tom has managed NQS and NQU since 2003. Dan assumed portfolio management responsibility for NPF in 2011, while John has managed NMZ since its inception in 2003.

FUND MERGER

During the current fiscal period, the Funds’ Board of Directors/Trustees approved the merger of American Municipal Income Portfolio Inc. (XAA), a closed-end fund managed by U.S. Bancorp Asset Management, Inc. and sub-advised by Nuveen Fund Advisors, LLC and Nuveen Asset Management LLC, into NQM. On September 15, 2014, the merger was approved by shareholders and became effective before the opening of business on October 6, 2014, at which time shareholders of XAA became shareholders of NQM.

See Notes to Financial Statements, Note 1 – General Information and Significant Accounting Policies, Fund Merger for further information.

What factors affected the U.S. economy and the national municipal market during the twelve-month reporting period ended October 31, 2014?

During this reporting period, the U.S. economy continued to expand at a moderate pace. The Federal Reserve (Fed) maintained efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. At its October 2014 meeting, the Fed announced that it would end its bond-buying stimulus program as of November 1, 2014, after tapering its monthly asset purchases of mortgage-backed and longer-term Treasury securities from the original $85 billion per month to $15 billion per

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch) Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

month over the course of seven consecutive meetings (December 2013 through September 2014). In making the announcement, the Fed cited substantial improvement in the outlook for the labor market since the inception of the current asset purchase program as well as sufficient underlying strength in the broader economy to support ongoing progress toward maximum employment in a context of price stability. The Fed also reiterated that it would continue to look at a wide range of factors, including labor market conditions, indicators of inflationary pressures and readings on financial developments, in determining future actions, saying that it would likely maintain the current target range for the fed funds rate for a considerable time after the end of the asset purchase program, especially if projected inflation continues to run below the Fed’s 2% longer-run goal. However, if economic data shows faster progress toward the Fed’s employment and inflation objectives than currently anticipated, the Fed indicated that the first increase in the fed funds rate since 2006 could occur sooner than expected.

In the third quarter of 2014, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at a 3.9% annual rate, compared with -2.1% in the first quarter of 2014 and 4.6% in the second quarter. Third-quarter growth was attributed in part to expanded business investment in equipment and a major increase in military spending. The Consumer Price Index (CPI) rose 1.7% year-over-year as of October 2014, while the core CPI (which excludes food and energy) increased 1.8% during the same period, below the Fed’s unofficial longer term inflation objective of 2.0%. As of October 2014, the national unemployment rate was 5.8%, the lowest level since July 2008, down from the 7.2% reported in October 2013, marking the ninth consecutive month in which the economy saw the addition of more than 200,000 new jobs. The housing market continued to post gains, although price growth has shown signs of deceleration in recent months. The average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 4.9% for the twelve months ended September 2014 (most recent data available at the time this report was prepared), putting home prices at fall 2004 levels, although they continued to be down 15%-17% from their mid-2006 peaks.

During the first two months of this reporting period, the financial markets remained unsettled in the aftermath of widespread uncertainty about the future of the Fed’s quantitative easing program. Also contributing to investor concern was Congress’s failure to reach an agreement on the Fiscal 2014 federal budget, which triggered sequestration, or automatic spending cuts and a 16-day federal government shutdown in October 2013. This sequence of events sparked increased volatility in the financial markets, with the Treasury market trading off, the municipal market following suit and spreads widening as investor concern grew, prompting selling by bondholders across the fixed income markets.

As we turned the page to calendar year 2014, the market environment stabilized, as the Fed’s policies continued to be accommodative and some degree of political consensus was reached. The Treasury market rallied and municipal bonds rebounded, with flows into municipal bond funds increasing, while supply continued to drop. This supply/demand dynamic served as a key driver of municipal market performance for the period. The resultant rally in municipal bonds generally produced positive total returns for the reporting period as a whole. Overall, municipal credit fundamentals continued to improve, as state governments made good progress in dealing with budget issues. Due to strong growth in personal income tax and sales tax collections, year-over-year totals for state tax revenues had increased for 16 consecutive quarters as of the second quarter of 2014, while on the expense side, many states made headway in cutting and controlling costs, with the majority implementing some type of pension reform. The current level of municipal issuance reflects the more conservative approach to state budgeting. For the twelve months ended October 31, 2014, municipal bond issuance nationwide totaled $319.7 billion, down 4.6% from the issuance for the twelve-month reporting period ended October 31, 2013

What key strategies were used to manage these Funds during the twelve-month reporting period ended October 31, 2014?

During this reporting period, we saw the municipal market environment shift from the volatility of late 2013 to a rally driven by strong demand and tight supply and reinforced by an environment of improving fundamentals in 2014. For the reporting period as a whole, municipal bond prices generally rose, as interest rates declined and the yield curve flattened. We continued to take a bottom-up approach to identifying sectors that appeared undervalued as well as individual credits that had the potential to perform well over the long term and helped us keep the Funds fully invested.

6	Nuveen Investments

During the first two months of this reporting period, we primarily focused on strategies that enabled us to take advantage of the higher coupons and attractive prices resulting from a pattern of outflows, predominately from selling pressure in high yield funds. This presented us with opportunities to add lower rated credits and bonds with longer maturities to the Funds in the secondary market. Among our purchases in NQS and NQU were tobacco credits which added additional income to support the Funds’ dividends and zero coupon bonds, which provided long maturities and good call protection.

Municipal supply nationally remained tight throughout this reporting period, although issuance improved during the second half of this twelve-month period compared with the first half. However, much of this increase was attributable to refunding activity as bond issuers prompted by low interest rates, sought to lower debt service costs by retiring older bonds from proceeds of lower cost new bond issues. During the third quarter of 2014, for example, we saw current refunding activity increase by more than 64% nationwide and estimates are that these refundings accounted for 35% of issuance during the first nine months of 2014. These refunding bonds mostly do not represent an actual net increase in issuance because they mostly replaced outstanding issues that were called soon thereafter. As a result, broadly speaking, it remained challenging to source attractive bonds that would enhance the Funds’ holdings. Much of our investment activity focus was on reinvesting the cash generated by current calls into credit-sensitive sectors and longer maturity bonds that could help us offset the decline in rates and maintain investment performance potential. These Funds were well positioned coming into the reporting period, so we could be selective in looking for opportunities to purchase bonds that added value and continued to help us achieve our goals for the Funds.

Throughout the reporting period, NQM, NQS and NQU continued to find value in sectors that represent some of our larger exposures, including transportation (e.g., tollroads, highways, bridges) and health care. In October 2014, NQM and NQU participated in the tender offer and new issuance of tollroad bonds for the San Joaquin Hills Transportation Corridor Agency in Orange County, California, the largest tollroad network in the western U.S. The agency took advantage of the decline in interest rates to restructure its debt by making a tender offer for existing bonds at above-market prices and then issuing new bonds at lower interest rates, thereby reducing debt service costs, improving cash flow and increasing financial flexibility. In our view, the agency’s debt restructuring resulted in an improved credit outlook for these bonds and we added the new San Joaquin credits to our portfolios. Among other additions in the transportation sector in NQU were tollroad revenue bonds issued for Route 460 in Virginia and a new issue from the Foothill/Eastern Transportation Corridor Agency (F/ETCA) in California, which we purchased at attractive prices in December 2013. In one of the largest fixed rate municipal transactions of 2013, F/ETCA refinanced $2.3 billion in outstanding debt originally issued in 1999. Traffic and revenues on the tollroads in F/ETCA’s 36-mile network, which links major population centers in Southern California, have increased and the bonds have performed well for the Funds since purchase. NPF and NQM both purchased longer public electric utility bonds issued by the South Carolina Public Service Authority (more commonly known as Santee Cooper). In late October, NQM also purchased bonds for the 3 World Trade Center, an 80-story tower in New York City, issued through the Liberty Development Corporation.

NPF added bonds across a variety of sectors, including water and sewer, where we were most active, adding issues from Los Angeles and the East Bay in California as well as from New Orleans. Other additions included insured student housing bonds, a tax appropriation issue and credits issued for the Oregon lottery. In general, the majority of our purchases were intermediate and longer maturity bonds with premium coupon structures, the majority of which we bought in the new issue market.

In NMZ, the increase in the number of bond calls resulted in a corresponding increase in activity, as we worked to manage call risk and reinvest call proceeds into bonds with better call protection that would help us maintain the Fund’s dividend. In this environment, we were focused on research and the selection of individual credits with the potential for improvement as the key contributors to performance. We also highlighted our emphasis on states and sectors. For example, our largest state exposure was to California, where in 2014 Moody’s upgraded its credit rating on the state’s general obligation (GO) debt to Aa3 from A1, the highest level since 2001 and S&P revised its outlook for the state to positive from stable, while affirming its rating of A. These actions benefited our California holdings. During this reporting period, we continued to find value in the types of sectors that we have recently emphasized, including land-secured credits, industrial development revenue (IDR), charter schools and health care. We believe that these sectors continued to offer opportunities to buy bonds with good turnaround potential and security features.

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

In the land-secured area, our additions included revenue bonds issued by Mesa Del Sol Public Improvement #1 in Albuquerque, New Mexico. We also added a new issue of IDR bonds for National Gypsum at attractive prices as well as a new issue from the Douglas County Development Authority for the Brighton Academy Project, a charter school in Georgia. In the health care sector, we purchased bonds issued by the Palm Beach County Health Facility Authority for the Sinai Residences of Boca Raton, Florida, a retirement community and credits from Southwestern Illinois Development Authority for the Memorial Group for replacement and expansion of the existing hospital facility near St. Louis, which we believe offered stability and improvement potential. All of these recent additions were non-rated bonds with above market coupons, which, in our opinion, will benefit NMZ over the long term.

Also during this reporting period, S&P upgraded its credit rating on National Public Finance Guarantee Corp. (NPFG), the insurance subsidiary of MBIA, to AA- from A, citing NPFG’s strong operating performance and competitive position in the financial guarantee market. As a result, the ratings on the Funds’ holdings of bonds backed by insurance from NPFG, and not already rated at least AA-due to a higher underlying borrower ratings, were similarly upgraded to AA- as of mid-March 2014. This action produced an increase in the percentage of our portfolios held in the AA credit quality category (and a corresponding decrease in the A category), improving the overall credit rating of the Funds. S&P also upgraded its rating on Assured Guaranty Municipal (AGM) as well as AGM’s municipal-only insurer Municipal Assurance Corp. to AA from AA-.

Cash for purchases was generated primarily by proceeds from called and matured bonds, which we worked to redeploy to keep the Funds fully invested and support their income streams. As previously mentioned, the decline in municipal yields and the flattening of the municipal yield curve relative to the Treasury curve helped to make refunding deals more attractive. The increase in this activity provided ample cash for purchases and drove much of our trading. In addition, the Funds continued to trim holdings of Puerto Rico paper.

As of October 31, 2014, all of these Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management and income and total return enhancement. In addition, NPF invested in credit default swap contracts to manage credit risk. Using credit default swaps, the Fund purchased credit protection, which had a negligible impact on performance.

As part of its duration management strategies, NMZ invested in forward interest rate swap contracts to help reduce price volatility risk to movements in U.S. interest rates relative to the Fund’s benchmark. During the reporting period, the Fund’s overall duration declined bringing it more in-line with the duration of its benchmark. As a result, the remaining exposure to the swaps was eliminated during the period. The swaps had a negligible impact on performance.

How did the Funds perform during the twelve-month reporting period ended October 31, 2014?

The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Funds’ total returns for the one-year, five-year and ten-year periods ended October 31, 2014. Each Fund’s total returns at common share net asset value (NAV) are compared with the performance of corresponding market indexes and a Lipper classification average.

For the twelve months ended October 31, 2014, the total returns at common share NAV for NQM, NQS, NQU and NPF exceeded the return for the national S&P Municipal Bond Index. For the same period, these four Funds underperformed the average return for the Lipper General and Insured Leveraged Municipal Debt Funds Classification Average. NMZ outperformed the return on the S&P Municipal Bond High Yield Index, the S&P Municipal Bond Index and the average return for the Lipper High-Yield Municipal Debt Funds Classification Average.

Key management factors that influenced the Funds’ returns included duration and yield curve positioning, the use of derivatives in NMZ, credit exposure, and sector allocation. Keeping the Funds fully invested throughout the reporting period also was beneficial for performance. In addition, the use of regulatory leverage was an important positive factor affecting the Funds. Leverage is discussed in more detail later in the Fund Leverage section of this report.

8	Nuveen Investments

Given the combination of declining interest rates and a flattening yield curve during this reporting period, municipal bonds with longer maturities generally outperformed those with shorter maturities. Overall, credits with maturities of 15 years or more, especially those at the longest end of the municipal yield curve, outperformed the general municipal market, while bonds at the shortest end of the curve produced the weakest results. In general, the Funds’ durations and yield curve positioning were positive for performance. Consistent with our long term strategy, these Funds tended to have longer durations than the municipal market in general, with overweightings in the longer parts of the yield curve that performed well and underweightings in the underperforming shorter end of the curve. This was especially true in NQU, NPF and NMZ, where greater sensitivity to changes in interest rates benefited their performance. Overall, duration and yield curve positioning was the major driver of performance and differences in positioning accounted for much of the differences in performance.

While NMZ’s performance was boosted by its longer duration, this Fund also used interest rate swaps and forward interest rate swaps to help manage duration and moderate interest rate risk. Because interest rates declined during this reporting period, the swaps limited NMZ’s duration and detracted somewhat from the Fund’s total return performance. This was offset by other management factors, including NMZ’s overall duration and yield curve positioning.

During this reporting period, lower rated bonds, that is, bonds rated A or lower, generally outperformed higher quality bonds, as the municipal market rally continued and investors became more willing to accept risk in their search for yield in the current low rate environment. While their longer average durations provided an advantage for lower rated bonds, these bonds also generally had stronger duration-adjusted results. These Funds tended to have overweights in A-rated and BBB-rated bonds and underweights in the AAA and AA-rated categories relative to their benchmark and credit exposure was generally positive for their performance. As with duration, differences in credit allocation accounted for some of the differences in performance. All of these Funds benefited from their lower rated holdings during this reporting period.

Among the municipal market sectors, health care, industrial development revenue (IDR) and transportation (especially tollroads) bonds generally were the top performers, with water and sewer, education and housing credits also outperforming the general municipal market. The outperformance of the health care sector can be attributed in part to the recent scarcity of these bonds, with issuance in this sector declining 31% during the first nine months of 2014, while the performance of tollroad bonds was boosted by improved traffic and revenue from increased rates. All of these Funds had double-digit exposures to the health care and transportation sectors, which benefited their performance. Bonds backed by prepaid gas contracts also performed well for NQS and NQU and NPF was helped by its overweight in water and sewer bonds. During this reporting period, lower rated tobacco credits backed by the 1998 master tobacco settlement agreement experienced some volatility, but finished the reporting period ahead of the national municipal market as a whole. The performance of these bonds was helped by their longer effective durations, lower credit quality and the broader demand for higher yields. In addition, several tobacco bond issues were strengthened following the favorable resolution of a dispute over payments by tobacco companies. All of these Funds were overweighted in tobacco bonds.

NMZ also benefited from positive stories from individual holdings that outperformed the market, primarily in the areas of land-secured credits (primarily incremental and special tax bonds backed by real estate property taxes), health care, charter schools and IDRs. Among some of NMZ’s strongest performers in the land-secured sector, which has been on the recovery path since 2010, were the Santa Margarita Community Facilities District/Village of Sendero in California and the Ave Maria Stewardship Community District in Florida. In health care, Decatur Hospital Authority for Wise Regional Health System performed well as credit spreads narrowed. Bonds issued by the Florida Development Finance Corporation for Renaissance Charter School projects, a pool of charter schools, also performed well for NMZ. In the IDR sector, NMZ benefited from its exposure to bonds issued by the Ascension Parish Industrial Development Board for the Impala Warehousing project in Louisiana, a port infrastructure facility, as well as credits from the Iowa Finance Authority for the Alcoa Inc. project, which performed well as Alcoa continued to be the dominant manufacturer of aluminum for the strong aerospace market.

Nuveen Investments	9

Portfolio Managers’ Comments (continued)

In contrast, pre-refunded bonds, which are often backed by U.S. Treasury securities, were among the poorest performing market segments. The underperformance of these bonds relative to the market can be attributed primarily to their shorter effective maturities and higher credit quality. All of these Funds had holdings of pre-refunded bonds, with NQS having the heaviest exposure to these bonds. In addition, GO credits generally trailed the revenue sectors as well as the municipal market as a whole, although by a substantially smaller margin than the pre-refunded category. Some of the GOs’ underperformance can be attributed to their higher quality. NQM, NPF and NMZ tended to be underweighted in GOs, which helped their performance.

We continued to monitor two situations in the broader municipal market for any impact on the Funds’ holdings and performance: the ongoing economic problems of Puerto Rico and the City of Detroit’s bankruptcy case. In terms of Puerto Rico holdings, shareholders should note that NQM, NQS and NQU had limited exposure to Puerto Rico debt, while NPF and NMZ did not hold any Puerto Rico bonds. These territorial bonds were originally added to our portfolios to keep assets fully invested and working for the Funds as well as to enhance diversity, duration and credit. The Puerto Rico credits offered higher yields, added diversification and triple exemption (i.e., exemption from most federal, state and local taxes). However, Puerto Rico’s continued economic weakening, escalating debt service obligations and long-standing inability to deliver a balanced budget led to multiple downgrades on its debt over the past two years. Following the latest rating reduction by Moody’s in July 2014, Puerto Rico general obligation debt was rated B2/BB+/BB (below investment grade) by Moody’s, S&P and Fitch, respectively, with negative outlooks. In late June 2014, Puerto Rico approved new legislation creating a judicial framework and formal process that would allow several of the commonwealth’s public corporations to restructure their public debt. As of October 2014, the Nuveen complex held $69.8 million in bonds backed by public corporations in Puerto Rico that could be restructured under this legislation, representing less than 0.1% of our municipal assets under management. In light of the evolving economic situation in Puerto Rico, Nuveen’s credit analysis of the commonwealth had previously considered the possibility of a default and restructuring of public corporations and we adjusted our portfolios to prepare for such an outcome, although no such default or restructuring has occurred to date. The Nuveen complex’s entire exposure to obligations of the government of Puerto Rico and other Puerto Rico issuers totaled 0.35% of assets under management as of October 31, 2014. As of October 31, 2014, the Funds’ limited exposure to Puerto Rico generally was invested in bonds that were insured (which we believe adds value), pre-refunded (and therefore backed by securities such as U.S. Treasuries), or unrelated to the government of Puerto Rico. Overall, the small size of our exposures meant that our Puerto Rico holdings had a negligible impact on performance.

The second situation that we continued to monitor was the City of Detroit’s filing for Chapter 9 in federal bankruptcy court in July 2013. Burdened by decades of population loss, changes in the auto manufacturing industry and significant tax base deterioration, Detroit had been under severe financial stress for an extended period prior to the filing. Before Detroit could exit bankruptcy, issues surrounding the city’s complex debt portfolio, numerous union contracts, significant legal questions and more than 100,000 creditors had to be resolved. By October 2014, all of the major creditors had reached an agreement on the city’s plan to restructure its $18.5 billion of debt and emerge from bankruptcy and on November 7, 2014 (subsequent to the close of this reporting period). The U.S. Bankruptcy Court approved the city’s bankruptcy exit plan, thereby erasing approximately $7 billion in debt. The settlement plan also provided for $1.7 billion to be reinvested in the city for improved public safety, blight removal and upgraded basic services. All of these Funds had exposure to Detroit-related bonds, including Detroit water and sewer credits. In August 2014, Detroit announced a tender offer for the city’s water and sewer bonds, aimed at replacing some of the $5.2 billion of existing debt with lower cost bonds. (Not all of the Detroit water and sewer bonds were eligible for the tender offer.) Approximately $1.5 billion in existing water and sewer bonds were returned to the city by investors under the tender offer, which enabled Detroit to issue $1.8 billion in new water and sewer bonds, resulting in savings of $250 million over the life of the bonds. The city also raised about $150 million to finance sewer system improvements. As part of the deal, Detroit water and sewer bonds were permanently removed from the city’s bankruptcy case. NQS and NQU participated in the tender offer for existing Detroit water and sewer bonds and these two Funds plus NMZ purchased the new water and sewer bonds. In general, Detroit water and sewer credits rallied following these positive developments.

10	Nuveen Investments

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also can expose the Fund to additional price volatility. When a Fund uses leverage, the Fund will experience a greater increase in its net asset value if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Fund’s net asset value more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Leverage made a positive contribution to the performance of these Funds over this reporting period.

As of October 31, 2014, the Funds’ percentages of leverage are as shown in the accompanying table.

	NQM	NQS	NQU	NPF	NMZ
Effective Leverage*	35.98%	37.70%	36.48%	36.52%	32.15%
Regulatory Leverage*	29.40%	32.64%	33.41%	29.51%	11.25%

*
Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE

As of October 31, 2014, the Funds have issued and outstanding Variable Rate MuniFund Term Preferred (VMTP) Shares and Variable Rate Demand Preferred (VRDP) Shares as shown in the accompanying table.

	VMTP Shares			VRDP Shares
			Shares Issued at		Shares Issued at
	Series		Liquidation Value	Series	Liquidation Value	Total
NQM	2017	*	$43,500,000	1	$236,800,000	$280,300,000
NQS	—		—	1	$267,500,000	$267,500,000
NQU	—		—	1	$385,400,000	$385,400,000
NPF	—		—	1	$127,700,000	$127,700,000
NMZ	2016		$51,000,000		—
	2016-1		$36,000,000
			$87,000,000			$87,000,000

* VMTP Shares issued in connection with the reorganization.

During the current reporting period, NQM redeemed a portion of its VRDP Shares. Refer to Notes to Financial Statements, Note 1 – General Information and Significant Accounting Policies for further details on VMTP and VRDP Shares and each Fund’s respective transactions.

Nuveen Investments	11

Common Share Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of October 31, 2014. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.

During the current reporting period, each Fund’s monthly distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Ex-Dividend Date	NQM	NQS	NQU	NPF	NMZ
November 2013	$0.0800	$0.0650	$0.0655	$0.0700	$0.0730
December	0.0800	0.0650	0.0655	0.0700	0.0730
January	0.0800	0.0665	0.0685	0.0720	0.0760
February	0.0800	0.0665	0.0685	0.0720	0.0760
March	0.0800	0.0665	0.0685	0.0720	0.0760
April	0.0800	0.0665	0.0685	0.0720	0.0760
May	0.0800	0.0665	0.0685	0.0720	0.0760
June	0.0800	0.0665	0.0685	0.0720	0.0760
July	0.0800	0.0665	0.0685	0.0720	0.0760
August	0.0800	0.0665	0.0685	0.0720	0.0760
September	0.0800	0.0665	0.0685	0.0720	0.0760
October 2014	0.0800	0.0665	0.0685	0.0720	0.0760

Long-Term Capital Gain*	$—	$—	$0.0257	$—	$—
Short-Term Capital Gain*	$—	$—	$0.0009	$—	$—
Ordinary Income Distribution*	$0.0061	$0.0003	$0.0012	$0.0009	$0.0050

Market Yield**	6.49%	5.71%	5.88%	6.29%	6.90%
Taxable-Equivalent Yield**	9.01%	7.93%	8.17%	8.74%	9.58%

*	Distribution paid in December 2013.
**
Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28.0%. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Each Fund in this report seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of October 31, 2014, all the Funds in this report had positive UNII balances for both tax and financial reporting purposes.

12	Nuveen Investments

All monthly dividends paid by the Funds during the fiscal year ended October 31, 2014 were paid from net investment income. If a portion of a Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, the Funds’ shareholders would have received a notice to that effect. The composition and per share amounts of each Fund’s monthly dividends for the reporting period are presented in the Statement of Changes in Net Assets and Financial Highlights, respectively (for reporting purposes) and in Note 6 — Income Tax Information within the accompany Notes to Financial Statements (for income tax purposes), later in this report.

COMMON SHARE EQUITY SHELF PROGRAMS

During the reporting period, the following Funds were authorized to issue additional common shares through their ongoing equity shelf programs. Under these programs, each Fund, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above each Fund’s NAV per common share. Under the equity shelf programs, the Funds are authorized to issue the following number of additional common shares:

	NQM	NQS	NMZ
Additional Common Shares Authorized	3,500,000	3,400,000	7,700,000

During the current reporting period, NMZ sold common shares through its equity shelf program at a weighted average premium to its NAV per common share as shown in the accompanying table.

NMZ
Common Shares Sold through Equity Shelf Program	22,387
Weighted Average Premium to NAV per Common Share Sold	1.13%

As of February 28, 2014, NQM’s and NQS’s shelf offering registration statement are no longer effective. Therefore, the Funds may not issue additional common shares under their equity shelf programs until a new registration statement is effective.

COMMON SHARE REPURCHASES

During August 2014, the Funds’ Board of Directors/Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of October 31, 2014, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired common shares as shown in the accompanying table.

	NQM	NQS	NQU	NPF	NMZ
Common Shares Cumulatively Repurchased and Retired	0	0	0	202,500	0
Common Shares Authorized for Repurchase	3,600,000	3,520,000	5,440,000	1,990,000	5,005,000

During the current reporting period, the Funds did not repurchase any of their outstanding common shares.

TENDER OFFER

During the current fiscal period, the Board of Directors of NQU approved a tender offer to purchase up to 10% of the Fund’s outstanding common shares for cash at a price per common share equal to 98% of the Fund’s per common share NAV determined on the date the tender offer expires.

The tender offer commenced on August 18, 2014 and expired on September 19, 2014. The tender offer was oversubscribed, and therefore the Fund purchased 10% of its respective outstanding common shares allocating such purchases pro-rata based on the number of shares properly tendered. Refer to Notes to Financial Statements, Note 1 – General Information and Significant Accounting Policies for further details on the Fund’s tender offer.

Nuveen Investments	13

Common Share Information (continued)

OTHER COMMON SHARE INFORMATION

As of October 31, 2014, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NQM	NQS	NQU	NPF	NMZ
Common Share NAV	$16.19	$15.67	$15.69	$15.34	$13.71
Common Share Price	$14.79	$13.98	$13.97	$13.74	$13.21
Premium/(Discount) to NAV	(8.65)%	(10.78)%	(10.96)%	(10.43)%	(3.65)%
12-Month Average Premium/(Discount) to NAV	(7.31)%	(10.74)%	(10.16)%	(9.73)%	(2.60)%

14	Nuveen Investments

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Market and Price Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the municipal securities owned by the Funds, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like these Funds frequently trade at a discount to their net asset value (NAV). Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. Each Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, distributions and returns. There is no assurance that a Fund’s leveraging strategy will be successful. Certain aspects of the recently adopted Volcker Rule may limit the availability of tender option bonds, which are used by the Funds for leveraging and duration management purposes. The effects of this new Rule, expected to take effect in mid-2015, may make it more difficult for a Fund to maintain current or desired levels of leverage and may cause the Fund to incur additional expenses to maintain its leverage.

Inverse Floater Risk. The Funds may invest in inverse floaters. Due to their leveraged nature, these investments can greatly increase a Fund’s exposure to interest rate risk and credit risk. In addition, investments in inverse floaters involve the risk that the Fund could lose more than its original principal investment.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Issuer Credit Risk. This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due.

Credit Risk. An issuer of a bond held by a Fund may be unable to make interest and principal payments when due. A failure by the issuer to make such payments is called a “default”. A default can cause the price of the issuer’s bonds to plummet. Even if the issuer does not default, the prices of its bonds can fall if the market perceives that the risk of default is increasing.

Low-Quality Bond Risk. NMZ concentrates a large portion of its investments in low-quality municipal bonds (sometimes called “junk bonds”), which have greater credit risk and generally are less liquid and have more volatile prices than higher quality securities.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Nuveen Investments	15

Risk Considerations (continued)

Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

Derivatives Strategy Risk. Derivative securities, such as calls, puts, warrants, swaps and forwards, carry risks different from, and possibly greater than, the risks associated with the underlying investments.

Below-Investment Grade Risk. Investments in securities below investment grade quality are predominantly speculative and subject to greater volatility and risk of default.

Municipal Bond Market Liquidity Risk. Inventories of municipal bonds held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease a Fund’s ability to buy or sell bonds, and increase bond price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal bonds, which may further decrease a Fund’s ability to buy or sell bonds. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and hurt performance.

16	Nuveen Investments

NQM
Nuveen Investment Quality Municipal Fund, Inc.
Performance Overview and Holding Summaries as of October 31, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of October 31, 2014
	Average Annual
	1-Year	5-Year	10-Year
NQM at Common Share NAV	16.03%	9.25%	6.40%
NQM at Common Share Price	15.51%	9.32%	6.23%
S&P Municipal Bond Index	7.94%	5.45%	4.74%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average	17.38%	9.24%	6.28%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	17

Performance Overview and Holding Summaries as of October 31, 2014 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	148.4%
Corporate Bonds	0.0%
Short-Term Municipal Bonds	0.5%
Floating Rate Obligations	(9.0)%
VMTP Shares, at Liquidation Value	(6.5)%
VRDP Shares, at Liquidation Value	(35.2)%
Other Assets Less Liabilities	1.8%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	11.5%
AA	38.4%
A	24.3%
BBB	15.9%
BB or Lower	4.7%
N/R (not rated)	5.2%

Portfolio Composition
(% of total investments)
Health Care	22.7%
Tax Obligation/Limited	13.0%
Transportation	11.6%
Education and Civic Organizations	10.4%
Tax Obligation/General	10.3%
U.S. Guaranteed	8.1%
Water and Sewer	7.6%
Utilities	6.3%
Other	10.0%

States and Territories
(% of total municipal bonds)
California	16.0%
Texas	10.3%
Illinois	8.7%
Florida	6.5%
Colorado	5.2%
New York	4.8%
District of Columbia	3.8%
Ohio	3.1%
Pennsylvania	2.9%
Minnesota	2.5%
Arizona	2.3%
Tennessee	2.3%
Louisiana	2.0%
Massachusetts	2.0%
Missouri	2.0%
Wisconsin	1.8%
Michigan	1.7%
Nebraska	1.7%
New Jersey	1.4%
Other	19.0%

18	Nuveen Investments

NQS
Nuveen Select Quality Municipal Fund, Inc.
Performance Overview and Holding Summaries as of October 31, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of October 31, 2014

	Average Annual
	1-Year	5-Year	10-Year
NQS at Common Share NAV	16.36%	9.06%	6.44%
NQS at Common Share Price	17.62%	7.37%	5.78%
S&P Municipal Bond Index	7.94%	5.45%	4.74%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average	17.38%	9.24%	6.28%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	19

Performance Overview and Holding Summaries as of October 31, 2014 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	146.2%
Corporate Bonds	0.0%
Short-Term Municipal Bonds	1.7%
Floating Rate Obligations	(2.5)%
VRDP Shares, at Liquidation Value	(48.5)%
Other Assets Less Liabilities	3.1%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	16.6%
AA	43.6%
A	23.1%
BBB	8.3%
BB or Lower	6.4%
N/R (not rated)	2.0%

Portfolio Composition
(% of total investments)
Health Care	19.1%
Transportation	15.9%
Tax Obligation/Limited	15.5%
Tax Obligation/General	15.3%
U.S. Guaranteed	11.2%
Utilities	6.9%
Consumer Staples	6.5%
Other	9.6%

States and Territories
(% of total municipal bonds)
Texas	14.8%
Illinois	14.7%
California	9.6%
Florida	5.5%
Ohio	4.9%
Colorado	4.7%
New York	3.7%
Michigan	3.3%
New Jersey	3.0%
Massachusetts	2.9%
Missouri	2.6%
Pennsylvania	2.5%
Virginia	2.5%
South Carolina	2.2%
Indiana	2.1%
Arizona	2.0%
Other	19.0%

20	Nuveen Investments

NQU
Nuveen Quality Income Municipal Fund, Inc.
Performance Overview and Holding Summaries as of October 31, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of October 31, 2014

	Average Annual
	1-Year	5-Year	10-Year
NQU at Common Share NAV	16.84%	8.31%	6.05%
NQU at Common Share Price	17.69%	7.71%	5.82%
S&P Municipal Bond Index	7.94%	5.45%	4.74%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average	17.38%	9.24%	6.28%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	21

Performance Overview and Holding Summaries as of October 31, 2014 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	149.3%
Corporate Bonds	0.0%
Short-Term Municipal Bonds	0.3%
Floating Rate Obligations	(5.0)%
VRDP Shares, at Liquidation Value	(50.2)%
Other Assets Less Liabilities	5.6%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	10.7%
AA	51.7%
A	15.9%
BBB	12.1%
BB or Lower	8.4%
N/R (not rated)	1.2%

Portfolio Composition
(% of total investments)
Health Care	23.0%
Transportation	20.3%
Tax Obligation/Limited	14.9%
Tax Obligation/General	13.1%
Consumer Staples	7.3%
Education and Civic Organizations	5.8%
Utilities	5.4%
Other	10.2%

States and Territories
(% of total municipal bonds)
California	14.6%
Illinois	11.0%
Texas	9.9%
Colorado	6.5%
New York	5.5%
Ohio	4.5%
Michigan	4.2%
Virginia	3.1%
Missouri	2.6%
Pennsylvania	2.5%
Indiana	2.5%
Nevada	2.4%
Massachusetts	2.3%
New Jersey	2.1%
North Carolina	2.1%
Georgia	2.0%
Iowa	1.9%
Wisconsin	1.9%
Other	18.4%

22	Nuveen Investments

NPF
Nuveen Premier Municipal Income Fund, Inc.
Performance Overview and Holding Summaries as of October 31, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of October 31, 2014
	Average Annual
	1-Year	5-Year	10-Year
NPF at Common Share NAV	16.33%	8.31%	5.63%
NPF at Common Share Price	16.88%	8.71%	5.72%
S&P Municipal Bond Index	7.94%	5.45%	4.74%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average	17.38%	9.24%	6.28%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	23

Performance Overview and Holding Summaries as of October 31, 2014 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	149.5%
Short-Term Municipal Bonds	0.7%
Floating Rate Obligations	(11.6)%
VRDP Shares, at Liquidation Value	(41.9)%
Other Assets Less Liabilities	3.3%

Credit Quality
(% of total investment exposure)1
AAA/U.S. Guaranteed	15.7%
AA	44.7%
A	19.0%
BBB	12.4%
BB or Lower	6.1%
N/R (not rated)	2.1%

Portfolio Composition
(% of total investments)1
Tax Obligation/Limited	21.6%
Transportation	16.6%
Health Care	13.3%
Utilities	11.6%
U.S. Guaranteed	11.0%
Water and Sewer	8.9%
Tax Obligation/General	6.4%
Other	10.6%

States and Territories
(% of total municipal bonds)
California	15.6%
Illinois	11.8%
New York	6.7%
Texas	5.9%
Colorado	5.5%
New Jersey	4.6%
Michigan	4.3%
Louisiana	4.0%
Arizona	2.9%
North Carolina	2.8%
South Carolina	2.5%
Ohio	2.4%
Kentucky	2.2%
Indiana	2.1%
Massachusetts	1.8%
Georgia	1.8%
Utah	1.8%
Pennsylvania	1.6%
Other	19.7%

1 Excluding investments in derivatives.

24	Nuveen Investments

NMZ
Nuveen Municipal High Income Opportunity Fund
Performance Overview and Holding Summaries as of October 31, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of October 31, 2014

	Average Annual
	1-Year	5-Year	10-Year
NMZ at Common Share NAV	18.90%	12.39%	7.18%
NMZ at Common Share Price	18.31%	10.08%	6.44%
S&P Municipal Bond High Yield Index	12.36%	8.98%	5.91%
S&P Municipal Bond Index	7.94%	5.45%	4.74%
Lipper High-Yield Municipal Debt Funds Classification Average	15.00%	9.76%	6.74%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	25

Performance Overview and Holding Summaries as of October 31, 2014 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Municipal Bonds	113.1%
Common Stocks	1.4%
Corporate Bonds	0.0%
Floating Rate Obligations	(1.9)%
VMTP Shares, at Liquidation Value	(12.7)%
Other Assets Less Liabilities	0.1%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	1.0%
AA	28.8%
A	11.5%
BBB	12.7%
BB or Lower	14.3%
N/R (not rated)	30.8%
N/A (not applicable)	0.9%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	22.1%
Education and Civic Organizations	16.1%
Health Care	15.4%
Transportation	7.9%
Industrials	7.4%
Utilities	5.7%
Consumer Staples	4.8%
Long-Term Care	4.5%
Other	16.1%

States and Territories
(% of total municipal bonds)
California	15.7%
Florida	12.4%
Illinois	8.1%
Colorado	7.0%
Texas	6.2%
Arizona	4.4%
Louisiana	3.4%
Ohio	3.3%
Indiana	3.2%
Michigan	3.0%
Wisconsin	2.8%
Washington	2.6%
New York	2.2%
Pennsylvania	2.1%
New Jersey	2.0%
North Carolina	1.8%
Other	19.8%

26	Nuveen Investments

Shareholder Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on August 5, 2014 for NQS, NQU, NPF and NMZ; at this meeting the shareholders were asked to vote to approve a new investment management agreement, to approve a new sub-advisory agreement and to elect Board Members. The annual meeting of shareholders for NQM was held in the offices of Nuveen Investments on August 15, 2014; at this meeting the shareholders were asked to elect Board Members.

A special meeting of shareholders was held in the offices of Nuveen Investments on August 15, 2014 for NQM; at this meeting the shareholders were asked to vote to approve an agreement and plan of merger, to approve a new investment management agreement and to approve a new sub-advisory agreement. The meeting was subsequently adjourned for NQM to September 15, 2014.

	NQM		XAA		NQS
	Common and		Common and		Common and
	Preferred		Preferred		Preferred
	shares voting		shares voting		shares voting
	together	Preferred	together	Preferred	together	Preferred
	as a class	Shares	as a class	Shares	as a class	Shares
To approve an Agreement and Plan of Merger
For	19,096,141	1,968	3,058,145	435	—	—
Against	776,008	—	203,197	—	—	—
Abstain	953,659	—	121,030	—	—	—
Broker Non-Votes	—	—	—	—	—	—
Total	20,825,808	1,968	3,382,372	435	—	—
To approve a new investment management agreement
For	19,100,029	—	3,046,165	—	16,669,554	—
Against	750,883	—	218,054	—	537,170	—
Abstain	974,896	—	118,153	—	510,821	—
Broker Non-Votes	—	—	—	—	5,755,968	—
Total	20,825,808	—	3,382,372	—	23,473,513	—
To approve a new sub-advisory agreement
For	19,061,806	—	3,047,620	—	16,636,023	—
Against	799,366	—	213,021	—	547,428	—
Abstain	964,636	—	121,731	—	534,095	—
Broker Non-Votes	—	—	—	—	5,755,967	—
Total	20,825,808	—	3,382,372	—	23,473,513	—

Nuveen Investments	27

Shareholder Meeting Report (continued)

	NQM		XAA		NQS
	Common and		Common and		Common and
	Preferred		Preferred		Preferred
	shares voting		shares voting		shares voting
	together	Preferred	together	Preferred	together	Preferred
	as a class	Shares	as a class	Shares	as a class	Shares
Approval of the Board Members was reached as follows:
William Adams IV
For	29,914,789	—	—	—	22,667,007	—
Withhold	1,056,919	—	—	—	806,506	—
Total	30,971,708	—	—	—	23,473,513	—
Robert P. Bremner
For	29,912,066	—	—	—	22,640,046	—
Withhold	1,059,642	—	—	—	833,467	—
Total	30,971,708	—	—	—	23,473,513	—
Jack B. Evans
For	29,915,245	—	—	—	22,667,377	—
Withhold	1,056,463	—	—	—	806,136	—
Total	30,971,708	—	—	—	23,473,513	—
William C. Hunter
For	—	1,668	—	—	—	1,675
Withhold	—	300	—	—	—	250
Total	—	1,968	—	—	—	1,925
David J. Kundert
For	29,919,464	—	—	—	22,655,334	—
Withhold	1,052,244	—	—	—	818,179	—
Total	30,971,708	—	—	—	23,473,513	—
John K. Nelson
For	29,921,851	—	—	—	22,673,457	—
Withhold	1,049,857	—	—	—	800,056	—
Total	30,971,708	—	—	—	23,473,513	—
William J. Schneider
For	—	1,668	—	—	—	1,675
Withhold	—	300	—	—	—	250
Total	—	1,968	—	—	—	1,925
Thomas S. Schreier, Jr.
For	29,943,858	—	—	—	22,660,027	—
Withhold	1,027,850	—	—	—	813,486	—
Total	30,971,708	—	—	—	23,473,513	—
Judith M. Stockdale
For	29,935,796	—	—	—	22,670,074	—
Withhold	1,035,912	—	—	—	803,439	—
Total	30,971,708	—	—	—	23,473,513	—
Carole E. Stone
For	29,945,611	—	—	—	22,670,699	—
Withhold	1,026,097	—	—	—	802,814	—
Total	30,971,708	—	—	—	23,473,513	—
Virginia L. Stringer
For	29,950,178	—	—	—	22,671,490	—
Withhold	1,021,530	—	—	—	802,023	—
Total	30,971,708	—	—	—	23,473,513	—

28	Nuveen Investments

	NQM		XAA		NQS
	Common and		Common and		Common and
	Preferred		Preferred		Preferred
	shares voting		shares voting		shares voting
	together	Preferred	together	Preferred	together	Preferred
	as a class	Shares	as a class	Shares	as a class	Shares
Approval of the Board Members was reached as follows:
Terence J. Toth
For	29,901,950	—	—	—	22,668,084	—
Withhold	1,069,758	—	—	—	805,429	—
Total	30,971,708	—	—	—	23,473,513	—
Roger A. Gibson
For	—	—	—	435	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	435	—	—
John P. Kayser
For	—	—	4,583,306	—	—	—
Withhold	—	—	327,019	—	—	—
Total	—	—	4,910,325	—	—	—
Leonard W. Kedrowski
For	—	—	—	435	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	435	—	—
Richard K. Riederer
For	—	—	4,556,686	—	—	—
Withhold	—	—	353,639	—	—	—
Total	—	—	4,910,325	—	—	—
James M. Wade
For	—	—	4,556,686	—	—	—
Withhold	—	—	353,639	—	—	—
Total	—	—	4,910,325	—	—	—

Nuveen Investments	29

Shareholder Meeting Report (continued)

	NQU		NPF		NMZ
	Common and		Common and		Common and
	Preferred		Preferred		Preferred
	shares voting		shares voting		shares voting
	together	Preferred	together	Preferred	together	Preferred
	as a class	Shares	as a class	Shares	as a class	Shares
To approve an Agreement and Plan of Merger
For	—	—	—	—	—	—
Against	—	—	—	—	—	—
Abstain	—	—	—	—	—	—
Broker Non-Votes	—	—	—	—	—	—
Total	—	—	—	—	—	—
To approve a new investment management agreement
For	26,706,509	—	10,131,343	—	22,526,056	—
Against	826,698	—	480,718	—	1,225,347	—
Abstain	870,901	—	406,500	—	765,300	—
Broker Non-Votes	8,033,991	—	2,490,954	—	7,777,044	—
Total	36,438,099	—	13,509,515	—	32,293,747	—
To approve a new sub-advisory agreement
For	26,550,070	—	10,077,715	—	22,404,085	—
Against	900,321	—	527,472	—	1,294,749	—
Abstain	953,717	—	413,374	—	817,869	—
Broker Non-Votes	8,033,991	—	2,490,954	—	7,777,044	—
Total	36,438,099	—	13,509,515	—	32,293,747	—

30	Nuveen Investments

	NQU		NPF		NMZ
	Common and		Common and		Common and
	Preferred		Preferred		Preferred
	shares voting		shares voting		shares voting
	together	Preferred	together	Preferred	together	Preferred
	as a class	Shares	as a class	Shares	as a class	Shares
Approval of the Board Members was reached as follows:
William Adams IV
For	35,201,009	—	13,092,952	—	30,713,363	—
Withhold	1,237,090	—	416,563	—	1,580,384	—
Total	36,438,099	—	13,509,515	—	32,293,747	—
Robert P. Bremner
For	35,208,750	—	13,060,095	—	—	—
Withhold	1,229,349	—	449,420	—	—	—
Total	36,438,099	—	13,509,515	—	—	—
Jack B. Evans
For	35,239,071	—	13,062,153	—	—	—
Withhold	1,199,028	—	447,362	—	—	—
Total	36,438,099	—	13,509,515	—	—	—
William C. Hunter
For	—	1,384	—	1,227	—	870
Withhold	—	535	—	50	—	—
Total	—	1,919	—	1,277	—	870
David J. Kundert
For	35,212,824	—	13,058,114	—	30,692,933	—
Withhold	1,225,275	—	451,401	—	1,600,814	—
Total	36,438,099	—	13,509,515	—	32,293,747	—
John K. Nelson
For	35,217,970	—	13,078,429	—	30,714,112	—
Withhold	1,220,129	—	431,086	—	1,579,635	—
Total	36,438,099	—	13,509,515	—	32,293,747	—
William J. Schneider
For	—	1,384	—	1,227	—	870
Withhold	—	535	—	50	—	—
Total	—	1,919	—	1,277	—	870
Thomas S. Schreier, Jr.
For	35,221,050	—	13,087,470	—	—	—
Withhold	1,217,049	—	422,045	—	—	—
Total	36,438,099	—	13,509,515	—	—	—
Judith M. Stockdale
For	35,203,265	—	13,051,149	—	—	—
Withhold	1,234,834	—	458,366	—	—	—
Total	36,438,099	—	13,509,515	—	—	—
Carole E. Stone
For	35,219,066	—	13,065,478	—	—	—
Withhold	1,219,033	—	444,037	—	—	—
Total	36,438,099	—	13,509,515	—	—	—
Virginia L. Stringer
For	35,184,194	—	13,047,950	—	—	—
Withhold	1,253,905	—	461,565	—	—	—
Total	36,438,099	—	13,509,515	—	—	—

Nuveen Investments	31

Shareholder Meeting Report (continued)

	NQU		NPF		NMZ
	Common and		Common and		Common and
	Preferred		Preferred		Preferred
	shares voting		shares voting		shares voting
	together	Preferred	together	Preferred	together	Preferred
	as a class	Shares	as a class	Shares	as a class	Shares
Approval of the Board Members was reached as follows:
Terence J. Toth
For	35,221,713	—	13,090,292	—	30,705,804	—
Withhold	1,216,386	—	419,223	—	1,587,943	—
Total	36,438,099	—	13,509,515	—	32,293,747	—
Roger A. Gibson
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
John P. Kayser
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
Leonard W. Kedrowski
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
Richard K. Riederer
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
James M. Wade
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—

32	Nuveen Investments

Report of Independent Registered Public Accounting Firm

To the Board of Directors/Trustees and Shareholders of
Nuveen Investment Quality Municipal Fund, Inc.
Nuveen Select Quality Municipal Fund, Inc.
Nuveen Quality Income Municipal Fund, Inc.
Nuveen Premier Municipal Income Fund, Inc.
Nuveen Municipal High Income Opportunity Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Investment Quality Municipal Fund, Inc., Nuveen Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc. and Nuveen Municipal High Income Opportunity Fund (the “Funds”) as of October 31, 2014, and the related statements of operations, changes in net assets, cash flows, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets and the financial highlights for the periods presented through October 31, 2013 were audited by other auditors whose report dated December 27, 2013 expressed an unqualified opinion on those statements and those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2014, the results of their operations, the changes in their net assets, their cash flows and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP
Chicago, Illinois
December 26, 2014

Nuveen Investments	33

NQM
Nuveen Investment Quality Municipal Fund, Inc.
	Portfolio of Investments	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 148.4% (99.7% of Total Investments)
	MUNICIPAL BONDS – 148.4% (99.7% of Total Investments)
	Alabama – 1.3% (0.9% of Total Investments)
$3,800	Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006C-2, 5.000%, 11/15/36 (UB)	11/16 at 100.00	AA+	$4,001,248
	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A:
1,200	5.250%, 11/15/20	11/15 at 100.00	Baa2	1,237,536
800	5.000%, 11/15/30	11/15 at 100.00	Baa2	806,424
1,650	Courtland Industrial Development Board, Alabama, Pollution Control Revenue Bonds, International Paper Company, Series 2005A, 5.000%, 6/01/25	6/15 at 100.00	BBB	1,672,737
1,000	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A, 5.250%, 1/01/23 – AGM Insured	1/15 at 100.00	AA	1,000,870
8,450	Total Alabama			8,718,815
	Alaska – 0.5% (0.4% of Total Investments)
	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A:
4,000	5.000%, 6/01/32	12/14 at 100.00	B2	3,200,880
500	5.000%, 6/01/46	12/14 at 100.00	B2	376,455
4,500	Total Alaska			3,577,335
	Arizona – 3.4% (2.3% of Total Investments)
980	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30	3/22 at 100.00	BBB+	1,045,082
	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project, Refunding Senior Series 2012A:
1,490	5.000%, 7/01/30	7/22 at 100.00	A1	1,630,164
2,500	5.000%, 7/01/32	7/22 at 100.00	A1	2,712,500
	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2005B:
485	5.250%, 12/01/24	12/15 at 100.00	A–	500,404
265	5.250%, 12/01/25	12/15 at 100.00	A–	273,154
2,000	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2007A, 5.250%, 7/01/32	7/17 at 100.00	A	2,126,320
2,500	Mesa, Arizona, Utility System Revenue Bonds, Tender Option Bond Trust, Series 11032-11034, 15.165%, 7/01/26 – AGM Insured (IF)	7/17 at 100.00	AA	2,749,200
5,000	Phoenix, Arizona, Civic Improvement Corporation, Senior Lien Airport Revenue Bonds, Series 2008, Trust 1132, 9.181%, 1/01/32 (IF)	7/18 at 100.00	AA–	6,079,800
3,450	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	A–	3,910,437
1,100	Student and Academic Services LLC, Arizona, Lease Revenue Bonds, Northern Arizona University Project, Series 2014, 5.000%, 6/01/34 – BAM Insured	6/24 at 100.00	AA	1,245,288
935	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005, 6.000%, 7/01/30	7/16 at 100.00	N/R	959,936
20,705	Total Arizona			23,232,285
	Arkansas – 0.5% (0.3% of Total Investments)
3,290	University of Arkansas, Revenue Bonds, Pine Bluff Campus, Refunding & Construction Series 2005A, 5.000%, 12/01/30 (Pre-refunded 12/01/15) – AMBAC Insured	12/15 at 100.00	Aa2 (4)	3,462,659
	California – 23.3% (15.7% of Total Investments)
1,500	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured Revenue Bonds, Channing House, Series 2010, 6.000%, 5/15/30	5/20 at 100.00	A	1,778,925

34	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$2,250	California Educational Facilities Authority, Revenue Bonds, University of Southern California, Series 2005, 4.750%, 10/01/28 (UB)	10/15 at 100.00	Aa1	$2,329,560
1,000	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006, 5.000%, 11/01/30	11/15 at 100.00	A2	1,036,860
2,500	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/27	11/15 at 100.00	A1	2,604,975
4,285	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.000%, 4/01/37	4/16 at 100.00	A+	4,417,064
180	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013A, 5.000%, 7/01/37	7/23 at 100.00	AA–	204,419
5,500	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, 2007A, 5.000%, 11/15/42 (UB)	11/16 at 100.00	AA–	5,887,805
1,000	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2005A-2, 5.400%, 4/01/25 (Alternative Minimum Tax)	4/15 at 101.00	A–	1,025,680
810	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009-I, 6.375%, 11/01/34	11/19 at 100.00	A1	1,001,363
1,530	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2010A-1, 5.750%, 3/01/30	3/20 at 100.00	A1	1,788,019
	California State, General Obligation Bonds, Various Purpose Series 2010:
2,100	5.250%, 3/01/30	3/20 at 100.00	Aa3	2,448,768
3,000	5.500%, 3/01/40	3/20 at 100.00	Aa3	3,470,190
	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010:
900	6.000%, 10/01/29	10/19 at 100.00	BBB+	1,030,959
1,030	6.250%, 10/01/39	10/19 at 100.00	BBB+	1,174,355
1,050	California Statewide Communities Development Authority, School Facility Revenue Bonds, Aspire Public Schools, Series 2010, 6.000%, 7/01/40	1/19 at 100.00	BB	1,078,791
1,000	California Statewide Community Development Authority, Revenue Bonds, Childrens Hospital of Los Angeles, Series 2007, 5.000%, 8/15/47	8/17 at 100.00	BBB+	1,029,810
	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
1,000	5.250%, 7/01/30	7/15 at 100.00	B–	995,700
2,000	5.000%, 7/01/39	7/15 at 100.00	B–	2,000,000
1,390	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3175, 13.545%, 5/15/40 (IF)	5/18 at 100.00	AA–	1,961,109
1,900	Chula Vista, California, Industrial Development Revenue Bonds, San Diego Gas and Electric Company, Series 1996A, 5.300%, 7/01/21	6/16 at 100.00	A1	1,945,809
2,530	Commerce Joint Power Financing Authority, California, Tax Allocation Bonds, Redevelopment Projects 2 and 3, Refunding Series 2003A, 5.000%, 8/01/28 – RAAI Insured	2/15 at 100.00	BBB	2,533,011
1,260	Davis Redevelopment Agency, California, Tax Allocation Bonds, Davis Redevelopment Project, Subordinate Series 2011A, 7.000%, 12/01/36	12/21 at 100.00	A+	1,578,062
1,500	Gavilan Joint Community College District, Santa Clara and San Benito Counties, California, General Obligation Bonds, Election of 2004 Series 2011D, 5.750%, 8/01/35	8/21 at 100.00	Aa2	1,774,920
2,000	Glendale Redevelopment Agency, California, Tax Allocation Bonds, Central Glendale Redevelopment Project, Series 2010, 5.500%, 12/01/24	12/16 at 100.00	A	2,113,980
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
3,000	5.000%, 6/01/33	6/17 at 100.00	B	2,464,800
1,000	5.750%, 6/01/47	6/17 at 100.00	B	817,570
610	5.125%, 6/01/47	6/17 at 100.00	B	455,987
9,740	Huntington Park Redevelopment Agency, California, Single Family Residential Mortgage Revenue Refunding Bonds, Series 1986A, 8.000%, 12/01/19 (ETM)	No Opt. Call	Aaa	13,099,227
2,000	Los Rios Community College District, Sacramento County, California, General Obligation Bonds, Series 2009D, 5.375%, 8/01/34	8/19 at 100.00	AA–	2,310,900

Nuveen Investments	35

NQM	Nuveen Investment Quality Municipal Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$250	Lynwood Redevelopment Agency, California, Project A Revenue Bonds, Subordinate Lien Series 2011A, 7.000%, 9/01/31	9/21 at 100.00	A–	$311,095
500	Madera County, California, Certificates of Participation, Children’s Hospital Central California, Series 2010, 5.375%, 3/15/36	3/20 at 100.00	A+	563,655
6,215	Marinez Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2011, 5.875%, 8/01/31	8/24 at 100.00	AA	7,960,794
1,160	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43	8/35 at 100.00	AA	753,176
2,700	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009A, 7.000%, 11/01/34	No Opt. Call	A	3,780,054
1,030	Natomas Union School District, Sacramento County, California, General Obligation Refunding Bonds, Series 1999, 5.950%, 9/01/21 – NPFG Insured	No Opt. Call	AA–	1,161,716
15,770	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Refunding Bonds, Redevelopment Project 1, Series 1995, 7.400%, 8/01/25 – NPFG Insured	No Opt. Call	AA–	19,820,207
1,265	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39	11/19 at 100.00	Ba1	1,369,185
1,875	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 5.250%, 11/01/21	11/20 at 100.00	Ba1	1,995,844
13,145	Perris, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Bonds, Series 1988B, 8.200%, 9/01/23 (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa	19,030,411
2,500	Petaluma, Sonoma County, California, Wastewater Revenue Bonds, Refunding Series 2011, 5.500%, 5/01/32	5/21 at 100.00	AA–	2,902,625
2,000	Poway Unified School District, San Diego County, California, General Obligation Bonds, School Facilities Improvement District 2007-1, Series 2011A, 0.000%, 8/01/41	No Opt. Call	Aa2	637,540
5,000	Rialto Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2011A, 0.000%, 8/01/41 – AGM Insured	8/36 at 100.00	AA	3,743,300
	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006:
250	5.000%, 9/01/21	9/15 at 102.00	Baa1	259,138
275	5.000%, 9/01/23	9/15 at 102.00	Baa1	283,932
660	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2009C, 6.500%, 8/01/39	8/19 at 100.00	A–	773,216
2,000	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2014B, 5.250%, 1/15/44 (WI/DD, Settling 11/06/14)	1/25 at 100.00	BB+	2,131,660
5,360	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 1/15/44 (WI/DD, Settling 11/06/14)	1/25 at 100.00	BBB–	5,772,613
880	Santee Community Development Commission, California, Santee Redevelopment Project Tax Allocation Bonds, Series 2011A, 7.000%, 8/01/31	2/21 at 100.00	A	1,078,352
5,000	Solano Community College District, Solano and Yolo Counties, California, General Obligation Bonds, Election 2012 Series 2013A, 5.000%, 8/01/43	8/23 at 100.00	AA–	5,594,800
1,000	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Subordinate Lien Series 2011, 6.375%, 12/01/23	12/21 at 100.00	A	1,257,290
100	Ventura County Area Housing Authority, California, Multifamily Revenue Bonds, Mira Vista Senior Apartments Project, Series 2006A, 5.000%, 12/01/22 – AMBAC Insured (Alternative Minimum Tax)	12/16 at 100.00	N/R	101,987
2,000	West Contra Costa Unified School District, Contra Costa County, California, General Obligation Bonds, Election 2010 Series 2011A, 5.000%, 8/01/41	8/21 at 100.00	Aa3	2,213,700
3,750	Wiseburn School District, Los Angeles County, California, General Obligation Bonds, Series 2011B, 0.000%, 8/01/36 – AGM Insured	8/31 at 100.00	AA	2,683,800
4,000	Yuba Community College District, California, General Obligation Bonds, Election 2006 Series 2011C, 5.250%, 8/01/47	8/21 at 100.00	Aa2	4,453,240
138,250	Total California			156,991,948
	Colorado – 7.7% (5.2% of Total Investments)
1,000	Brighton Crossing Metropolitan District 4, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2013, 7.000%, 12/01/23	7/18 at 100.00	N/R	1,028,190

36	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$2,945	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy, Inc. Second Campus Project, Series 2013, 7.350%, 8/01/43	8/23 at 100.00	BB	$3,434,400
1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Peak-to-Peak Charter School, Refunding Series 2014, 5.000%, 8/15/30	8/24 at 100.00	A	1,115,900
1,250	Colorado Educational and Cultural Facilities Authority, Revenue and Refunding Bonds, University Corporation for Atmospheric Research Project, Series 2012A, 4.500%, 9/01/22	No Opt. Call	A+	1,411,463
1,465	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2009A, 7.750%, 8/01/39	8/19 at 100.00	N/R	1,626,780
3,020	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/40	1/23 at 100.00	A+	3,422,262
220	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013, 5.625%, 6/01/43	6/23 at 100.00	A3	248,305
2,090	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Poudre Valley Health System, Series 2005B, 5.250%, 3/01/36 – AGM Insured	9/18 at 102.00	AA	2,310,370
625	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Total Long-Term Care National Obligated Group Project, Series 2010A, 6.000%, 11/15/30	11/20 at 100.00	BBB	691,813
750	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2008, 5.500%, 5/15/28	5/18 at 100.00	A–	825,878
250	Colorado Health Facilities Authority, Health and Residential Care Facilities Revenue Bonds, Volunteers of America Care Facilities Obligated Group Projects, Series 2007A, 5.000%, 7/01/15	1/15 at 101.00	N/R	251,255
1,000	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2005, 5.000%, 6/01/29	6/16 at 100.00	A3	1,024,120
1,000	Colorado Housing and Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2004, 5.700%, 7/01/18 (Alternative Minimum Tax)	No Opt. Call	A–	1,137,370
2,000	Colorado Mesa University, Colorado, Enterprise Revenue Bonds, Series 20012B, 4.250%, 5/15/37	5/21 at 100.00	Aa2	2,093,520
5	Colorado Water Resources and Power Development Authority, Clean Water Revenue Bonds, 1996 Series A, 5.900%, 9/01/16	3/15 at 100.00	AAA	5,024
3,000	Commerce City, Colorado, Sales and Use Tax Revenue Bonds, Series 2014, 5.000%, 8/01/44 – AGM Insured	8/24 at 100.00	AA	3,367,530
2,000	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B, 5.000%, 11/15/32	11/22 at 100.00	A+	2,304,640
1,000	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013A, 5.250%, 11/15/43 (Alternative Minimum Tax)	11/23 at 100.00	A	1,104,800
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Capital Appreciation Series 2010A:
365	0.000%, 9/01/35	No Opt. Call	BBB	148,635
150	0.000%, 9/01/37	No Opt. Call	BBB	56,165
25	0.000%, 9/01/38	No Opt. Call	BBB	8,907
20	0.000%, 9/01/39	No Opt. Call	BBB	6,692
110	0.000%, 9/01/41	No Opt. Call	BBB	31,895
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
955	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	AA–	544,799
2,035	0.000%, 9/01/30 – NPFG Insured	No Opt. Call	AA–	1,105,717
50	0.000%, 9/01/31 – NPFG Insured	No Opt. Call	AA–	25,883
2,795	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	AA–	1,336,541
50	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	AA–	22,480
350	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 9/01/28 – NPFG Insured	No Opt. Call	AA–	211,344
	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B:
345	0.000%, 9/01/28 – NPFG Insured	9/20 at 63.98	AA–	175,712
14,500	0.000%, 3/01/36 – NPFG Insured	9/20 at 41.72	AA–	4,616,075
500	Eagle County Air Terminal Corporation, Colorado, Airport Terminal Project Revenue Bonds, Refunding Series 2011A, 5.500%, 5/01/22 (Alternative Minimum Tax)	5/21 at 100.00	Baa2	547,795
5,055	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Refunding Bonds, Series 2011, 6.125%, 12/01/41 – AGM Insured	12/20 at 100.00	AA	5,742,126
3,000	Park Creek Metropolitan District, Colorado, Senior Property Tax Supported Revenue Bonds, Series 2009, 6.250%, 12/01/30 – AGC Insured	12/19 at 100.00	AA	3,466,380

Nuveen Investments	37

NQM	Nuveen Investment Quality Municipal Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$650	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008, 6.500%, 11/15/38	No Opt. Call	A	$888,277
2,365	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.000%, 1/15/41	7/20 at 100.00	Baa3	2,655,256
	Ute Water Conservancy District, Mesa County, Colorado, Water Revenue Bonds, Refunding Series 2012:
1,000	4.250%, 6/15/27	6/22 at 100.00	AA	1,099,050
1,430	4.250%, 6/15/28	6/22 at 100.00	AA	1,559,687
350	Willow Trace Metropolitan District, Arapahoe County, Colorado, General Obligation Bonds, Refunding Series 2006A, 4.450%, 12/01/35 – CIFG Insured	12/15 at 100.00	AA	358,169
60,720	Total Colorado			52,011,205
	Connecticut – 1.3% (0.9% of Total Investments)
3,430	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2012H, 5.000%, 7/01/24 – AGM Insured	7/22 at 100.00	AA	3,869,074
	Connecticut Municipal Electric Energy Cooperative, Power Supply System Revenue Bonds, Tender Option Bond Trust 1164:
1,295	17.247%, 1/01/32 (IF) (5)	1/23 at 100.00	Aa3	1,960,242
190	17.086%, 1/01/38 (IF) (5)	1/23 at 100.00	Aa3	272,990
2,500	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Series 2010A, 7.875%, 4/01/39	4/20 at 100.00	N/R	2,972,000
7,415	Total Connecticut			9,074,306
	District of Columbia – 5.7% (3.8% of Total Investments)
23,745	District of Columbia Water and Sewerage Authority, Public Utility Revenue Bonds, Series 1998, 5.500%, 10/01/23 – AGM Insured (UB)	No Opt. Call	AA+	29,225,109
3,000	District of Columbia, General Obligation Bonds, Series 1998B, 6.000%, 6/01/16 – NPFG Insured	No Opt. Call	AA	3,265,800
	District of Columbia, Revenue Bonds, Association of American Medical Colleges, Series 2011A:
1,000	5.000%, 10/01/27	10/23 at 100.00	A+	1,156,700
1,490	5.000%, 10/01/28	10/23 at 100.00	A+	1,710,907
1,185	5.000%, 10/01/29	10/23 at 100.00	A+	1,357,714
1,200	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Tender Option Bond Trust 1606, 11.861%, 10/01/30 – AMBAC Insured (IF) (5)	10/16 at 100.00	AA+	1,408,836
31,620	Total District of Columbia			38,125,066
	Florida – 9.7% (6.5% of Total Investments)
1,480	Atlantic Beach, Florida, Healthcare Facilities Revenue Refunding Bonds, Fleet Landing Project, Series 2013A, 5.000%, 11/15/37	11/23 at 100.00	BBB	1,576,289
	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2013A:
450	5.000%, 9/01/45	9/23 at 100.00	BBB–	455,742
850	5.000%, 9/01/48	9/23 at 100.00	BBB–	859,622
180	Board of Regents, Florida State University, Housing Facility Revenue Bonds, Series 2005A, 5.000%, 5/01/27	No Opt. Call	Aa2	185,837
820	Board of Regents, Florida State University, Housing Facility Revenue Bonds, Series 2005A, 5.000%, 5/01/27 (Pre-refunded 5/01/15)	5/15 at 101.00	Aa2 (4)	848,159
3,730	Brevard County Health Facilities Authority, Florida, Revenue Bonds, Health First Inc. Project, Series 2005, 5.000%, 4/01/24	4/16 at 100.00	A–	3,838,506
1,000	Brevard County Health Facilities Authority, Florida, Revenue Bonds, Health First Inc. Project, Series 2009B, 7.000%, 4/01/39	4/19 at 100.00	A–	1,164,730
4,315	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41 – AGM Insured	10/21 at 100.00	AA	4,699,769
100	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2012A, 6.125%, 6/15/43	No Opt. Call	N/R	100,808
4,165	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern University Project, Refunding Series 2012A, 5.000%, 4/01/32	4/22 at 100.00	Baa1	4,523,107

38	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$1,150	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern University, Refunding Series 2011, 6.375%, 4/01/31	4/21 at 100.00	Baa1	$1,365,752
995	Habitat Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2004, 5.850%, 5/01/35	11/14 at 101.00	N/R	1,004,124
1,000	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University of Miami, Series 2008A, 5.200%, 4/01/24	4/16 at 100.00	A–	1,063,630
13,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport Hub, Series 2007B, 4.500%, 10/01/31 – NPFG Insured	10/17 at 100.00	AA–	13,446,550
1,000	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2010, 5.000%, 10/01/39 – AGM Insured	10/20 at 100.00	AA	1,134,330
7,045	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2013A, 5.000%, 10/01/42	10/22 at 100.00	Aa3	7,823,966
4,000	North Sumter County Utility Dependent District, Florida, Utility Revenue Bonds, Series 2010, 5.375%, 10/01/40	10/20 at 100.00	AA	4,336,400
3,000	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 46B, Series 2007A, 5.350%, 8/01/41	8/17 at 100.00	N/R	3,069,420
2,760	Old Palm Community Development District, Florida, Special Assessment Bonds, Palm Beach Gardens, Series 2004A, 5.900%, 5/01/35	5/15 at 101.00	N/R	2,804,657
1,300	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, The Waterford Project, Series 2007, 5.875%, 11/15/37	11/17 at 100.00	A	1,415,063
5,895	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/42 (UB) (5)	8/17 at 100.00	AA	6,233,019
1,500	Sumter County Industrial Development Authority, Florida, Hospital Revenue Bonds, Central Florida Health Alliance Projects, Series 2014A, 5.250%, 7/01/44	1/24 at 100.00	A3	1,642,620
65	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-2, 0.000%, 5/01/39	5/17 at 100.00	N/R	47,704
195	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40	5/19 at 100.00	N/R	116,661
85	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40	5/22 at 100.00	N/R	37,676
120	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3, 6.650%, 5/01/40 (6)	5/18 at 100.00	N/R	1
10	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing ParcelSeries 2007-1. RMKT, 6.650%, 5/01/40 (6)	5/18 at 100.00	N/R	10,277
200	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2012A-1, 6.650%, 5/01/40	5/17 at 100.00	N/R	204,262
1,250	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	5/15 at 100.00	N/R	1,255,863
470	Tolomato Community Development District, Florida, Special Assessment Bonds, Southern/Forbearance Parcel Series 2007-2, 6.650%, 5/01/40 (6)	5/18 at 100.00	N/R	279,815
62,130	Total Florida			65,544,359
	Georgia – 1.7% (1.1% of Total Investments)
955	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	A2	1,135,906
1,510	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2009B, 5.250%, 11/01/34 – AGM Insured	11/19 at 100.00	AA	1,720,902
2,000	Dalton Development Authority, Georgia, Revenue Certificates, Hamilton Health Care System Inc., Series 1996, 5.500%, 8/15/26 – NPFG Insured	No Opt. Call	AA–	2,241,240
700	Fulton County Development Authority, Georgia, Local District Cooling Authority Revenue Bonds, Maxon Atlantic Station LLC, Series 2005A, 5.125%, 3/01/26 (Mandatory put 3/01/15) (Alternative Minimum Tax)	9/15 at 100.00	BBB	702,702
2,500	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010A, 5.000%, 2/15/30	2/20 at 100.00	A	2,690,750

Nuveen Investments	39

NQM	Nuveen Investment Quality Municipal Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia (continued)
$1,320	Georgia Municipal Electric Authority, Project One Special Obligation Bonds, Fourth Crossover Series 1997E, 6.500%, 1/01/20	No Opt. Call	A1	$1,487,059
1,220	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2012A, 5.250%, 10/01/27	10/21 at 100.00	Baa2	1,359,824
10,205	Total Georgia			11,338,383
	Guam – 0.4% (0.3% of Total Investments)
765	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.000%, 1/01/31	1/22 at 100.00	A	835,877
1,770	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40	7/20 at 100.00	A–	1,945,018
2,535	Total Guam			2,780,895
	Hawaii – 0.5% (0.3% of Total Investments)
3,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2013A, 5.500%, 7/01/43	7/23 at 100.00	A2	3,434,190
	Idaho – 1.1% (0.7% of Total Investments)
490	Idaho Housing and Finance Association, Single Family Mortgage Revenue Bonds, Series 2009BI, 5.650%, 7/01/26	7/19 at 100.00	A1	515,784
1,155	Idaho Water Resource Board, Water Resource Loan Program Revenue, Ground Water Rights Mitigation Series 2012A, 4.750%, 9/01/26	9/22 at 100.00	Baa1	1,245,587
	Twin Falls County School District 411, Idaho, General Obligation Bonds, Series 2014A:
2,465	4.500%, 9/15/33	No Opt. Call	Aa1	2,791,218
2,575	4.500%, 9/15/34	No Opt. Call	Aa1	2,904,008
6,685	Total Idaho			7,456,597
	Illinois – 12.9% (8.7% of Total Investments)
2,806	Chicago, Illinois, Certificates of Participation Tax Increment Revenue Notes, Fullerton/Milwaukee Redevelopment Project, Series 2011A, 6.830%, 3/15/24	3/17 at 100.00	Baa3	3,016,654
3,150	Chicago, Illinois, Sales Tax Revenue Bonds, Series 2011A, 5.000%, 1/01/41	1/22 at 100.00	AAA	3,337,394
500	Illinois Finance Authority, Revenue Bonds, Admiral at Lake Project, Series 2010A, 7.750%, 5/15/30	5/20 at 100.00	N/R	523,000
500	Illinois Finance Authority, Revenue Bonds, Admiral at Lake Project, Temps 75 Series 2010D-1, 7.000%, 5/15/18	11/14 at 100.00	N/R	500,685
4,985	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012, 5.000%, 9/01/32	9/22 at 100.00	BBB	5,293,023
4,750	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A, 5.000%, 9/01/39	9/24 at 100.00	BBB	5,037,565
1,125	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009B, 5.500%, 11/01/39	11/19 at 100.00	AA	1,275,064
1,000	Illinois Finance Authority, Revenue Bonds, Elmhurst Memorial Healthcare, Series 2008A, 5.625%, 1/01/37	1/18 at 100.00	Baa2	1,084,840
960	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A, 6.000%, 5/15/39	5/20 at 100.00	A	1,093,344
2,125	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C, 5.125%, 5/15/35	5/20 at 100.00	AA–	2,355,563
395	Illinois Finance Authority, Revenue Bonds, Proctor Hospital, Series 2006, 5.125%, 1/01/25	1/16 at 100.00	Aa3	413,869
1,000	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	1,255,830
	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A:
415	5.500%, 7/01/28	7/23 at 100.00	A–	480,935
390	6.000%, 7/01/43	7/23 at 100.00	A–	455,969
1,000	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Refunding Series 2006B, 5.250%, 11/01/35 – NPFG Insured	11/18 at 100.00	AA–	1,087,170
1,120	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C, 6.625%, 11/01/39	5/19 at 100.00	A+	1,299,693
1,000	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Series 2007A, 5.500%, 8/01/37	8/17 at 100.00	A	1,090,500
	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009:
2,000	6.875%, 8/15/38	8/19 at 100.00	BBB+	2,316,120
3,000	7.000%, 8/15/44	8/19 at 100.00	BBB+	3,476,250

40	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$1,000	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc., Series 2005 Remarketed, 5.250%, 3/01/30 – AGM Insured	3/20 at 100.00	AA	$1,129,280
186	Illinois Finance Authority, Revenue Bonds, The Clare at Water Tower Project, Capitol Appreciation Series 2010B, 0.000%, 5/15/50 (6)	1/15 at 17.50	N/R	2
390	Illinois Finance Authority, Revenue Bonds, The Clare at Water Tower Project, Refunding Series 2010A, 6.000%, 5/15/28 (6)	2/15 at 100.00	N/R	4
1,400	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2009B, 5.000%, 8/15/26	8/20 at 100.00	AA–	1,583,862
500	Illinois Finance Authority, Revenue Bonds, Three Crowns Park Plaza, Series 2006A, 5.875%, 2/15/26	2/16 at 100.00	N/R	508,820
3,000	Illinois Finance Authority, Revenue Refunding Bonds, Resurrection Health Care Corporation, Series 2009, 6.125%, 5/15/25	5/19 at 100.00	BBB+	3,435,330
	Illinois State, General Obligation Bonds, February Series 2014:
3,500	5.250%, 2/01/30	2/24 at 100.00	A–	3,859,450
4,000	5.250%, 2/01/31	2/24 at 100.00	A–	4,394,520
680	Illinois State, General Obligation Bonds, May Series 2014, 5.000%, 5/01/36	5/24 at 100.00	A–	725,274
2,370	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/25	8/22 at 100.00	A–	2,588,490
	Illinois State, General Obligation Bonds, Series 2012A:
3,225	4.000%, 1/01/26	1/22 at 100.00	A–	3,251,897
225	5.000%, 3/01/37	3/22 at 100.00	A–	236,610
	Illinois State, General Obligation Bonds, Series 2013:
2,500	5.250%, 7/01/31	7/23 at 100.00	A–	2,733,550
275	5.500%, 7/01/38	7/23 at 100.00	A–	301,672
1,430	Illinois State, Sales Tax Revenue Bonds, Build Illinois Series 2011, 3.750%, 6/15/25	6/21 at 100.00	AAA	1,513,226
700	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender Option Bond Trust 4304, 17.858%, 1/01/21 (IF) (5)	No Opt. Call	AA–	1,033,123
1,875	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender Option Bonds Trust 4306, 17.936%, 1/01/21 (IF)	No Opt. Call	AA–	2,766,675
1,510	Macon County School District 61 Decatur, Illinois, General Obligation Bonds, Series 2011A, 5.250%, 1/01/39 – AGM Insured	1/21 at 100.00	A2	1,659,309
1,525	McCook, Illinois, General Obligation Bonds, Series 2008, 5.200%, 12/01/30	12/18 at 100.00	BBB	1,706,765
1,050	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1, 5.000%, 6/15/50	6/20 at 100.00	AAA	1,108,275
5,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 12/15/34 – NPFG Insured	No Opt. Call	AAA	2,054,200
6,015	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 1996A, 0.000%, 12/15/21 – NPFG Insured	No Opt. Call	AA–	4,871,188
	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010:
1,550	5.250%, 6/01/21	No Opt. Call	A	1,833,666
4,000	6.250%, 6/01/24	6/16 at 100.00	A–	4,349,080
800	6.000%, 6/01/28	6/21 at 100.00	A–	940,040
1,580	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013, 6.000%, 10/01/32	10/23 at 100.00	A	1,864,337
1,300	Will County High School District 204, Joliet, Illinois, General Obligation Bonds, Series 2001, 8.700%, 12/01/14 – AGM Insured	No Opt. Call	AA	1,308,957
83,807	Total Illinois			87,151,070
	Indiana – 1.9% (1.3% of Total Investments)
1,555	Indiana Finance Authority, Educational Facilities Refunding Revenue Bonds, Butler University Project, Series 2012B, 5.000%, 2/01/28	2/22 at 100.00	BBB+	1,755,673
1,050	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 7.000%, 10/01/39	10/19 at 100.00	BB–	1,080,807
1,500	Indiana Finance Authority, Hospital Revenue Bonds, Floyd Memorial Hospital and Health Services Project, Refunding Series 2010, 5.125%, 3/01/30	3/20 at 100.00	BBB	1,616,070

Nuveen Investments	41

NQM	Nuveen Investment Quality Municipal Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana (continued)
	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A:
$3,015	5.000%, 7/01/44 (Alternative Minimum Tax)	7/23 at 100.00	BBB	$3,186,282
820	5.000%, 7/01/48 (Alternative Minimum Tax)	7/23 at 100.00	BBB	864,756
	Indiana Finance Authority, Tax-Exempt Private Activity Revenue Bonds, I-69 Section 5 Project, Series 2014:
500	5.250%, 9/01/34 (Alternative Minimum Tax)	9/24 at 100.00	BBB	554,665
260	5.250%, 9/01/40 (Alternative Minimum Tax)	9/24 at 100.00	BBB	285,639
	Indiana Health and Educational Facilities Financing Authority, Revenue Bonds, Sisters of Saint Francis Health Services Inc, Series 2006E:
475	5.250%, 11/01/25 – AGM Insured	5/18 at 100.00	Aa3	526,709
530	5.250%, 11/01/29 – AGM Insured	5/18 at 100.00	Aa3	585,014
460	Indiana Health Facility Financing Authority, Hospital Revenue Refunding Bonds, Columbus Regional Hospital, Series 1993, 7.000%, 8/15/15 – AGM Insured	No Opt. Call	AA	478,478
	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Madison Center Inc., Series 2005:
1,550	5.250%, 2/15/23 (6)	2/15 at 100.00	N/R	127,720
2,500	5.375%, 2/15/34 (6)	2/15 at 100.00	N/R	206,000
1,275	Valparaiso, Indiana, Exempt Facilities Revenue Bonds, Pratt Paper LLC Project, Series 2013, 7.000%, 1/01/44 (Alternative Minimum Tax)	1/24 at 100.00	N/R	1,461,571
15,490	Total Indiana			12,729,384
	Iowa – 1.8% (1.2% of Total Investments)
1,500	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc. Project, Series 2012, 4.750%, 8/01/42	8/22 at 100.00	BBB–	1,549,995
225	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Upper Iowa University Project, Series 2012, 5.000%, 9/01/43	9/23 at 100.00	BB	208,807
3,000	Iowa Student Loan Liquidity Corporation, Student Loan Revenue Bonds, Refunding Series 2009-2, 5.500%, 12/01/25	12/19 at 100.00	A1	3,324,210
8,000	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.500%, 6/01/42	6/15 at 100.00	B+	6,766,800
330	Sheldon, Iowa, Health Care Facility Revenue Bonds, Northwest Iowa Health Center Project, Refunding Series 1994, 6.150%, 3/01/16	11/14 at 100.00	A1	331,393
13,055	Total Iowa			12,181,205
	Kansas – 1.3% (0.9% of Total Investments)
1,355	Johnson and Miami Counties Unified School District 230, Kansas, General Obligation Bonds, Series 2011A, 5.000%, 9/01/26	9/21 at 100.00	Aa3	1,598,873
1,000	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Hays Medical Center Inc., Series 2005L, 5.000%, 11/15/22	11/15 at 100.00	A2	1,047,900
1,540	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2009C, 5.500%, 11/15/29	11/19 at 100.00	Aa2	1,776,760
1,000	Olathe, Kansas, Health Facilities Revenue Bonds, Olathe Medical Center, Series 2008, 5.000%, 9/01/29	9/17 at 100.00	A+	1,063,840
600	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak Park Mall Project, Series 2010, 5.900%, 4/01/32	4/20 at 100.00	BBB	661,296
135	Sedgwick and Shawnee Counties, Kansas, GNMA Mortgage-Backed Securities Program Single Family Revenue Bonds, Series 1997A-1, 6.950%, 6/01/29 (Alternative Minimum Tax)	No Opt. Call	Aaa	142,752
1,015	Topeka, Kansas, Industrial Revenue Refunding Bonds, Sunwest Hotel Corporation, Series 1988, 9.500%, 10/01/16 (Pre-refunded 8/15/16) (Alternative Minimum Tax)	8/16 at 100.00	AA+ (4)	1,126,731
1,585	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	A–	1,114,984
8,230	Total Kansas			8,533,136

42	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kentucky – 1.8% (1.2% of Total Investments)
$2,000	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A, 6.000%, 6/01/30	6/20 at 100.00	BBB+	$2,311,840
2,500	Louisville and Jefferson County Metropolitan Government, Kentucky, General Revenue Bonds, Bellarmine University, Series 2008A, 6.000%, 5/01/38	5/18 at 100.00	Baa3	2,742,400
	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc. Project, Improvement and Refunding Series 2011:
5,000	6.250%, 3/01/31	3/21 at 100.00	A3	5,741,050
1,250	6.500%, 3/01/41	3/21 at 100.00	A3	1,440,588
10,750	Total Kentucky			12,235,878
	Louisiana – 3.0% (2.0% of Total Investments)
190	East Baton Rouge Mortgage Finance Authority, Louisiana, GNMA/FNMA Mortgage-Backed Securities Program Family Mortgage Revenue Refunding Bonds, Series 1997D, 5.900%, 10/01/30 (Alternative Minimum Tax)	4/15 at 100.00	Aaa	190,353
1,800	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2012, 5.000%, 6/01/24 – AGM Insured	6/22 at 100.00	AA	2,090,394
1,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BBB	1,120,870
1,380	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Series 2009A, 6.500%, 8/01/29	8/20 at 100.00	BBB	1,634,872
8,655	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.500%, 7/01/36 (Alternative Minimum Tax)	7/23 at 100.00	N/R	9,665,991
3,000	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 2005A, 5.250%, 8/15/31	8/15 at 100.00	A+	3,057,420
2,500	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47	5/17 at 100.00	Baa1	2,632,225
18,525	Total Louisiana			20,392,125
	Maine – 0.8% (0.5% of Total Investments)
	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011:
2,000	6.750%, 7/01/36	7/21 at 100.00	BBB–	2,260,240
1,000	6.750%, 7/01/41	7/21 at 100.00	BBB–	1,122,160
1,720	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	AA	1,858,374
4,720	Total Maine			5,240,774
	Maryland – 0.5% (0.3% of Total Investments)
2,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health, Series 2004, 5.375%, 8/15/24	2/15 at 100.00	A2	2,510,775
515	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 6.000%, 7/01/40	7/20 at 100.00	BBB–	539,432
3,015	Total Maryland			3,050,207
	Massachusetts – 3.0% (2.0% of Total Investments)
	Mass Development Finance Agency, Massachusetts, Revenue Bonds, Boston University, Tender Option Bond Trust 1163:
505	17.075%, 10/01/48 (IF) (5)	10/23 at 100.00	A1	715,019
930	16.976%, 10/01/48 (IF) (5)	10/23 at 100.00	A1	1,316,294
1,825	Massachusetts Development Finance Agency, Education Facility Revenue Bonds, Academy of the Pacific Rim Project, Series 2006A, 5.125%, 6/01/31 – ACA Insured	6/16 at 100.00	N/R	1,835,238
650	Massachusetts Development Finance Agency, Health Care Facility Revenue Bonds, Adventcare Project, Series 2007A, 6.750%, 10/15/37	10/17 at 100.00	N/R	679,153
855	Massachusetts Development Finance Agency, Health Care Facility Revenue Bonds, Adventcare Project, Series 2010, 7.625%, 10/15/37	10/20 at 100.00	N/R	963,491
750	Massachusetts Development Finance Agency, Resource Recovery Revenue Refunding Bonds, Covanta Energy Project, Series 2012C, 5.250%, 11/01/42 (Alternative Minimum Tax)	11/17 at 100.00	BB+	771,345

Nuveen Investments	43

NQM	Nuveen Investment Quality Municipal Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Massachusetts (continued)
$1,220	Massachusetts Development Finance Agency, Revenue Bonds, Loomis Communities, Series 2013A, 5.125%, 1/01/25	1/23 at 100.00	BBB–	$1,357,872
1,000	Massachusetts Development Finance Authority, Revenue Bonds, 100 Cambridge Street Redevelopment, M/SRBC Project, Series 2002A, 5.125%, 2/01/34 – NPFG Insured	2/15 at 100.00	AA–	1,000,990
2,900	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	3,206,820
5,100	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/23 (Pre-refunded 8/15/15) – AGM Insured (UB)	8/15 at 100.00	AA+ (4)	5,295,687
3,120	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2007A, 4.500%, 8/01/46 – AGM Insured (UB) (5)	2/17 at 100.00	AA+	3,208,764
18,855	Total Massachusetts			20,350,673
	Michigan – 2.6% (1.7% of Total Investments)
2,500	Detroit, Michigan, Distributable State Aid General Obligation Bonds, Limited Tax Series 2010, 5.000%, 11/01/30	11/20 at 100.00	AA	2,675,525
5,335	Detroit, Michigan, Water Supply System Revenue Refunding Bonds, Series 1993, 6.500%, 7/01/15 – FGIC Insured	No Opt. Call	AA–	5,547,920
1,385	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2005II, 5.000%, 10/15/22 – AMBAC Insured	10/15 at 100.00	Aa3	1,445,829
3,495	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009, 5.750%, 11/15/39	11/19 at 100.00	A–	3,886,021
1,635	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31 (UB)	12/16 at 100.00	Aa2	1,706,417
365	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31 (Pre-refunded 12/01/16) (UB)	12/16 at 100.00	N/R (4)	399,690
1,165	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Michigan House of Representatives Facilities, Series 2008A, 5.250%, 10/15/23 – AGC Insured	10/18 at 100.00	AA	1,329,020
340	Monroe County Hospital Finance Authority, Michigan, Mercy Memorial Hospital Corporation Revenue Bonds, Series 2006, 5.500%, 6/01/35	6/16 at 100.00	BBB	351,223
16,220	Total Michigan			17,341,645
	Minnesota – 3.7% (2.5% of Total Investments)
1,000	Baytown Township, Minnesota, Lease Revenue Bonds, Saint Croix Preparatory Academy Project, Series 2008, 5.750%, 8/01/42	8/16 at 102.00	BB	1,015,130
1,000	Cuyuna Range Hospital District, Minnesota, Health Care Facilities Gross Revenue Bonds, Refunding Series 2007, 5.000%, 6/01/29	6/17 at 100.00	N/R	1,023,790
5,000	Dakota and Washington Counties Housing and Redevelopment Authority, Minnesota, GNMA Mortgage-Backed Securities Program Single Family Residential Mortgage Revenue Bonds, Series 1988, 8.450%, 9/01/19 (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa	6,485,100
2,000	Duluth Housing & Redevelopment Authority, Minnesota, Lease Revenue Bonds, Duluth Public Schools Academy, Series 2010A, 5.875%, 11/01/40	11/20 at 100.00	BBB–	2,131,220
650	Minnesota Agricultural and Economic Development Board, Healthcare System Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2000A, 6.375%, 11/15/29	11/14 at 100.00	A	652,834
960	Minnesota Municipal Power Agency, Electric Revenue Bonds, Refunding Series 2014, 5.000%, 10/01/32	10/24 at 100.00	A2	1,113,341
2,000	Saint Louis Park, Minnesota, Health Care Facilities Revenue Refunding Bonds, Park Nicollet Health Services, Series 2009, 5.750%, 7/01/39	7/19 at 100.00	A	2,259,600
	Saint Paul Housing and Redevelopment Authority Minnesota, Senior Housing and Health Care Revenue Bonds, Episcopal Homes Project, Series 2013:
500	5.000%, 5/01/33	5/23 at 100.00	N/R	515,715
1,000	5.125%, 5/01/48	5/23 at 100.00	N/R	1,022,580
495	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facility Revenue Bonds, HealthPartners Obligated Group, Series 2006, 5.250%, 5/15/36	11/16 at 100.00	A	518,814
875	Saint Paul Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Community of Peace Academy Project, Series 2006A, 5.000%, 12/01/36	12/15 at 100.00	BBB–	882,210

44	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Minnesota (continued)
$400	Saint Paul Housing and Redevelopment Authority, Minnesota, Upper Landing Project Tax Increment Revenue Refunding Bonds, Series 2012, 5.000%, 9/01/26	No Opt. Call	N/R	$418,916
	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005:
1,400	5.000%, 11/15/17	11/15 at 100.00	BBB–	1,454,530
1,000	6.000%, 11/15/25	11/15 at 100.00	BBB–	1,043,520
3,835	Washington County, Minnesota, General Obligation Bonds, Capital Improvement Plan, Series 2007A, 3.500%, 2/01/28	8/17 at 100.00	AAA	3,897,817
675	Worthington, Minnesota, Housing Revenue Refunding Bonds, Meadows of Worthington Project, Series 2007A, 5.250%, 11/01/28	11/14 at 101.00	N/R	679,766
22,790	Total Minnesota			25,114,883
	Mississippi – 0.9% (0.6% of Total Investments)
1,000	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	4/15 at 100.00	BBB	1,000,910
	Mississippi Development Bank, Special Obligation Bonds, City of Jackson General Obligation Street Resurfacing Project, Series 2009:
1,325	5.500%, 1/01/23	1/19 at 100.00	Aa2	1,491,659
850	5.800%, 1/01/24	1/19 at 100.00	Aa2	962,651
2,275	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1, 5.000%, 9/01/24	3/15 at 100.00	A	2,283,782
5,450	Total Mississippi			5,739,002
	Missouri – 3.0% (2.0% of Total Investments)
1,500	Boone County, Missouri, Hospital Revenue Bonds, Boone Hospital Center, Series 2008, 5.625%, 8/01/38	8/18 at 100.00	A	1,643,340
500	Curators of the University of Missouri, System Facilities Revenue Bonds, Refunding Series 2014A, 4.000%, 11/01/33	11/24 at 100.00	AA+	539,555
2,000	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36	10/19 at 100.00	A–	2,190,080
200	Hannibal Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Hannibal Regional Hospital, Series 2006, 5.000%, 3/01/22	3/16 at 100.00	BBB+	203,670
1,000	Jackson County Reorganized School District R-7, Lees Summit, Missouri, General Obligation Bonds, Series 2006, 5.250%, 3/01/26 (Pre-refunded 3/01/16) – NPFG Insured	3/16 at 100.00	Aa1 (4)	1,059,310
	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, Branson Landing Project, Series 2005A:
720	6.000%, 6/01/20	No Opt. Call	A	798,566
1,525	5.000%, 6/01/35	6/15 at 100.00	A	1,555,348
3,080	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013, 5.500%, 5/01/43	5/23 at 100.00	BBB+	3,385,690
1,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A, 5.000%, 11/15/44	11/23 at 100.00	A2	1,093,460
3,775	Missouri Health and Educational Facilities Authority, Revenue Bonds, Webster University, Series 2011, 5.000%, 4/01/26	4/21 at 100.00	A2	4,216,751
1,000	North Central Missouri Regional Water Commission, Waterworks System Revenue Bonds, Series 2006, 5.000%, 1/01/37	1/17 at 100.00	N/R	1,024,370
1,000	Northwest Missouri State University, Housing System Revenue Bonds, Refunding Series 2012, 4.000%, 6/01/25	No Opt. Call	A3	1,083,300
490	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Refunding Series 2012, 4.250%, 7/01/29 – FGIC Insured (Alternative Minimum Tax)	7/22 at 100.00	A–	500,109
575	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Chesterfield, Series 2012, 5.000%, 9/01/42	No Opt. Call	BBB–	589,191
375	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2013A, 5.875%, 9/01/43	9/23 at 100.00	A–	412,215
18,740	Total Missouri			20,294,955

Nuveen Investments	45

NQM	Nuveen Investment Quality Municipal Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Montana – 0.1% (0.1% of Total Investments)
$600	Forsyth, Rosebud County, Montana, Pollution Control Revenue Refunding Bonds, Northwestern Corporation Colstrip Project, Series 2006, 4.650%, 8/01/23 – AMBAC Insured	8/16 at 100.00	A1	$638,574
	Nebraska – 2.5% (1.7% of Total Investments)
1,500	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012, 5.000%, 9/01/32	9/22 at 100.00	A	1,640,025
11,215	Lincoln, Nebraska, Electric System Revenue Bonds, Series 2007A, 4.500%, 9/01/37 – FGIC Insured (UB) (5)	9/16 at 100.00	AA	11,503,450
	University of Nebraska, Revenue Bonds, Omaha Health & Recreation Project, Series 2008:
1,250	5.000%, 5/15/33	5/18 at 100.00	Aa1	1,378,675
2,100	5.000%, 5/15/38	5/18 at 100.00	Aa1	2,316,174
16,065	Total Nebraska			16,838,324
	Nevada – 1.0% (0.7% of Total Investments)
4,025	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	A+	4,752,519
1,600	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%, 6/15/30	6/19 at 100.00	BBB–	1,849,600
5,625	Total Nevada			6,602,119
	New Hampshire – 0.0% (0.0% of Total Investments)
190	New Hampshire Housing Finance Authority, Single Family Mortgage Acquisition Bonds, Series 2007-E, 5.750%, 1/01/37 (Alternative Minimum Tax)	7/17 at 100.00	Aa3	197,461
	New Jersey – 2.2% (1.4% of Total Investments)
905	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Series 2013A, 5.750%, 2/15/42	2/23 at 100.00	BBB	1,039,130
	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2005P:
1,325	5.250%, 9/01/24 (Pre-refunded 9/01/15)	9/15 at 100.00	A2 (4)	1,381,419
1,000	5.250%, 9/01/26 (Pre-refunded 9/01/15)	9/15 at 100.00	A2 (4)	1,042,580
555	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A, 5.750%, 6/01/31	6/20 at 100.00	Baa3	614,701
600	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B, 7.500%, 12/01/32 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (4)	772,926
680	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BB+	704,555
665	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust PA-4643, 19.797%, 6/01/30 (IF) (5)	6/19 at 100.00	AA	1,003,139
3,425	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.250%, 12/15/20	No Opt. Call	A2	3,986,803
700	New Jersey Turnpike Authority, Revenue Bonds, Series 2009E, 5.250%, 1/01/40	1/19 at 100.00	A+	782,614
4,250	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.750%, 6/01/34	6/17 at 100.00	B2	3,181,423
14,105	Total New Jersey			14,509,290
	New Mexico – 0.7% (0.4% of Total Investments)
	Farmington, New Mexico, Hospital Revenue Bonds, San Juan Regional Medical Center Inc., Series 2004A:
880	5.125%, 6/01/17	12/14 at 100.00	A3	883,546
1,295	5.125%, 6/01/19	12/14 at 100.00	A3	1,299,766
2,000	Farmington, New Mexico, Pollution Control Revenue Refunding Bonds, Public Service Company of New Mexico San Juan Project, Series 2010D, 5.900%, 6/01/40	6/20 at 100.00	BBB	2,236,080
10	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Series 1994A, 6.875%, 1/01/25 (Pre-refunded 1/01/15)	1/15 at 100.00	Aaa	10,487
4,185	Total New Mexico			4,429,879

46	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York – 7.1% (4.8% of Total Investments)
	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
$1,945	6.000%, 7/15/30	1/20 at 100.00	BBB–	$2,186,258
3,065	6.250%, 7/15/40	1/20 at 100.00	BBB–	3,480,706
1,665	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/24 (Pre-refunded 3/15/15) – AMBAC Insured	3/15 at 100.00	AAA	1,695,270
1,500	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	2/21 at 100.00	A	1,729,395
4,055	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	AA–	4,242,665
1,000	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2009B, 5.000%, 11/15/34	11/19 at 100.00	AA	1,131,710
2,250	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005B, 5.000%, 11/15/30 – AMBAC Insured	11/15 at 100.00	AA–	2,331,405
3,200	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005F, 5.000%, 11/15/30	11/15 at 100.00	AA–	3,315,776
5,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013A, 5.000%, 11/15/38	5/23 at 100.00	AA–	5,559,150
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
500	5.750%, 10/01/37 (7)	10/17 at 100.00	N/R	184,750
1,000	5.875%, 10/01/46 (8)	10/17 at 102.00	N/R	363,950
5,375	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2005B, 5.000%, 6/15/28 (Pre-refunded 12/15/14) – AMBAC Insured	12/14 at 100.00	Aa1 (4)	5,407,143
2,425	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2005B, 5.000%, 6/15/28 – AMBAC Insured	12/14 at 100.00	AAA	2,438,507
500	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Tender Option Bond Trust 3484, 18.312%, 6/15/33 (IF)	6/19 at 100.00	AA+	746,640
1,535	New York City, New York, General Obligation Bonds, Fiscal Series 2005J, 5.000%, 3/01/25	3/15 at 100.00	AA	1,559,084
2,665	New York City, New York, General Obligation Bonds, Fiscal Series 2005J, 5.000%, 3/01/25 (Pre-refunded 3/01/15)	3/15 at 100.00	Aa2 (4)	2,708,306
5,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44 (WI/DD, Settling 11/20/14)	11/24 at 100.00	N/R	5,043,100
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010:
590	5.500%, 12/01/31	12/20 at 100.00	BBB	679,592
1,325	6.000%, 12/01/42	12/20 at 100.00	BBB	1,539,690
1,170	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Peconic Landing At Southold, Inc. Project, Refunding Series 2010, 5.875%, 12/01/30	12/20 at 100.00	BBB–	1,302,725
45,765	Total New York			47,645,822
	North Carolina – 0.2% (0.2% of Total Investments)
1,500	North Carolina Capital Facilities Financing Agency, Educational Facilities Revenue Bond, Meredith College, Series 2008A, 6.125%, 6/01/35	6/18 at 100.00	BBB	1,621,230
	North Dakota – 0.4% (0.3% of Total Investments)
2,190	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 6.250%, 11/01/31	11/21 at 100.00	A+	2,625,679
	Ohio – 4.6% (3.1% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
4,725	5.125%, 6/01/24	6/17 at 100.00	B–	3,957,282
2,365	5.875%, 6/01/30	6/17 at 100.00	B–	1,945,354
605	5.750%, 6/01/34	6/17 at 100.00	B–	478,936
1,000	6.500%, 6/01/47	6/17 at 100.00	B	861,770
1,180	5.875%, 6/01/47	6/17 at 100.00	B	937,994

Nuveen Investments	47

NQM	Nuveen Investment Quality Municipal Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010:
$1,125	5.250%, 11/01/29	11/20 at 100.00	A–	$1,257,154
1,000	5.750%, 11/01/40	11/20 at 100.00	A–	1,123,120
5,000	5.500%, 11/01/40	11/20 at 100.00	A–	5,551,250
760	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/21 at 100.00	BBB–	828,666
1,400	Lorain County Port Authority, Ohio, Recovery Zone Facility Economic Development Revenue Bonds, United State Steel Corporation Project, Series 2010, 6.750%, 12/01/40	12/20 at 100.00	BB–	1,551,816
5,765	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA	6,893,383
1,000	Miami County, Ohio, Hospital Facilities Revenue Refunding Bonds, Upper Valley Medical Center Inc., Series 2006, 5.250%, 5/15/26	5/16 at 100.00	A	1,054,870
1,000	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health Center Project, Refunding Series 2011, 5.125%, 8/01/31	8/21 at 100.00	A2	1,083,130
2,000	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013, 5.000%, 2/15/33	2/23 at 100.00	BB+	2,055,860
800	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	907,232
750	Port of Greater Cincinnati Development Authority, Ohio, Economic Development Revenue Bonds, Sisters of Mercy of the Americas, Series 2006, 5.000%, 10/01/25	10/16 at 100.00	A+	796,725
30,475	Total Ohio			31,284,542
	Oklahoma – 1.0% (0.7% of Total Investments)
750	Norman Regional Hospital Authority, Oklahoma, Hospital Revenue Bonds, Series 2005, 5.375%, 9/01/36	9/16 at 100.00	BBB–	776,348
5,280	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health System, Series 2006, 5.000%, 12/15/36 (UB)	12/16 at 100.00	AA+	5,654,722
88	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health System, tender option Bond Trust 3500, 8.521%, 6/15/30 (IF)	12/16 at 100.00	AA+	99,355
6,118	Total Oklahoma			6,530,425
	Oregon – 0.2% (0.1% of Total Investments)
1,000	Portland, Oregon, Sewer System Revenue Bonds, Series 2006B, 5.000%, 6/15/24 – NPFG Insured	6/16 at 100.00	AA–	1,072,200
	Pennsylvania – 4.3% (2.9% of Total Investments)
1,000	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2009, 6.750%, 11/01/24	11/19 at 100.00	BB–	1,148,930
2,000	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center, Series 2009A, 5.375%, 8/15/29	8/19 at 100.00	Aa3	2,298,200
1,000	Bucks County Industrial Development Authority, Pennsylvania, Charter School Revenue Bonds, School Lane Charter School, Series 2007A, 5.000%, 3/15/37	3/17 at 100.00	BBB–	1,003,270
1,000	Chartiers Valley Industrial & Commercial Development Authority, Pennsylvania, Revenue Bonds, Friendship Village of South Hills, Refunding Series 2003A, 5.750%, 8/15/20	2/15 at 100.00	A	1,002,290
3,000	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Series 2006A, 5.000%, 6/01/26 – AGM Insured (UB)	6/16 at 100.00	AA	3,204,840
1,000	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.125%, 1/01/29	1/19 at 100.00	BBB+	1,114,030
1,000	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann College, Series 2008, 6.000%, 10/01/30	10/18 at 100.00	BBB	1,109,860
1,000	Montgomery County Industrial Development Authority, Pennsylvania, First Mortgage Revenue Bonds, Whitemarsh Continuing Care, Series 2005, 6.250%, 2/01/35	2/15 at 100.00	N/R	1,005,260
400	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 6.000%, 7/01/43	7/20 at 100.00	Baa3	437,064
5,130	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 – AGM Insured	12/16 at 100.00	AA	5,229,471
2,000	Pennsylvania State, General Obligation Bonds, First Series 2012-1, 5.000%, 6/01/24	No Opt. Call	AA–	2,381,700

48	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$2,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Lien Series 2014A-1, 5.000%, 12/01/38	12/24 at 100.00	A–	$2,207,360
1,595	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40 (Pre-refunded 5/15/20)	5/20 at 100.00	AA (4)	1,902,309
1,425	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011, 6.500%, 8/01/41	8/20 at 100.00	A+	1,693,570
560	Southcentral Pennsylvania General Authority, Revenue Bonds, Wellspan Health Obligated Group, Series 2014A, 5.000%, 6/01/44 (WI/DD, Settling 11/10/14)	6/24 at 100.00	AA–	618,985
2,350	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community Hospital Project, Refunding and Improvement Series 2011, 5.500%, 8/01/20	No Opt. Call	BBB+	2,645,489
26,460	Total Pennsylvania			29,002,628
	Puerto Rico – 0.3% (0.2% of Total Investments)
14,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/42 – FGIC Insured	No Opt. Call	AA–	2,338,420
	Rhode Island – 0.1% (0.0% of Total Investments)
400	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.000%, 6/01/23	12/14 at 100.00	A2	402,400
	South Carolina – 2.0% (1.3% of Total Investments)
4,405	Dorchester County School District 2, South Carolina, Installment Purchase Revenue Bonds, GROWTH, Series 2004, 5.250%, 12/01/23 (Pre-refunded 12/01/14)	12/14 at 100.00	AA– (4)	4,423,853
750	Educational Facilities Authority for Private Non-Profit Institutions of Higher Learning, South Carolina, Revenue Bonds, Wofford College, Series 2007A, 4.500%, 4/01/30	4/17 at 100.00	A–	772,215
650	Georgetown County, South Carolina, Environmental Improvement Revenue Bonds, International Paper Company, Senior Lien Series 2005A, 5.550%, 12/01/29 (Alternative Minimum Tax)	12/15 at 100.00	BBB	664,372
1,800	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Series 2006A, 5.000%, 1/01/30 (Pre-refunded 1/01/16) – NPFG Insured	1/16 at 100.00	AA– (4)	1,899,432
4,965	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2014C, 5.000%, 12/01/39	12/24 at 100.00	AA–	5,568,744
12,570	Total South Carolina			13,328,616
	South Dakota – 0.4% (0.3% of Total Investments)
1,300	Deadwood, South Dakota, Sales Tax Revenue Bonds, Series 2009B, 6.250%, 12/01/28	12/19 at 100.00	N/R	1,434,914
270	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2014B, 5.000%, 11/01/44	11/24 at 100.00	A+	300,070
1,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Vocational Education Program, Series 2008, 5.500%, 8/01/38 – AGC Insured	8/18 at 100.00	AA	1,128,200
2,570	Total South Dakota			2,863,184
	Tennessee – 3.4% (2.3% of Total Investments)
2,425	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	A+	2,742,457
3,200	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A, 5.500%, 7/01/36	7/16 at 100.00	BBB+	3,352,704
	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Belmont University Project, Series 2012:
3,000	5.000%, 11/01/23	11/21 at 100.00	BBB+	3,421,290
3,200	5.000%, 11/01/24	11/21 at 100.00	BBB+	3,612,128
3,400	5.000%, 11/01/25	11/21 at 100.00	BBB+	3,812,012
5,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University, Refunding Series 2009B, 5.000%, 10/01/39	10/19 at 100.00	AA+	5,693,950
20,225	Total Tennessee			22,634,541
	Texas – 15.4% (10.4% of Total Investments)
5,000	Board of Regents, University of Texas System, Financing System Revenue Bonds, Series 2006F, 4.250%, 8/15/36 (UB)	2/17 at 100.00	AAA	5,123,150
Nuveen Investments	49

NQM	Nuveen Investment Quality Municipal Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Bryan, Brazos County, Texas, Electric System Revenue Bonds, Refunding Series 2012:
$1,000	5.000%, 7/01/28	7/22 at 100.00	A+	$1,129,820
1,000	5.000%, 7/01/29	7/22 at 100.00	A+	1,127,630
1,100	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Refunding Series 2013A, 5.000%, 1/01/43 – AGM Insured	1/23 at 100.00	AA	1,206,854
1,250	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2010, 5.750%, 1/01/25	1/20 at 100.00	BBB	1,401,575
1,000	Clifton Higher Education Finance Corporation, Education Revenue Bonds, Texas, Idea Public Schools, Series 2013, 6.000%, 8/15/43	8/23 at 100.00	BBB	1,187,980
200	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2014A, 5.250%, 9/01/44	9/24 at 100.00	BB+	208,408
2,340	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier Series 2013A, 5.125%, 10/01/43	10/23 at 100.00	BBB+	2,509,416
215	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25 (Alternative Minimum Tax)	10/22 at 100.00	BB+	225,079
1,615	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Refunding Bonds, Young Men’s Christian Association of the Greater Houston Area, Series 2013A, 5.000%, 6/01/28	6/23 at 100.00	Baa3	1,780,005
1,180	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2014, 5.000%, 9/01/32	9/24 at 100.00	A2	1,352,032
12,030	Houston, Texas, Junior Lien Water and Sewerage System Revenue Refunding Bonds, Series 1998A, 0.000%, 12/01/22 – AGM Insured (ETM)	No Opt. Call	AA+ (4)	10,251,241
4,680	Houston, Texas, Junior Lien Water and Sewerage System Revenue Refunding Bonds, Series 1998A, 0.000%, 12/01/22 – AGM Insured	No Opt. Call	AA+	3,977,111
1,000	Humble Independent School District, Harris County, Texas, General Obligation Bonds, Series 2008A, 5.250%, 2/15/22 – AGC Insured	2/18 at 100.00	AA	1,131,110
	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2005:
800	5.250%, 8/15/21	2/16 at 100.00	BBB	828,368
1,220	5.125%, 8/15/26	2/16 at 100.00	BBB	1,240,484
1,100	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Series 2008A, 5.750%, 1/01/40 – AGC Insured	1/18 at 100.00	AA	1,233,309
500	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Variable Rate Demand Series 2008-E3, 5.750%, 1/01/38 (Mandatory put 1/01/16)	No Opt. Call	A2	529,555
4,370	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Series 2008F, 5.750%, 1/01/38	1/18 at 100.00	A3	4,855,332
1,960	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A, 0.000%, 9/01/43	9/31 at 100.00	AA+	1,718,842
1,100	North Texas Tollway Authority, System Revenue Bonds, First Tier Series 2009A, 6.250%, 1/01/39	1/19 at 100.00	A2	1,280,455
3,500	Plano Independent School District, Collin County, Texas, General Obligation Bonds, Series 2008A, 5.250%, 2/15/34	2/18 at 100.00	Aaa	3,917,795
1,000	Round Rock Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, School Building Series 2009, 5.000%, 8/01/27	8/18 at 100.00	Aaa	1,135,610
1,000	Sabine River Authority, Texas, Pollution Control Revenue Bonds, TXU Electric Company, Series 2001C, 5.200%, 5/01/28 (6)	11/15 at 100.00	C	77,500
3,960	Stafford Economic Development Corporation, Texas, Sales Tax Revenue Bonds, Series 2000, 5.500%, 9/01/30 (Pre-refunded 9/01/15) – FGIC Insured	9/15 at 100.00	AA– (4)	4,135,824
600	Tarrant County Cultural and Educational Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Northwest Senior Housing-Edgemere Project, Series 2006A, 6.000%, 11/15/26	11/16 at 100.00	BBB	625,350
1,300	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Hendrick Medical Center, Series 2009B, 5.250%, 9/01/26 – AGC Insured	9/19 at 100.00	AA	1,463,345
1,910	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2010, 5.500%, 8/15/45	8/20 at 100.00	Aa3	2,161,375
7,500	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources, Series 2007A, 5.000%, 2/15/36 (UB)	2/17 at 100.00	AA	7,958,250
650	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D, 6.250%, 12/15/26	No Opt. Call	A–	802,081

50	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012:
$1,000	5.000%, 12/15/27	No Opt. Call	A3	$1,111,940
4,465	5.000%, 12/15/29	No Opt. Call	A3	4,931,459
1,620	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Senior Lien Series 2009, 6.875%, 12/31/39	12/19 at 100.00	Baa2	1,922,308
	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010:
1,000	7.000%, 6/30/34	6/20 at 100.00	Baa3	1,217,740
1,000	7.000%, 6/30/40	6/20 at 100.00	Baa3	1,209,000
	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners Segments 3 Segments 3A & 3B Facility, Series 2013:
1,335	7.000%, 12/31/38 (Alternative Minimum Tax)	9/23 at 100.00	BBB–	1,660,299
380	6.750%, 6/30/43 (Alternative Minimum Tax)	9/23 at 100.00	BBB–	461,514
1,000	Texas Public Finance Authority, Charter School Finance Corporation Revenue Bonds, Idea Public School Project, Series 2007A, 5.000%, 8/15/37 (Pre-refunded 8/15/17) – ACA Insured	8/17 at 100.00	BBB (4)	1,121,810
2,000	Texas State Transportation Commission, Highway Fund Revenue Bonds, First Tier Series 2014A, 5.000%, 4/01/22	No Opt. Call	AAA	2,449,140
	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A:
10,000	0.000%, 8/15/21 – AMBAC Insured	No Opt. Call	A–	8,587,600
12,000	0.000%, 8/15/23 – AMBAC Insured	No Opt. Call	A–	9,327,477
	Travis County Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds, Querencia Barton Creek, Series 2005:
200	5.500%, 11/15/25	11/15 at 100.00	N/R	203,306
1,600	5.650%, 11/15/35	11/15 at 100.00	N/R	1,619,712
1,125	Travis County Health Facilities Development Corporation, Texas, Revenue Bonds, Westminster Manor, Series 2010, 7.000%, 11/01/30	11/20 at 100.00	BB+	1,311,278
104,805	Total Texas			103,709,469
	Virgin Islands – 0.2% (0.1% of Total Investments)
250	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2009A, 6.000%, 10/01/39	10/19 at 100.00	Baa3	279,375
820	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	Baa3	945,230
1,070	Total Virgin Islands			1,224,605
	Virginia – 2.1% (1.4% of Total Investments)
1,000	Amherst Industrial Development Authority, Virginia, Revenue Bonds, Sweet Briar College, Series 2006, 5.000%, 9/01/26	9/16 at 100.00	BBB	1,033,210
515	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital Appreciation Series 2012B, 0.000%, 7/15/40	7/28 at 100.00	BBB	334,101
1,000	Fairfax County Redevelopment and Housing Authority, Virginia, Multifamily Housing Revenue Bonds, FHA-Insured Mortgage – Cedar Ridge Project, Series 2007, 4.850%, 10/01/48 (Alternative Minimum Tax)	4/17 at 100.00	AA+	1,012,980
1,500	Metropolitan Washington Airports Authority, Virginia, Airport System Revenue Bonds, Refunding Bonds, Series 2011C, 5.000%, 10/01/28 (Alternative Minimum Tax)	10/21 at 100.00	AA–	1,700,865
4,500	Metropolitan Washington Airports Authority, Virginia, Airport System Revenue Bonds, Refunding Series 2013A, 5.000%, 10/01/30 (Alternative Minimum Tax)	10/23 at 100.00	AA–	5,144,577
1,765	Virginia Beach Development Authority, Virginia, Multifamily Residential Rental Housing Revenue Bonds, Hamptons and Hampton Court Apartments, Series 1999, 7.500%, 10/01/39 (Alternative Minimum Tax)	4/15 at 102.00	N/R	1,802,418
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
2,000	6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	2,278,018
500	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	544,560
12,780	Total Virginia			13,850,729

Nuveen Investments	51

NQM	Nuveen Investment Quality Municipal Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington – 2.1% (1.4% of Total Investments)
$11,345	Chelan County Public Utility District 1, Washington, Columbia River-Rock Island Hydro-Electric System Revenue Refunding Bonds, Series 1997A, 0.000%, 6/01/19 – NPFG Insured	No Opt. Call	AA+	$10,544,268
2,000	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009, 6.250%, 7/01/24	7/19 at 100.00	Baa2	2,249,920
1,000	Washington State Health Care Facilities Authority, Revenue Bonds, Northwest Hospital and Medical Center of Seattle, Series 2007, 5.700%, 12/01/32	12/17 at 100.00	N/R	1,037,350
320	Washington State Housing Finance Commission, Revenue Bonds, Riverview Retirement Community Refunding, Series 2012, 5.000%, 1/01/48	No Opt. Call	BBB–	327,190
14,665	Total Washington			14,158,728
	West Virginia – 1.2% (0.8% of Total Investments)
1,965	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area Medical Center, Series 2009A, 5.625%, 9/01/32	9/19 at 100.00	A3	2,160,105
1,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Thomas Health System, Inc., Series 2008, 6.500%, 10/01/38	10/18 at 100.00	N/R	1,046,920
4,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health System Obligated Group, Refunding and Improvement Series 2013A, 5.500%, 6/01/44	6/23 at 100.00	A	4,582,200
6,965	Total West Virginia			7,789,225
	Wisconsin – 2.6% (1.8% of Total Investments)
815	Monroe Redevelopment Authority, Wisconsin, Development Revenue Bonds, The Monroe Clinic, Inc., Series 2009, 5.875%, 2/15/39	2/19 at 100.00	A3	891,080
1,015	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit Health System, Inc., Series 2010B, 5.125%, 4/01/36	4/20 at 100.00	A–	1,074,641
1,150	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Fort Healthcare Inc., Series 2004, 5.750%, 5/01/24	11/14 at 100.00	BBB	1,154,566
2,750	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	A+	3,026,951
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006A:
3,500	5.250%, 8/15/21	8/16 at 100.00	A–	3,726,240
1,780	5.250%, 8/15/26	8/16 at 100.00	A–	1,898,210
1,000	5.250%, 8/15/34	8/16 at 100.00	A–	1,030,210
4,600	Wisconsin State, General Obligation Bonds, Series 2006A, 4.750%, 5/01/25 (Pre-refunded 5/01/16) – FGIC Insured (UB) (5)	5/16 at 100.00	AA (4)	4,907,234
16,610	Total Wisconsin			17,709,132
$960,090	Total Municipal Bonds (cost $904,417,168)			999,110,202

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0% (0.0% of Total Investments)
	Transportation – 0.0% (0.0% of Total Investments)
$168	Las Vegas Monorail Company, Senior Interest Bonds (9), (10)	5.500%	7/15/19	N/R	$30,206
45	Las Vegas Monorail Company, Senior Interest Bonds (9), (10)	3.000%	7/15/55	N/R	6,051
$213	Total Corporate Bonds (cost $17,000)				36,257
	Total Long-Term Investments (cost $904,434,168)				999,146,459

52	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.5% (0.3% of Total Investments)
	MUNICIPAL BONDS – 0.5% (0.3% of Total Investments)
	California – 0.5% (0.3% of Total Investments
$2,400	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014A, 6.000%, 7/10/15 (9)	No Opt. Call	N/R	$2,439,840
235	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014B, 6.000%, 7/10/15 (9)	No Opt. Call	N/R	238,901
355	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014C, 6.000%, 7/10/15 (9)	No Opt. Call	N/R	360,893
$2,990	Total Short-Term Investments (cost $2,990,000)			3,039,634
	Total Investments (cost $907,424,168) – 148.9%			1,002,186,093
	Floating Rate Obligations – (9.0)%			(60,825,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (6.5)% (11)			(43,500,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (35.2)% (12)			(236,800,000)
	Other Assets Less Liabilities – 1.8%			12,011,049
	Net Assets Applicable to Common Shares – 100%			$673,072,142

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(7)
On April 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.750% to 2.300%.

(8)
On April 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.875% to 2.350%.

(9)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(10)
During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund’s custodian is not accruing income on the Fund’s records for either senior interest corporate bond.

(11)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 4.3%.
(12)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 23.6%.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	53

NQS
Nuveen Select Quality Municipal Fund, Inc.
	Portfolio of Investments	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 146.2% (98.9% of Total Investments)
	MUNICIPAL BONDS – 146.2% (98.9% of Total Investments)
	Alaska – 1.5% (1.0% of Total Investments)
$500	Alaska Housing Finance Corporation, General Housing Purpose Bonds, Series 2005A, 5.000%, 12/01/26 (Pre-refunded 12/01/14) – FGIC Insured (UB)	12/14 at 100.00	AA+ (4)	$502,030
6,000	Alaska Housing Finance Corporation, General Housing Purpose Bonds, Series 2005B-2, 5.250%, 12/01/30 – NPFG Insured	6/15 at 100.00	AA+	6,237,000
1,545	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 4.625%, 6/01/23	12/14 at 100.00	Ba1	1,544,923
8,045	Total Alaska			8,283,953
	Arizona – 2.9% (2.0% of Total Investments)
2,500	Phoenix Civic Improvement Corporation, Arizona, Excise Tax Revenue Bonds, Civic Plaza Expansion Project, Subordinate Series 2005A, 5.000%, 7/01/35 – FGIC Insured	No Opt. Call	AA	2,560,075
2,300	Phoenix Civic Improvement Corporation, Arizona, Senior Lien Airport Revenue Bonds, Series 2008A, 5.000%, 7/01/33	7/18 at 100.00	AA–	2,548,354
1,000	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company, Series 2010A, 5.250%, 10/01/40	10/20 at 100.00	BBB+	1,089,580
8,000	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	A–	9,067,680
750	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale Healthcare, Series 2008A, 5.250%, 9/01/30 (Pre-refunded 12/23/14)	12/14 at 100.00	A2 (4)	758,993
14,550	Total Arizona			16,024,682
	Arkansas – 0.2% (0.1% of Total Investments)
885	Little Rock, Arkansas, Hotel and Restaurant Gross Receipts Tax Refunding Bonds, Series 1993, 7.375%, 8/01/15 (ETM)	No Opt. Call	A2 (4)	932,064
	California – 14.2% (9.6% of Total Investments)
5,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2013S-4, 5.000%, 4/01/38	4/23 at 100.00	A+	5,637,700
	Calexico Unified School District, Imperial County, California, General Obligation Bonds, Series 2005B:
3,685	0.000%, 8/01/31 – FGIC Insured	No Opt. Call	AA–	1,526,806
4,505	0.000%, 8/01/33 – FGIC Insured	No Opt. Call	AA–	1,618,466
2,820	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 5.000%, 6/01/26	6/15 at 100.00	B–	2,591,467
815	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2013I, 5.000%, 11/01/38	11/23 at 100.00	A1	916,386
4,000	California State, General Obligation Bonds, Various Purpose Series 2004, 5.000%, 6/01/31 (Pre-refunded 12/01/14) – AMBAC Insured	12/14 at 100.00	AA+ (4)	4,016,320
1,500	California State, General Obligation Bonds, Various Purpose Series 2006, 4.500%, 10/01/29	10/16 at 100.00	Aa3	1,591,005
1,550	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	1,758,320
1,000	Coachella Valley Unified School District, Riverside County, California, General Obligation Bonds, Series 2005A, 0.000%, 8/01/30 – FGIC Insured	No Opt. Call	AA–	501,520
	Colton Joint Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2006C:
3,200	0.000%, 2/01/30 – FGIC Insured	2/15 at 45.69	AA–	1,448,384
6,800	0.000%, 2/01/35 – FGIC Insured	2/15 at 34.85	AA–	2,342,600
4,700	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/45	6/15 at 100.00	A1	4,817,547

54	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$7,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Revenue Bonds, Tender Option Bonds Trust 2040, 11.852%, 6/01/45 – FGIC Insured (IF)	6/15 at 100.00	A1	$7,525,210
2,500	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.000%, 6/01/33	6/17 at 100.00	B	2,054,000
4,500	Hemet Unified School District, Riverside County, California, General Obligation Bonds, Series 2008B, 5.125%, 8/01/37 – AGC Insured	8/16 at 102.00	AA	4,876,920
1,045	Lake Tahoe Unified School District, El Dorado County, California, General Obligation Bonds, Series 2001B, 0.000%, 8/01/31 – NPFG Insured	No Opt. Call	AA–	514,527
3,000	Los Angeles County Sanitation Districts Financing Authority, California, Capital Projects Revenue Bonds, District 14, Subordinate Series 2005B, 5.000%, 10/01/34 – FGIC Insured	10/15 at 100.00	AA–	3,093,930
1,160	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43	8/35 at 100.00	AA	753,176
2,000	Murrieta Valley Unified School District Public Financing Authority, California, Special Tax Revenue Bonds, Series 2006A, 5.125%, 9/01/26 – AGM Insured	9/16 at 100.00	AA	2,151,140
2,615	New Haven Unified School District, Alameda County, California, General Obligation Bonds, Series 2004A, 0.000%, 8/01/28 – NPFG Insured	No Opt. Call	AA–	1,283,076
2,350	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39	11/19 at 100.00	Ba1	2,543,546
1,365	Palomar Pomerado Health, California, General Obligation Bonds, Election of 2004, Series 2007A, 0.000%, 8/01/21 – NPFG Insured	No Opt. Call	AA–	1,162,830
2,000	Pasadena, California, Certificates of Participation, Refunding Series 2008C, 5.000%, 2/01/33	2/18 at 100.00	AA+	2,187,260
6,195	Peralta Community College District, Alameda County, California, General Obligation Bonds, Election of 2006, Series 2007B, 5.000%, 8/01/37 – AGM Insured (UB) (5)	8/17 at 100.00	AA	6,808,429
6,000	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of Participation, Series 2006, 0.000%, 10/01/34 – FGIC Insured	No Opt. Call	AA–	2,415,900
5,000	Riverside County Asset Leasing Corporation, California, Leasehold Revenue Bonds, Riverside County Hospital Project, Series 1997, 0.000%, 6/01/25 – NPFG Insured	No Opt. Call	AA–	3,519,050
3,205	San Diego Community College District, California, General Obligation Bonds, Series 2005, 5.000%, 5/01/25 (Pre-refunded 5/01/15) – AGM Insured	5/15 at 100.00	AA+ (4)	3,283,010
5,000	Santa Monica Community College District, Los Angeles County, California, General Obligation Bonds, Series 2005C, 0.000%, 8/01/26 (Pre-refunded 8/01/15) – NPFG Insured	8/15 at 58.09	AA (4)	2,900,250
2,460	Santee School District, County, California, General Obligation Bonds, Capital Appreciation, Election 2006, Series 2008D, 0.000%, 8/01/33 – AGC Insured	No Opt. Call	AA	1,103,827
3,000	Yuma Community College District, California, General Obligation Bonds, Series 2007B, 0.000%, 8/01/33 – AMBAC Insured	8/17 at 45.45	Aa2	1,207,950
99,970	Total California			78,150,552
	Colorado – 6.9% (4.7% of Total Investments)
3,435	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009A, 5.500%, 7/01/34	7/19 at 100.00	A+	3,945,750
1,150	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Poudre Valley Health System, Series 2005C, 5.250%, 3/01/40 – AGM Insured	9/18 at 102.00	AA	1,265,932
5,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA–	5,446,400
1,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2007, 5.250%, 5/15/42	5/17 at 100.00	A–	1,614,855
1,975	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Senior Lien Series 2006, 4.625%, 12/01/30 – SYNCORA GTY Insured	11/16 at 100.00	BBB–	2,001,544
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B:
1,420	0.000%, 9/01/23 – NPFG Insured	No Opt. Call	AA–	1,100,798
9,615	0.000%, 9/01/25 – NPFG Insured	No Opt. Call	AA–	6,692,040
13,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 9/01/34 – NPFG Insured	9/20 at 45.40	AA–	4,532,320

Nuveen Investments	55

NQS	Nuveen Select Quality Municipal Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$5,000	Ebert Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.350%, 12/01/37 – RAAI Insured	12/17 at 100.00	N/R	$5,026,800
	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
2,500	6.500%, 1/15/30	7/20 at 100.00	Baa3	2,912,800
3,115	6.000%, 1/15/34	7/20 at 100.00	Baa3	3,514,436
47,710	Total Colorado			38,053,675
	Connecticut – 1.0% (0.6% of Total Investments)
5,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-1, 5.000%, 7/01/42	7/16 at 100.00	AAA	5,314,650
	District of Columbia – 2.4% (1.6% of Total Investments)
	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001:
925	6.250%, 5/15/24	11/14 at 100.00	A1	924,898
5,580	6.500%, 5/15/33	No Opt. Call	Baa1	6,452,266
5,000	District of Columbia, General Obligation Bonds, Series 1998B, 6.000%, 6/01/19 – NPFG Insured	No Opt. Call	AA	6,065,000
11,505	Total District of Columbia			13,442,164
	Florida – 8.1% (5.4% of Total Investments)
3,000	Citizens Property Insurance Corporation, Florida, High-Risk Account Senior Secured Bonds Series 2010A-1, 5.000%, 6/01/15 – AGM Insured	No Opt. Call	AA	3,084,840
10,000	Florida Hurricane Catastrophe Fund, Financial Corporation Revenue Bonds, Series 2010A, 5.000%, 7/01/15 (ETM)	No Opt. Call	AAA	10,324,700
2,500	Greater Orlando Aviation Authority, Florida, Airport Facilities Revenue Bonds, Refunding Series 2009C, 5.000%, 10/01/34	No Opt. Call	Aa3	2,829,450
4,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B, 5.000%, 10/01/28	10/20 at 100.00	A	4,563,840
4,260	Miami-Dade County, Florida, General Obligation Bonds, Parks Program, Series 2005, 4.300%, 11/01/30 – NPFG Insured	11/15 at 100.00	AA	4,366,841
9,250	Port Saint Lucie. Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/40 – NPFG Insured	7/17 at 100.00	AA–	9,997,030
3,200	Saint John’s County, Florida, Sales Tax Revenue Bonds, Series 2006, 5.000%, 10/01/36 – BHAC Insured	10/16 at 100.00	AA+	3,414,880
2,685	South Broward Hospital District, Florida, Hospital Refunding Revenue Bonds, Memorial Health System, Series 2006, 5.000%, 5/01/21 – NPFG Insured	5/16 at 100.00	AA–	2,857,270
2,500	South Miami Health Facilities Authority, Florida, Revenue Bonds, Baptist Health Systems of South Florida, Tender Option Bond Trust 11151, 18.134%, 2/15/15 (IF)	No Opt. Call	AA	3,073,400
41,395	Total Florida			44,512,251
	Georgia – 1.0% (0.7% of Total Investments)
2,000	East Point Building Authority, Georgia, Revenue Bonds, Water & Sewer Project Series 2006A, 5.000%, 2/01/30 – SYNCORA GTY Insured	2/16 at 100.00	N/R	2,027,080
3,000	Medical Center Hospital Authority, Georgia, Revenue Anticipation Certificates, Columbus Regional Healthcare System, Inc. Project, Series 2008, 6.500%, 8/01/38 – AGC Insured	8/18 at 100.00	AA	3,410,130
5,000	Total Georgia			5,437,210
	Illinois – 20.1% (13.6% of Total Investments)
1,470	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues Series 2011A, 5.000%, 12/01/41	12/21 at 100.00	A+	1,473,851
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1:
4,495	0.000%, 12/01/25 – FGIC Insured	No Opt. Call	AA–	2,824,433
3,225	0.000%, 12/01/31 – FGIC Insured	No Opt. Call	AA–	1,396,457

56	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$1,500	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A, 5.500%, 12/01/26 – FGIC Insured	No Opt. Call	AA–	$1,716,195
1,935	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien Series 2005A, 5.250%, 1/01/26 – NPFG Insured	1/16 at 100.00	AA–	2,034,420
29,145	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999, 0.000%, 1/01/38 – FGIC Insured	No Opt. Call	AA–	9,241,297
3,880	Chicago, Illinois, General Obligation Bonds, Series 2004A, 5.000%, 1/01/34 – AGM Insured	1/15 at 100.00	AA	3,886,247
1,500	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009B, 5.500%, 11/01/39	11/19 at 100.00	AA	1,700,085
2,000	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Series 2008A, 5.250%, 8/15/47 – AGC Insured (UB)	8/18 at 100.00	AA	2,145,920
1,000	Illinois Finance Authority, Revenue Bonds, Edward Health Services Corporation, Series 2008A, 5.500%, 2/01/40 – AMBAC Insured	2/18 at 100.00	A	1,076,660
2,875	Illinois Finance Authority, Revenue Bonds, Elmhurst Memorial Healthcare, Series 2008A, 5.625%, 1/01/37	1/18 at 100.00	Baa2	3,118,915
1,750	Illinois Finance Authority, Revenue Bonds, Hospital Sisters Services Inc., Series 2007, 5.000%, 3/15/26	No Opt. Call	AA–	1,902,425
1,925	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 5.750%, 11/15/37	11/17 at 100.00	A	2,084,929
10,000	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C, 5.125%, 5/15/35	5/20 at 100.00	AA–	11,085,000
3,975	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Series 2007A, 5.500%, 8/01/37	8/17 at 100.00	A	4,334,738
2,500	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2011C, 5.500%, 8/15/41 (UB) (5)	2/21 at 100.00	AA–	2,827,350
5,000	Illinois Finance Authority, Revenue Refunding Bonds, Silver Cross Hospital and Medical Centers, Series 2008A, 5.500%, 8/15/30	8/18 at 100.00	BBB+	5,381,100
2,000	Illinois Health Facilities Authority, Revenue Bonds, Midwest Care Center I Inc., Series 2001, 5.950%, 2/20/36	2/15 at 100.00	Aa1	2,005,840
1,395	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013A, 5.000%, 1/01/38	1/23 at 100.00	AA–	1,560,852
8,945	Lake and McHenry Counties Community Unit School District 118, Wauconda, Illinois, General Obligation Bonds, Series 2005B, 0.000%, 1/01/21 – AGM Insured	1/15 at 74.44	A1	6,630,750
9,000	McHenry County Community Unit School District 200, Woodstock, Illinois, General Obligation Bonds, Series 2006B, 0.000%, 1/15/23 – FGIC Insured	No Opt. Call	Aa2	7,139,430
2,335	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 2010B-2, 5.000%, 6/15/50	6/20 at 100.00	AAA	2,456,817
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
6,765	0.000%, 12/15/23 – NPFG Insured	No Opt. Call	AAA	5,068,406
1,100	0.000%, 12/15/35 – NPFG Insured	No Opt. Call	AAA	425,293
3,805	0.000%, 6/15/41 – NPFG Insured	No Opt. Call	AAA	1,084,729
1,495	University of Illinois, Auxiliary Facilities Systems Revenue Bonds, Series 2006, 5.000%, 4/01/27	4/16 at 100.00	AA–	1,580,888
7,415	University of Illinois, Auxiliary Facilities Systems Revenue Bonds, Series 2006, 5.000%, 4/01/27 (Pre-refunded 4/01/16)	4/16 at 100.00	AA– (4)	7,912,769
2,000	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013, 6.250%, 10/01/38	10/23 at 100.00	A	2,354,340
12,775	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation Bonds, Series 2006, 0.000%, 1/01/24 – AGM Insured (ETM)	No Opt. Call	Aa3 (4)	10,349,666
4,005	Will County Community Unit School District 201U, Crete-Monee, Illinois, General Obligation Bonds, Capital Appreciation Series 2004, 0.000%, 11/01/15 – FGIC Insured	No Opt. Call	AA–	3,978,567
141,210	Total Illinois			110,778,369

Nuveen Investments	57

NQS	Nuveen Select Quality Municipal Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana – 3.2% (2.1% of Total Investments)
$2,000	Delaware County Hospital Authority, Indiana, Hospital Revenue Bonds, Cardinal Health System, Series 2006, 5.250%, 8/01/36 (Pre-refunded 8/01/16)	8/16 at 100.00	N/R (4)	$2,170,560
230	Indiana Finance Authority, Tax-Exempt Private Activity Revenue Bonds, I-69 Section 5 Project, Series 2014, 5.250%, 9/01/40 (Alternative Minimum Tax)	9/24 at 100.00	BBB	252,680
2,750	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	AA–	3,046,780
2,225	Indiana Health and Educational Facilities Financing Authority, Revenue Bonds, Sisters of Saint Francis Health Services Inc, Series 2006E, 5.250%, 5/15/41 – AGM Insured	5/18 at 100.00	Aa3	2,404,380
2,000	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	A	2,113,860
2,225	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	AA–	2,373,853
3,000	Indiana Municipal Power Agency, Power Supply System Revenue Refunding Bonds, Series 2006A, 5.000%, 1/01/32 – AMBAC Insured	1/16 at 100.00	AA+	3,122,160
1,895	New Albany-Floyd County School Building Corporation, Indiana, First Mortgage Bonds, Series 2005, 5.000%, 7/15/26 (Pre-refunded 7/15/15) – AGM Insured	7/15 at 100.00	AA+ (4)	1,959,942
16,325	Total Indiana			17,444,215
	Iowa – 1.9% (1.3% of Total Investments)
	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013:
2,000	5.000%, 12/01/19	No Opt. Call	BB–	2,141,320
5,645	5.500%, 12/01/22	12/18 at 100.00	BB–	5,991,039
3,100	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.625%, 6/01/46	6/15 at 100.00	B+	2,625,080
10,745	Total Iowa			10,757,439
	Kansas – 0.6% (0.4% of Total Investments)
3,305	Overland Park Development Corporation, Kansas, First Tier Revenue Bonds, Overland Park Convention Center, Series 2007A, 5.125%, 1/01/22 – AMBAC Insured	1/17 at 100.00	BB+	3,354,476
	Kentucky – 1.2% (0.8% of Total Investments)
5,000	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2011, 5.250%, 8/15/46	8/21 at 100.00	A+	5,420,600
1,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 6.000%, 12/01/33 – AGC Insured	6/18 at 100.00	AA	1,085,760
6,000	Total Kentucky			6,506,360
	Louisiana – 0.9% (0.6% of Total Investments)
5,000	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.375%, 5/15/43	5/17 at 100.00	Baa1	5,250,600
	Maine – 0.2% (0.2% of Total Investments)
	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011:
1,000	6.750%, 7/01/36	7/21 at 100.00	BBB–	1,130,120
210	6.750%, 7/01/41	7/21 at 100.00	BBB–	235,654
1,210	Total Maine			1,365,774
	Massachusetts – 4.3% (2.9% of Total Investments)
4,555	Boston, Massachusetts, General Obligation Bonds, Refunding Series 2012C, 5.000%, 8/01/15	No Opt. Call	AAA	4,722,032
4,410	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Senior Lien Series 2010B, 5.000%, 1/01/32	1/20 at 100.00	A+	4,892,542
2,000	Massachusetts Development Finance Authority, Revenue Bonds, 100 Cambridge Street Redevelopment, M/SRBC Project, Series 2002A, 5.125%, 2/01/34 – NPFG Insured	2/15 at 100.00	AA–	2,001,980
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 2008E-1 &2, 5.125%, 7/01/38	7/18 at 100.00	A–	528,415

58	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Massachusetts (continued)
$2,300	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	$2,543,340
3,650	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior Series 2013A, 5.000%, 5/15/43	5/23 at 100.00	AA+	4,127,274
200	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/30	8/15 at 100.00	AA+	206,724
	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A:
645	5.000%, 8/15/30 (Pre-refunded 8/15/15) – AGM Insured	8/15 at 100.00	AA (4)	669,749
4,155	5.000%, 8/15/30 (Pre-refunded 8/15/15)	8/15 at 100.00	AA (4)	4,314,427
22,415	Total Massachusetts			24,006,483
	Michigan – 4.8% (3.3% of Total Investments)
3,500	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 5.000%, 7/01/35 – NPFG Insured	7/15 at 100.00	AA–	3,500,560
2,435	Detroit, Michigan, Sewage Disposal System Revenue Bonds, Second Lien Series 2006A, 5.500%, 7/01/36 – BHAC Insured	7/18 at 100.00	AA+	2,644,337
2,020	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2011A, 5.250%, 7/01/41	7/21 at 100.00	BBB+	2,148,735
2,235	Detroit, Michigan, Water Supply System Senior Lien Revenue Refunding Bonds, Series 2001C, 4.750%, 7/01/29 – BHAC Insured	7/18 at 100.00	AA+	2,360,607
2,000	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Series 2014C-3, 5.000%, 7/01/32 – AGM Insured	7/24 at 100.00	AA	2,208,740
1,000	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Series 2014D-6, 5.000%, 7/01/36 – NPFG Insured	7/24 at 100.00	AA–	1,086,570
2,500	Michigan Finance Authority, Unemployment Obligation Assessment Revenue Bonds, Series 2012B, 5.000%, 7/01/22	7/16 at 100.00	AAA	2,687,100
8,125	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2005II, 5.000%, 10/15/29 – AMBAC Insured	10/15 at 100.00	Aa3	8,400,194
2,000	Michigan State Building Authority, Revenue Bonds, Refunding Series 2006IA, 0.000%, 10/15/21 – FGIC Insured	10/16 at 100.00	AA–	1,506,580
25,815	Total Michigan			26,543,423
	Minnesota – 1.7% (1.2% of Total Investments)
2,275	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Subordinate Lien Series 2005C, 5.000%, 1/01/31 (Pre-refunded 1/01/15) – FGIC Insured	1/15 at 100.00	AA– (4)	2,293,519
7,000	Minnesota State, General Obligation Bonds, Various Purpose Series 2010A, 5.000%, 8/01/15	No Opt. Call	AA+	7,256,690
9,275	Total Minnesota			9,550,209
	Mississippi – 0.5% (0.3% of Total Investments)
2,475	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1, 5.000%, 9/01/24	3/15 at 100.00	A	2,484,554
	Missouri – 3.8% (2.6% of Total Investments)
890	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/28	10/18 at 100.00	AA+	1,009,527
5,000	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series 2004B-1, 0.000%, 4/15/28 – AMBAC Insured	No Opt. Call	AA–	3,065,150
5,545	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A, 5.000%, 11/15/48	11/23 at 100.00	A2	6,063,236
2,500	Missouri Highways and Transportation Commission, State Road Revenue Bonds, Refunding Senior Lien Series 2006, 5.000%, 2/01/15	No Opt. Call	AAA	2,530,625

Nuveen Investments	59

NQS	Nuveen Select Quality Municipal Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri (continued)
$3,150	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Series 2006, 5.000%, 1/01/34 – NPFG Insured	1/16 at 100.00	AA–	$3,263,747
5,000	Saint Louis, Missouri, Parking Revenue Bonds, Series 2006A, 5.000%, 12/15/31 – NPFG Insured	12/16 at 100.00	AA–	5,320,500
22,085	Total Missouri			21,252,785
	Nebraska – 1.1% (0.8% of Total Investments)
6,100	Omaha Convention Hotel Corporation, Nebraska, Convention Center Revenue Bonds, Series 2007, 5.000%, 2/01/35 – AMBAC Insured	2/17 at 100.00	A1	6,335,582
	Nevada – 2.9% (2.0% of Total Investments)
5,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/39 – AGM Insured	1/20 at 100.00	AA	5,658,250
2,280	North Las Vegas, Nevada, General Obligation Bonds, Wastewater Reclamation System Series 2006, 5.000%, 10/01/25 – NPFG Insured	10/16 at 100.00	AA–	2,317,164
5,000	North Las Vegas, Nevada, General Obligation Bonds, Series 2006, 5.000%, 5/01/36 – NPFG Insured	5/16 at 100.00	AA–	4,874,650
2,500	Reno, Nevada, Health Facilities Revenue Bonds, Catholic Healthcare West, Series 2007A, Trust 2634, 18.804%, 7/01/31 – BHAC Insured (IF) (5)	7/17 at 100.00	AA+	3,147,500
14,780	Total Nevada			15,997,564
	New Hampshire – 1.0% (0.7% of Total Investments)
5,000	New Hampshire Business Finance Authority, Revenue Bonds, Elliot Hospital Obligated Group Issue, Series 2009A, 6.125%, 10/01/39	10/19 at 100.00	Baa1	5,650,600
	New Jersey – 4.5% (3.0% of Total Investments)
1,965	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013, 5.000%, 1/01/31 – AGM Insured (Alternative Minimum Tax)	1/24 at 100.00	AA	2,186,180
6,400	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Series 2009Z, 5.000%, 12/15/14 (ETM)	No Opt. Call	AAA	6,438,333
16,840	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2006B, 0.000%, 7/01/35	1/17 at 39.39	A–	6,019,626
20,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C, 0.000%, 12/15/33 – AGM Insured	No Opt. Call	AA	8,572,000
2,000	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 5.000%, 6/01/41	6/17 at 100.00	B2	1,500,900
47,205	Total New Jersey			24,717,039
	New Mexico – 0.6% (0.4% of Total Investments)
3,000	Albuquerque, New Mexico, General Obligation Bonds, Series 2011A, 4.000%, 7/01/15	No Opt. Call	AAA	3,078,060
	New York – 5.4% (3.7% of Total Investments)
5,005	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Vassar College, Series 2007, 5.000%, 7/01/46	7/17 at 100.00	Aa2	5,466,711
2,000	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.250%, 2/15/47	2/21 at 100.00	A	2,224,820
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A:
2,000	5.000%, 2/15/47 – FGIC Insured	2/17 at 100.00	A	2,139,060
3,000	4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	AA–	3,138,840
1,880	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2004A, 5.000%, 9/01/34 – BHAC Insured (Pre-refunded 12/22/14)	12/14 at 100.00	AA+ (4)	1,886,862
2,925	Long Island Power Authority, New York, Electric System Revenue Bonds, Refunding Series 2009A, 5.500%, 4/01/24	4/19 at 100.00	A–	3,316,160
2,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012F, 5.000%, 11/15/26	11/22 at 100.00	AA–	2,955,100
465	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.500%, 8/01/16 (Alternative Minimum Tax)	No Opt. Call	N/R	488,827

60	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$6,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44 (WI/DD, Settling 11/20/14)	11/24 at 100.00	N/R	$6,051,720
2,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.750%, 11/15/51	No Opt. Call	A+	2,330,760
27,775	Total New York			29,998,860
	North Carolina – 2.5% (1.7% of Total Investments)
3,000	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Series 2008A, 5.000%, 1/15/47	1/18 at 100.00	AA–	3,168,300
5,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Refunding Bonds, WakeMed, Series 2012A, 5.000%, 10/01/27	10/22 at 100.00	AA–	5,703,700
2,375	North Carolina Medical Care Commission, Healthcare Revenue Refunding Bonds, Novant Health Inc., Series 2006, 5.000%, 11/01/39 – NPFG Insured	11/16 at 100.00	AA+	2,542,723
1,900	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A, 5.750%, 1/01/39 – AGC Insured	1/19 at 100.00	AA	2,154,505
12,275	Total North Carolina			13,569,228
	North Dakota – 0.4% (0.2% of Total Investments)
1,875	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2012, 5.000%, 12/01/32	12/21 at 100.00	A–	2,028,038
	Ohio – 7.2% (4.9% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
3,335	5.375%, 6/01/24	6/17 at 100.00	B–	2,850,324
875	5.125%, 6/01/24	6/17 at 100.00	B–	732,830
2,700	5.875%, 6/01/30	6/17 at 100.00	B–	2,220,912
2,755	5.750%, 6/01/34	6/17 at 100.00	B–	2,180,941
7,995	5.875%, 6/01/47	6/17 at 100.00	B	6,355,305
18,300	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37	6/22 at 100.00	B–	15,445,381
1,730	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA	2,068,613
3,750	Ohio Higher Educational Facilities Commission, Revenue Bonds, University Hospitals Health System Inc., Series 2007A, Trust 2812, 14.799%, 1/15/46 – AMBAC Insured (IF)	1/17 at 100.00	A	3,965,400
3,685	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1, 5.000%, 2/15/48	2/23 at 100.00	A+	4,029,511
45,125	Total Ohio			39,849,217
	Oklahoma – 0.5% (0.4% of Total Investments)
1,000	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26	8/21 at 100.00	N/R	1,176,650
1,675	Oklahoma Development Finance Authority, Health System Revenue Bonds, Integris Baptist Medical Center, Series 2008B, 5.250%, 8/15/38	8/18 at 100.00	AA–	1,819,904
2,675	Total Oklahoma			2,996,554
	Pennsylvania – 3.7% (2.5% of Total Investments)
1,000	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Presbyterian Homes Inc., Refunding Series 2005A, 5.000%, 12/01/21 – RAAI Insured	12/15 at 100.00	BBB+	1,016,140
1,250	Erie Water Authority, Erie County, Pennsylvania, Water Revenue Bonds, Series 2008, 5.000%, 12/01/43 – AGM Insured	12/18 at 100.00	AA	1,331,263
3,250	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006-96A, 4.650%, 10/01/31 (Alternative Minimum Tax) (UB)	10/16 at 100.00	AA+	3,286,693
8,550	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/38	12/27 at 100.00	A–	9,165,686

Nuveen Investments	61

NQS	Nuveen Select Quality Municipal Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$5,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA	$5,857,500
19,050	Total Pennsylvania			20,657,282
	Puerto Rico – 0.5% (0.3% of Total Investments)
800	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Refunding Bonds, Series 2002D, 5.450%, 7/01/31 – AMBAC Insured	7/17 at 100.00	BB	761,248
23,890	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/54 – AMBAC Insured	No Opt. Call	BBB	1,836,185
24,690	Total Puerto Rico			2,597,433
	Rhode Island – 1.3% (0.9% of Total Investments)
1,427	Rhode Island Housing & Mortgage Finance Corporation, Homeownership Opportunity 57-B Bond Program, Series 2008, Trust 1177, 9.744%, 4/01/23 (Alternative Minimum Tax) (IF)	4/17 at 100.00	AA+	1,540,332
5,440	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.125%, 6/01/32	12/14 at 100.00	BBB+	5,467,363
6,867	Total Rhode Island			7,007,695
	South Carolina – 3.2% (2.2% of Total Investments)
2,500	Columbia, South Carolina, Waterworks and Sewer System Revenue Bonds, Series 2011A, 5.000%, 2/01/41	2/21 at 100.00	Aa1	2,824,250
21,565	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2, 0.000%, 1/01/30 – AMBAC Insured	No Opt. Call	A–	11,986,474
3,000	South Carolina Public Service Authority, Revenue Bonds, Santee Cooper Electric System, Series 2005C, 4.750%, 1/01/23 – NPFG Insured	7/15 at 100.00	AA–	3,086,370
27,065	Total South Carolina			17,897,094
	Tennessee – 1.0% (0.7% of Total Investments)
1,595	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	A+	1,803,801
3,125	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds, Mountain States Health Alliance, Refunding Series 2010A, 6.000%, 7/01/38	7/20 at 100.00	BBB+	3,564,594
4,720	Total Tennessee			5,368,395
	Texas – 21.9% (14.8% of Total Investments)
2,110	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 1999C, 7.700%, 3/01/32 (Alternative Minimum Tax) (6)	4/15 at 100.00	C	168,800
1,000	Capital Area Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, The Roman Catholic Diocese of Austin, Series 2005B. Remarketed, 6.125%, 4/01/45	4/20 at 100.00	Baa1	1,155,000
4,080	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2005, 5.000%, 1/01/35 (Pre-refunded 1/01/15) – FGIC Insured	1/15 at 100.00	AA– (4)	4,113,252
1,000	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.000%, 1/01/41	1/21 at 100.00	BBB	1,163,420
3,000	Conroe Independent School District, Montgomery County, Texas, General Obligation Bonds, Schoolhouse Series 2005C, 5.000%, 2/15/30 (Pre-refunded 2/15/15)	2/15 at 100.00	AAA	3,042,360
4,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012E, 5.000%, 11/01/42 (Alternative Minimum Tax)	No Opt. Call	A+	4,298,960
2,720	Edinburg Consolidated Independent School District, Hidalgo County, Texas, General Obligation Bonds, Refunding Series 2005, 5.000%, 2/15/30 (Pre-refunded 2/15/15)	2/15 at 100.00	AAA	2,758,488
2,000	Ennis Independent School District, Ellis County, Texas, General Obligation Bonds, Series 2006, 0.000%, 8/15/28	8/16 at 54.64	Aaa	1,041,040
9,120	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 4/01/53	10/23 at 100.00	AA+	9,901,310
3,070	Harris County Hospital District, Texas, Revenue Bonds, Series 2007A, 5.250%, 2/15/42 – NPFG Insured	2/17 at 100.00	AA+	3,323,582

62	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$7,570	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H, 0.000%, 11/15/31 – NPFG Insured	No Opt. Call	AA–	$3,233,526
3,500	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Refunding Series 2011A, 5.250%, 11/15/30	No Opt. Call	AA	4,151,665
5,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Series 2005, 5.000%, 11/15/35 (Pre-refunded 11/15/15) – AGM Insured	11/15 at 100.00	AA (4)	5,248,400
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B:
3,250	0.000%, 9/01/25 – AMBAC Insured	No Opt. Call	AA	2,211,203
4,130	0.000%, 9/01/26 – AMBAC Insured	No Opt. Call	AA	2,716,012
9,000	Matagorda County Navigation District 1, Texas, Collateralized Revenue Refunding Bonds, Houston Light and Power Company, Series 1997, 5.125%, 11/01/28 – AMBAC Insured (Alternative Minimum Tax)	No Opt. Call	A1	10,322,458
5,000	Midland Independent School District, Midland County, Texas, General Obligation Bonds, School Building Series 2007, 5.000%, 2/15/32	2/17 at 100.00	AAA	5,426,300
7,000	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Capital Appreciation Series 2008I, 0.000%, 1/01/43	1/25 at 100.00	A2	8,657,600
2,000	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A, 5.500%, 9/01/41 (UB) (5)	9/21 at 100.00	AA+	2,361,860
6,310	Pasadena Independent School District, Harris County, Texas, General Obligation Bonds, Series 2006, 5.000%, 2/15/26 (Pre-refunded 2/15/16)	2/16 at 100.00	Aaa	6,689,736
2,140	Pflugerville Independent School District, Travis County, Texas, General Obligation Bonds, Series 2005A, 5.000%, 2/15/30 (Pre-refunded 2/15/15)	2/15 at 100.00	AAA	2,170,345
4,375	Tarrant County Cultural & Educational Facilities Financing Corporation, Texas, Revenue Bonds, Texas Health Resources Tender Option Bond Trust 1197, 9.181%, 5/15/39 (IF) (5)	11/17 at 100.00	AA	5,026,000
2,890	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2010, 5.500%, 8/15/45	8/20 at 100.00	Aa3	3,270,353
5,910	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/23	No Opt. Call	A3	6,784,207
3,335	Texas State, General Obligation Bonds, Water Financial Assistance, Tender Option Bond Trust 3479, 13.597%, 2/01/17 (IF)	No Opt. Call	AAA	4,686,075
4,430	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2012A, 5.000%, 8/15/41	8/22 at 100.00	A–	4,783,691
	White Settlement Independent School District, Tarrant County, Texas, General Obligation Bonds, Series 2006:
1,440	0.000%, 8/15/36	8/15 at 33.75	AAA	473,400
1,440	0.000%, 8/15/41	8/15 at 25.73	AAA	359,726
1,125	0.000%, 8/15/45	8/15 at 20.76	AAA	226,620
	White Settlement Independent School District, Tarrant County, Texas, General Obligation Bonds, Series 2006:
5	0.000%, 8/15/36 (Pre-refunded 8/15/15)	8/15 at 33.75	N/R (4)	1,685
7,665	0.000%, 8/15/36 (Pre-refunded 8/15/15)	8/15 at 33.75	N/R (4)	2,582,952
5	0.000%, 8/15/41 (Pre-refunded 8/15/15)	8/15 at 25.73	N/R (4)	1,284
7,665	0.000%, 8/15/41 (Pre-refunded 8/15/15)	8/15 at 25.73	N/R (4)	1,969,215
5	0.000%, 8/15/45 (Pre-refunded 8/15/15)	8/15 at 20.76	N/R (4)	1,036
5,980	0.000%, 8/15/45 (Pre-refunded 8/15/15)	8/15 at 20.76	N/R (4)	1,239,475
3,000	Wichita Falls Independent School District, Wichita County, Texas, General Obligation Bonds, Series 2007, 5.000%, 2/01/23	2/17 at 100.00	AAA	3,291,960

Nuveen Investments	63

NQS	Nuveen Select Quality Municipal Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$940	Winter Garden Housing Finance Corporation, Texas, GNMA/FNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Bonds, Series 1994, 6.950%, 10/01/27 (Alternative Minimum Tax)	4/15 at 100.00	CC	$942,510
2,000	Wylie Independent School District, Collin County, Texas, General Obligation Bonds, Series 2005, 0.000%, 8/15/26 (Pre-refunded 8/15/15)	8/15 at 57.10	AAA	1,140,220
139,210	Total Texas			120,935,726
	Virginia – 3.7% (2.5% of Total Investments)
1,500	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Goodwin House, Inc., Series 2007A, 5.125%, 10/01/42	10/17 at 100.00	BBB	1,551,825
900	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health System Obligated Group, Series 2013, 5.000%, 11/01/30	No Opt. Call	A–	1,021,023
5,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Series 2009C, 0.000%, 10/01/41 – AGC Insured	10/26 at 100.00	AA	5,789,200
	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012A:
2,750	5.125%, 7/01/49	No Opt. Call	BBB–	2,963,070
4,750	5.000%, 7/01/52	No Opt. Call	BBB–	5,051,435
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
2,470	6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	2,813,355
1,260	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	1,372,291
18,630	Total Virginia			20,562,199
	Washington – 1.7% (1.1% of Total Investments)
3,750	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Series 2009, 5.500%, 6/01/39 (UB) (5)	6/19 at 100.00	AA	4,278,488
2,000	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2009A, 6.000%, 1/01/33	7/19 at 100.00	A	2,296,460
2,500	Washington State Health Care Facilities Authority, Revenue Bonds, Northwest Hospital and Medical Center of Seattle, Series 2007, 5.700%, 12/01/32	12/17 at 100.00	N/R	2,593,375
8,250	Total Washington			9,168,323
	West Virginia – 0.6% (0.4% of Total Investments)
3,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health System Obligated Group, Refunding and Improvement Series 2013A, 5.500%, 6/01/44	6/23 at 100.00	A	3,436,650
	Wisconsin – 1.1% (0.7% of Total Investments)
2,890	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Fort Healthcare Inc., Series 2004, 6.100%, 5/01/34	11/14 at 100.00	BBB	2,901,618
3,000	Wisconsin Public Power Incorporated System, Power Supply System Revenue Bonds, Series 2005A, 5.000%, 7/01/35 (Pre-refunded 7/01/15) – AMBAC Insured	7/15 at 100.00	AA+ (4)	3,095,580
5,890	Total Wisconsin			5,997,198
$923,102	Total Municipal Bonds (cost $745,565,639)			807,294,625

64	Nuveen Investments

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0% (0.0% of Total Investments)
	Transportation – 0.0% (0.0% of Total Investments)
$43	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	5.500%	7/15/19	N/R	$7,822
12	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	3.000%	7/15/55	N/R	1,567
$55	Total Corporate Bonds (cost $4,400)				9,389
	Total Long-Term Investments (cost $745,570,039)				807,304,014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 1.7% (1.2% of Total Investments)
	MUNICIPAL BONDS – 1.7% (1.2% of Total Investments)
	Illinois – 1.7% (1.2% of Total Investments)
$9,400	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1, 0.000%, 12/01/14 – FGIC Insured	No Opt. Call	AA–	$9,396,710
$9,400	Total Short-Term Investments (cost $9,395,750)			9,396,710
	Total Investments (cost $745,965,789) – 147.9%			816,700,724
	Floating Rate Obligations – (2.5)%			(13,830,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (48.5)% (9)			(267,500,000)
	Other Assets Less Liabilities – 3.1%			16,725,353
	Net Assets Applicable to Common Shares – 100%			$552,096,077

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(7)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)
During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund’s custodian is not accruing income on the Fund’s records for either senior interest corporate bond.

(9)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 32.8%.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

Nuveen Investments	65

NQU
Nuveen Quality Income Municipal Fund, Inc.
	Portfolio of Investments	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 149.3% (99.8% of Total Investments)
	MUNICIPAL BONDS – 149.3% (99.8% of Total Investments)
	Alaska – 2.6% (1.7% of Total Investments)
$6,110	Alaska Housing Finance Corporation, General Housing Purpose Bonds, Series 2005A, 5.000%, 12/01/27 (Pre-refunded 12/01/14) – FGIC Insured (UB)	12/14 at 100.00	AA+ (4)	$6,134,807
	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A:
3,975	5.000%, 6/01/32	12/14 at 100.00	B2	3,180,875
13,835	5.000%, 6/01/46	12/14 at 100.00	B2	10,416,510
23,920	Total Alaska			19,732,192
	Arizona – 2.2% (1.5% of Total Investments)
1,190	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2007A, 5.250%, 7/01/32	7/17 at 100.00	A	1,265,160
630	Mesa, Arizona, Utility System Revenue Refunding Bonds, Series 2002, 5.250%, 7/01/17 – FGIC Insured (ETM)	No Opt. Call	Aa2 (4)	708,359
370	Mesa, Arizona, Utility System Revenue Refunding Bonds, Series 2002, 5.250%, 7/01/17 – FGIC Insured	No Opt. Call	Aa2	415,706
2,500	Phoenix Civic Improvement Corporation, Arizona, Excise Tax Revenue Bonds, Civic Plaza Expansion Project, Subordinate Series 2005A, 5.000%, 7/01/35 – FGIC Insured	No Opt. Call	AA	2,560,075
7,780	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Airport Revenue Bonds, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	A+	8,323,200
2,350	Phoenix Civic Improvement Corporation, Arizona, Senior Lien Airport Revenue Bonds, Series 2008A, 5.000%, 7/01/33	7/18 at 100.00	AA–	2,603,753
1,000	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company, Series 2010A, 5.250%, 10/01/40	10/20 at 100.00	BBB+	1,089,580
15,820	Total Arizona			16,965,833
	Arkansas – 0.8% (0.5% of Total Investments)
	Arkansas Development Finance Authority, Tobacco Settlement Revenue Bonds, Arkansas Cancer Research Center Project, Series 2006:
2,500	0.000%, 7/01/36 – AMBAC Insured	No Opt. Call	Aa2	1,053,175
20,125	0.000%, 7/01/46 – AMBAC Insured	No Opt. Call	Aa2	5,094,040
22,625	Total Arkansas			6,147,215
	California – 21.5% (14.4% of Total Investments)
12,500	Anaheim Public Financing Authority, California, Subordinate Lease Revenue Bonds, Public Improvement Project, Series 1997C, 0.000%, 9/01/35 – AGM Insured	No Opt. Call	AA	4,643,625
5,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2013S-4, 5.000%, 4/01/38	4/23 at 100.00	A+	5,637,700
3,275	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A, 5.450%, 6/01/28	12/18 at 100.00	B2	3,052,071
890	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013A, 5.000%, 7/01/37	7/23 at 100.00	AA–	1,010,737
2,335	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series 2010A, 5.750%, 7/01/40	7/20 at 100.00	Baa2	2,593,928
2,000	California State, General Obligation Bonds, Refunding Series 2007, 4.500%, 8/01/28 – AMBAC Insured	2/17 at 100.00	Aa3	2,134,740
25,000	California State, General Obligation Bonds, Series 2005, 4.750%, 3/01/35 – NPFG Insured	3/16 at 100.00	AA–	26,042,750
16,000	California State, General Obligation Bonds, Various Purpose Series 2007, 5.000%, 6/01/37	6/17 at 100.00	Aa3	17,242,240
	California State, General Obligation Bonds, Various Purpose Series 2010:
3,500	5.250%, 3/01/30	3/20 at 100.00	Aa3	4,081,280
10,000	5.500%, 11/01/35	11/20 at 100.00	Aa3	11,867,000

66	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$1,360	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.250%, 7/01/30	7/15 at 100.00	B–	$1,354,152
3,600	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	4,083,840
2,710	Chula Vista Elementary School District, San Diego County, California, Certificates of Participation, Series 2004, 5.000%, 9/01/29 – NPFG Insured (Pre-refunded 3/01/15)	3/15 at 100.00	AA– (4)	2,722,764
3,400	Coachella Valley Unified School District, Riverside County, California, General Obligation Bonds, Election 2005 Series 2010C, 0.000%, 8/01/33 – AGM Insured	No Opt. Call	AA	1,542,512
8,500	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35 – NPFG Insured	1/15 at 100.00	AA–	8,523,970
910	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 2013A, 0.000%, 1/15/42	1/31 at 100.00	BBB–	582,764
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
7,780	4.500%, 6/01/27	6/17 at 100.00	B	7,308,765
13,090	5.000%, 6/01/33	6/17 at 100.00	B	10,754,744
1,500	5.125%, 6/01/47	6/17 at 100.00	B	1,121,280
2,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2005A-2, 5.000%, 7/01/22 (Pre-refunded 7/01/15) – AGM Insured	7/15 at 100.00	AA (4)	2,064,680
5,000	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2007A, 4.500%, 1/01/28 – NPFG Insured	7/17 at 100.00	Aa2	5,407,000
1,855	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43	8/35 at 100.00	AA	1,204,433
3,300	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009B, 6.500%, 11/01/39	No Opt. Call	A	4,493,115
3,290	Murrieta Valley Unified School District Public Financing Authority, California, Special Tax Revenue Bonds, Series 2006A, 5.125%, 9/01/26 – AGM Insured	9/16 at 100.00	AA	3,538,625
5,000	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/30	11/20 at 100.00	Ba1	5,290,950
3,700	Palomar Pomerado Health, California, General Obligation Bonds, Election of 2004, Series 2007A, 0.000%, 8/01/25 – NPFG Insured	No Opt. Call	AA–	2,587,891
9,145	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Series 1999, 0.000%, 8/01/30 – AMBAC Insured	No Opt. Call	A	4,406,427
2,500	Redding, California, Electric System Revenue Certificates of Participation, Series 2005, 5.000%, 6/01/30 – FGIC Insured	6/15 at 100.00	AA–	2,525,800
1,830	San Diego Public Facilities Financing Authority, California, Water Utility Revenue Bonds, Tender Option Bond Trust 3504, 19.910%, 2/01/33 (IF)	8/19 at 100.00	Aa2	3,070,502
7,210	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Series 1997A, 0.000%, 1/15/23 – NPFG Insured	No Opt. Call	AA–	5,483,421
4,175	San Mateo County Community College District, California, General Obligation Bonds, Series 2006C, 0.000%, 9/01/30 – NPFG Insured	No Opt. Call	AAA	2,384,176
4,495	Stockton-East Water District, California, Certificates of Participation, Refunding Series 2002B, 0.000%, 4/01/28 – FGIC Insured	4/15 at 45.67	AA–	2,002,882
	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1:
1,280	4.750%, 6/01/23	6/15 at 100.00	B+	1,257,050
1,500	5.500%, 6/01/45	6/15 at 100.00	B–	1,177,635
1,805	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2006A, 4.750%, 6/01/25	12/14 at 100.00	BBB	1,789,242
181,435	Total California			164,984,691

Nuveen Investments	67

NQU	Nuveen Quality Income Municipal Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado – 9.8% (6.5% of Total Investments)
$3,350	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006A, 4.500%, 9/01/38	9/16 at 100.00	A+	$3,389,229
3,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2011A, 5.000%, 2/01/41	2/21 at 100.00	A+	3,245,250
4,890	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	A+	5,530,150
1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Poudre Valley Health System, Series 2005C, 5.250%, 3/01/40 – AGM Insured	9/18 at 102.00	AA	1,100,810
11,830	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA–	12,886,182
1,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2007, 5.250%, 5/15/42	5/17 at 100.00	A–	1,614,855
3,225	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 11/15/43	11/23 at 100.00	A	3,601,003
11,700	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Capital Appreciation Series 2010A, 0.000%, 9/01/41	No Opt. Call	BBB	3,392,415
6,525	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/26 – NPFG Insured	No Opt. Call	AA–	4,336,189
43,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/33 – NPFG Insured	No Opt. Call	AA–	19,332,800
	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A:
1,000	0.000%, 9/01/28 – NPFG Insured	No Opt. Call	AA–	603,840
7,000	0.000%, 9/01/34 – NPFG Insured	No Opt. Call	AA–	2,975,700
1,180	Regional Transportation District, Colorado, Certificates of Participation, Series 2010A, 5.375%, 6/01/31	6/20 at 100.00	Aa3	1,314,709
	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
6,500	6.500%, 1/15/30	7/20 at 100.00	Baa3	7,573,280
3,750	6.000%, 1/15/41	7/20 at 100.00	Baa3	4,210,238
109,450	Total Colorado			75,106,650
	Florida – 2.3% (1.5% of Total Investments)
1,270	Alachua County Health Facilities Authority, Florida, Revenue Bonds, Shands Teaching Hospital and Clinics Inc., Series 1996A, 6.250%, 12/01/16 – NPFG Insured	No Opt. Call	AA–	1,328,699
3,715	Lee County, Florida, Transportation Facilities Revenue Bonds, Sanibel Bridges & Causeway Project, Series 2005B, 5.000%, 10/01/30 (Pre-refunded 10/01/15) – CIFG Insured	10/15 at 100.00	AA (4)	3,878,757
2,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010A-1, 5.375%, 10/01/41	10/20 at 100.00	A	2,855,725
2,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B, 5.000%, 10/01/30	10/20 at 100.00	A	2,800,075
4,625	Miami-Dade County, Florida, General Obligation Bonds, Parks Program, Series 2005, 4.300%, 11/01/30 – NPFG Insured	11/15 at 100.00	AA	4,740,995
2,000	Port Saint Lucie. Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/33 – NPFG Insured	7/17 at 100.00	AA–	2,161,520
16,610	Total Florida			17,765,771
	Georgia – 3.0% (2.0% of Total Investments)
4,000	Cobb County Kennestone Hospital Authority, Georgia, Revenue Anticipation Certificates, Refunding Series 2012, 5.000%, 4/01/28	4/23 at 100.00	AA–	4,611,960
1,250	DeKalb County Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds, DeKalb Medical Center, Inc. Project, Series 2010, 6.000%, 9/01/30	9/20 at 100.00	BBB	1,397,450
2,400	Franklin County Industrial Building Authority, Georgia, Revenue Bonds, Ty Cobb Regional Medical Center Project, Series 2010, 7.625%, 12/01/30 (5), (6)	12/20 at 100.00	N/R	1,154,445
68	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia (continued)
	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010B:
$5,000	5.250%, 2/15/37	2/20 at 100.00	AA–	$5,563,000
4,050	5.125%, 2/15/40	2/20 at 100.00	AA–	4,439,813
5,000	Medical Center Hospital Authority, Georgia, Revenue Anticipation Certificates, Columbus Regional Healthcare System, Inc. Project, Series 2008, 6.500%, 8/01/38 – AGC Insured	8/18 at 100.00	AA	5,683,550
21,700	Total Georgia			22,850,218
	Illinois – 16.4% (11.0% of Total Investments)
3,075	Board of Trustees of Southern Illinois University, Housing and Auxiliary Facilities System Revenue Bonds, Series 2006A, 5.000%, 4/01/36 – NPFG Insured	4/16 at 100.00	AA–	3,217,188
1,470	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues Series 2011A, 5.000%, 12/01/41	12/21 at 100.00	A+	1,473,851
5,000	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Revenues, Refunding Series 2004A, 5.000%, 12/01/15 – NPFG Insured	No Opt. Call	AA–	5,019,800
4,400	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1, 0.000%, 12/01/15 – FGIC Insured	No Opt. Call	AA–	4,364,184
1,100	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011, 5.250%, 12/01/40	12/21 at 100.00	AA	1,236,323
1,615	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien Series 2003C-2, 5.250%, 1/01/30 – AGM Insured (Alternative Minimum Tax)	1/15 at 100.00	AA	1,617,471
	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999:
32,670	0.000%, 1/01/32 – FGIC Insured	No Opt. Call	AA–	14,018,044
12,360	0.000%, 1/01/37 – FGIC Insured	No Opt. Call	AA–	4,118,228
7,750	Chicago, Illinois, General Obligation Bonds, Series 2004A, 5.000%, 1/01/34 – AGM Insured	1/15 at 100.00	AA	7,762,478
3,500	Cook County Township High School District 225 Northfield, Illinois, General Obligation Bonds, Series 2007B, 0.000%, 12/01/23	12/16 at 72.44	AAA	2,463,895
1,050	Illinois Finance Authority, General Obligation Debt Certificates, Local Government Program – Kankakee County, Series 2005B, 5.000%, 12/01/20 (Pre-refunded 12/01/14) – AMBAC Insured	12/14 at 100.00	Ba1 (4)	1,054,200
15,000	Illinois Finance Authority, Illinois, Northwestern University, Revenue Bonds, Series 2006, 5.000%, 12/01/42	12/15 at 100.00	AAA	15,611,700
2,000	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Series 2008A, 5.250%, 8/15/47 – AGC Insured (UB)	8/18 at 100.00	AA	2,145,920
1,340	Illinois Finance Authority, Revenue Bonds, Edward Health Services Corporation, Series 2008A, 5.500%, 2/01/40 – AMBAC Insured	2/18 at 100.00	A	1,442,724
2,500	Illinois Finance Authority, Revenue Bonds, Elmhurst Memorial Healthcare, Series 2008A, 5.625%, 1/01/37	1/18 at 100.00	Baa2	2,712,100
1,725	Illinois Finance Authority, Revenue Bonds, Ingalls Health System, Series 2013, 4.250%, 5/15/43	5/22 at 100.00	Baa1	1,669,524
4,300	Illinois Finance Authority, Revenue Bonds, Memorial Health System, Series 2009, 5.500%, 4/01/34	4/19 at 100.00	A+	4,780,009
1,630	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial HealthCare, Series 2013, 5.000%, 8/15/37	8/22 at 100.00	AA+	1,805,307
2,500	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	3,139,575
5,000	Illinois Finance Authority, Revenue Bonds, Resurrection Health Care System, Series 1999B, 5.000%, 5/15/24 – AGM Insured	5/18 at 100.00	AA	5,450,500
5,725	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 7.000%, 8/15/44	8/19 at 100.00	BBB+	6,633,844
4,500	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2011C, 5.500%, 8/15/41 (UB) (7)	2/21 at 100.00	AA–	5,089,230
4,085	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., Refunding Series 2007A, 5.250%, 5/01/34	5/17 at 100.00	BBB+	4,226,055
5,000	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013A, 5.000%, 1/01/35	1/23 at 100.00	AA–	5,644,000

Nuveen Investments	69

NQU	Nuveen Quality Income Municipal Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$2,335	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 2010B-2, 5.000%, 6/15/50	6/20 at 100.00	AAA	$2,456,817
8,750	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 1994B, 0.000%, 6/15/28 – NPFG Insured	No Opt. Call	AAA	5,027,750
824	Montgomery, Illinois, Lakewood Creek Project Special Assessment Bonds, Series 2007, 4.700%, 3/01/30 – RAAI Insured	3/16 at 100.00	N/R	826,983
	Will County Community Unit School District 201U, Crete-Monee, Illinois, General Obligation Bonds, Capital Appreciation Series 2004:
4,005	0.000%, 11/01/15 – FGIC Insured	No Opt. Call	AA–	3,978,567
3,330	0.000%, 11/01/22 – NPFG Insured	No Opt. Call	AA–	2,694,037
6,390	Will County School District 122, New Lenox, Illinois, General Obligation Bonds, Capital Appreciation School Series 2004D, 0.000%, 11/01/24 – AGM Insured	No Opt. Call	Aa3	4,677,863
154,929	Total Illinois			126,358,167
	Indiana – 3.7% (2.5% of Total Investments)
2,640	Crown Point Multi-School Building Corporation, Indiana, First Mortgage Bonds, Crown Point Community School Corporation, Series 2000, 0.000%, 1/15/24 – NPFG Insured	No Opt. Call	AA–	2,052,732
4,100	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A, 5.000%, 7/01/48 (Alternative Minimum Tax)	7/23 at 100.00	BBB	4,323,778
2,400	Indiana Finance Authority, Tax-Exempt Private Activity Revenue Bonds, I-69 Section 5 Project, Series 2014, 5.000%, 9/01/46 (Alternative Minimum Tax)	9/24 at 100.00	BBB	2,568,216
2,750	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	AA–	3,046,780
2,250	Indiana Health and Educational Facilities Financing Authority, Revenue Bonds, Sisters of Saint Francis Health Services Inc, Series 2006E, 5.250%, 5/15/41 – AGM Insured	5/18 at 100.00	Aa3	2,431,395
2,400	Indiana Health Facility Financing Authority, Revenue Bonds, Community Hospitals of Indiana, Series 2005A, 5.000%, 5/01/35 (Pre-refunded 5/01/15) – AMBAC Insured	5/15 at 100.00	N/R (4)	2,458,296
2,500	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	AA–	2,667,250
2,000	Indiana Municipal Power Agency, Power Supply System Revenue Refunding Bonds, Series 2006A, 5.000%, 1/01/32 – AMBAC Insured	1/16 at 100.00	AA+	2,081,440
10,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E, 0.000%, 2/01/26 – AMBAC Insured	No Opt. Call	AA	7,110,500
31,040	Total Indiana			28,740,387
	Iowa – 2.8% (1.9% of Total Investments)
11,570	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.000%, 12/01/19	No Opt. Call	BB–	12,387,536
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
4,000	5.375%, 6/01/38	6/15 at 100.00	B+	3,337,120
7,000	5.625%, 6/01/46	6/15 at 100.00	B+	5,927,600
22,570	Total Iowa			21,652,256
	Kansas – 0.2% (0.1% of Total Investments)
1,990	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	A–	1,399,885
	Kentucky – 1.0% (0.7% of Total Investments)
6,015	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010B, 6.375%, 3/01/40	6/20 at 100.00	BBB+	6,960,859
1,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 6.000%, 12/01/33 – AGC Insured	6/18 at 100.00	AA	1,085,760
7,015	Total Kentucky			8,046,619

70	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana – 2.8% (1.9% of Total Investments)
$10,000	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 1998A, 5.750%, 7/01/25 – AGM Insured (UB)	No Opt. Call	AA	$11,764,700
9,000	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47	5/17 at 100.00	Baa1	9,476,010
19,000	Total Louisiana			21,240,710
	Maine – 0.2% (0.1% of Total Investments)
1,050	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011, 6.750%, 7/01/41	7/21 at 100.00	BBB–	1,178,268
	Maryland – 0.8% (0.5% of Total Investments)
2,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist Healthcare, Series 2011A, 6.000%, 1/01/26	1/22 at 100.00	Baa2	2,915,400
3,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Series 2013A, 5.000%, 7/01/43	7/22 at 100.00	A2	3,288,540
5,500	Total Maryland			6,203,940
	Massachusetts – 3.4% (2.3% of Total Investments)
3,125	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Senior Lien Series 2010B, 5.000%, 1/01/37	1/20 at 100.00	A+	3,430,594
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 2008E-1 &2, 5.125%, 7/01/38	7/18 at 100.00	A–	528,415
7,405	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts Institute of Technology, Series 2002K, 5.500%, 7/01/32 (UB)	No Opt. Call	AAA	10,207,570
2,300	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	2,543,340
4,560	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior Series 2013A, 5.000%, 5/15/43	5/23 at 100.00	AA+	5,156,266
160	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/30	8/15 at 100.00	AA+	165,379
	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A:
515	5.000%, 8/15/30 (Pre-refunded 8/15/15) – AGM Insured	8/15 at 100.00	AA (4)	534,761
3,325	5.000%, 8/15/30 (Pre-refunded 8/15/15)	8/15 at 100.00	AA (4)	3,452,580
425	Massachusetts Water Pollution Abatement Trust, Revenue Bonds, MWRA Loan Program, Subordinate Series 1999A, 5.750%, 8/01/29	2/15 at 100.00	AAA	426,832
22,315	Total Massachusetts			26,445,737
	Michigan – 6.3% (4.2% of Total Investments)
3,785	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 5.000%, 7/01/35 – NPFG Insured	7/15 at 100.00	AA–	3,785,606
2,000	Detroit, Michigan, Sewage Disposal System Revenue Bonds, Second Lien Series 2006A, 5.500%, 7/01/36 – BHAC Insured	7/18 at 100.00	AA+	2,171,940
1,500	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2001E, 5.750%, 7/01/31 – BHAC Insured	7/18 at 100.00	AA+	1,680,645
3,920	Detroit, Michigan, Water Supply System Senior Lien Revenue Refunding Bonds, Series 2003D, 5.000%, 7/01/28 – NPFG Insured	7/16 at 100.00	AA–	3,984,602
2,000	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Refunding Bonds, Bronson Methodist Hospital, Series 2010, 5.250%, 5/15/36 – AGM Insured	5/20 at 100.00	A2	2,186,400
2,500	Michigan Finance Authority, Unemployment Obligation Assessment Revenue Bonds, Series 2012B, 5.000%, 7/01/22	7/16 at 100.00	AAA	2,687,100
	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2005II:
7,975	5.000%, 10/15/25 – AMBAC Insured	10/15 at 100.00	Aa3	8,322,152
10,470	5.000%, 10/15/26 – AMBAC Insured	10/15 at 100.00	Aa3	10,878,435
5,500	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009, 5.625%, 11/15/29	11/19 at 100.00	A–	6,203,340

Nuveen Investments	71

NQU	Nuveen Quality Income Municipal Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$3,050	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	BB–	$2,895,701
1,150	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39 (Pre-refunded 9/01/18)	9/18 at 100.00	Aaa	1,471,655
1,950	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2005, 5.000%, 12/01/34 – NPFG Insured (Alternative Minimum Tax)	12/15 at 100.00	AA–	2,011,737
45,800	Total Michigan			48,279,313
	Minnesota – 1.2% (0.8% of Total Investments)
3,655	Dakota and Washington Counties Housing and Redevelopment Authority, Minnesota, GNMA Mortgage-Backed Securities Program Single Family Residential Mortgage Revenue Bonds, Series 1988, 8.450%, 9/01/19 (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa	4,740,608
4,250	Maple Grove, Minnesota, Health Care Facilities Revenue Bonds, Maple Grove Hospital Corporation, Series 2007, 5.250%, 5/01/37	5/17 at 100.00	Baa1	4,412,095
7,905	Total Minnesota			9,152,703
	Mississippi – 0.2% (0.2% of Total Investments)
1,875	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1, 5.000%, 9/01/24	3/15 at 100.00	A	1,882,238
	Missouri – 3.9% (2.6% of Total Investments)
890	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/28	10/18 at 100.00	AA+	1,009,527
15,000	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series 2004B-1, 0.000%, 4/15/28 – AMBAC Insured	No Opt. Call	AA–	9,195,450
8,315	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A, 5.000%, 11/15/48	11/23 at 100.00	A2	9,092,120
2,370	Saint Louis, Missouri, Parking Revenue Bonds, Series 2006A, 4.500%, 12/15/24 – NPFG Insured	12/16 at 100.00	AA–	2,534,004
15,350	Springfield Public Building Corporation, Missouri, Lease Revenue Bonds, Jordan Valley Park Projects, Series 2000A, 0.000%, 6/01/30 – AMBAC Insured	No Opt. Call	N/R	7,898,036
41,925	Total Missouri			29,729,137
	Nevada – 3.6% (2.4% of Total Investments)
4,500	Clark County, Nevada, Motor Vehicle Fuel Tax Highway Revenue Bonds, Improvement & Refunding Series 2010B, 5.000%, 7/01/28	7/19 at 100.00	AA–	5,106,105
14,515	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/42	1/20 at 100.00	A+	16,320,231
2,280	North Las Vegas, Nevada, General Obligation Bonds, Wastewater Reclamation System Series 2006, 5.000%, 10/01/25 – NPFG Insured	10/16 at 100.00	AA–	2,317,164
2,500	Reno, Nevada, Health Facilities Revenue Bonds, Catholic Healthcare West, Series 2007A, Trust 2634, 18.804%, 7/01/31 – BHAC Insured (IF) (7)	7/17 at 100.00	AA+	3,147,500
1,000	Washoe County, Nevada, Highway Revenue, Motor Vehicle Fuel Tax Bonds, Series 2013, 5.000%, 2/01/38	2/19 at 100.00	A+	1,109,400
24,795	Total Nevada			28,000,400
	New Hampshire – 0.7% (0.5% of Total Investments)
5,000	New Hampshire Business Finance Authority, Revenue Bonds, Elliot Hospital Obligated Group Issue, Series 2009A, 6.125%, 10/01/39	10/19 at 100.00	Baa1	5,650,600
	New Jersey – 3.2% (2.1% of Total Investments)
1,965	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013, 5.000%, 1/01/31 – AGM Insured (Alternative Minimum Tax)	1/24 at 100.00	AA	2,186,180
3,200	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Series 2009Z, 5.000%, 12/15/14 (ETM)	No Opt. Call	AAA	3,219,168
600	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011, 6.000%, 7/01/26	7/21 at 100.00	BB+	665,136

72	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$1,500	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BB+	$1,554,165
10,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2006B, 0.000%, 7/01/36	1/17 at 37.38	A–	3,388,200
20,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C, 0.000%, 12/15/33 – AGM Insured	No Opt. Call	AA	8,572,000
1,135	Rutgers State University, New Jersey, Revenue Bonds, Refunding Series 2013L, 5.000%, 5/01/43	5/23 at 100.00	AA–	1,281,937
5,000	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.750%, 6/01/34	6/17 at 100.00	B2	3,742,850
43,400	Total New Jersey			24,609,636
	New Mexico – 0.9% (0.6% of Total Investments)
7,000	State of New Mexico, State Severance Tax Revenue Bonds, Series 2011A2, 5.000%, 7/01/15	No Opt. Call	Aa1	7,228,270
	New York – 8.3% (5.5% of Total Investments)
2,250	Dormitory Authority of the State of New York, Insured Revenue Bonds, Mount Sinai School of Medicine, Series 1994A, 5.150%, 7/01/24 – NPFG Insured	No Opt. Call	AA–	2,613,240
5,005	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Vassar College, Series 2007, 5.000%, 7/01/46	7/17 at 100.00	Aa2	5,466,711
2,400	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.250%, 2/15/47	2/21 at 100.00	A	2,669,784
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A:
2,000	5.000%, 2/15/47 – FGIC Insured	2/17 at 100.00	A	2,139,060
2,180	4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	AA–	2,280,890
1,880	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2004A, 5.000%, 9/01/34 (Pre-refunded 12/22/14) – BHAC Insured	12/14 at 100.00	AA+ (4)	1,886,862
13,600	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2006B, 4.500%, 11/15/32 – AGM Insured (UB)	11/16 at 100.00	AA	14,031,664
470	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.500%, 8/01/16 (Alternative Minimum Tax)	No Opt. Call	N/R	494,083
	New York City, New York, General Obligation Bonds, Fiscal Series 2002G:
20	5.000%, 8/01/17	2/15 at 100.00	AA	20,080
80	5.750%, 8/01/18	2/15 at 100.00	AA	80,370
780	New York State Thruway Authority, General Revenue Bonds, Series 2005F, 5.000%, 1/01/17 – AMBAC Insured	1/15 at 100.00	A	786,170
220	New York State Thruway Authority, General Revenue Bonds, Series 2005F, 5.000%, 1/01/17 (Pre-refunded 1/01/15) – AMBAC Insured	1/15 at 100.00	A2 (4)	221,793
6,555	New York State Thruway Authority, General Revenue Bonds, Series 2005G, 5.000%, 1/01/32 – AGM Insured	7/15 at 100.00	AA	6,751,519
7,000	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2011B, 5.000%, 6/01/18	No Opt. Call	AA	8,004,360
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010:
8,550	5.500%, 12/01/31	12/20 at 100.00	BBB	9,848,318
3,155	6.000%, 12/01/36	12/20 at 100.00	BBB	3,685,292
2,470	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 6.250%, 12/01/15 – NPFG Insured (Alternative Minimum Tax)	No Opt. Call	AA–	2,560,847
58,615	Total New York			63,541,043
	North Carolina – 3.2% (2.1% of Total Investments)
3,000	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Series 2008A, 5.000%, 1/15/47	1/18 at 100.00	AA–	3,168,300
9,790	North Carolina Capital Facilities Financing Agency, Revenue Bonds, Duke University, Series 2005A, 5.000%, 10/01/41	10/15 at 100.00	AA+	10,120,021

Nuveen Investments	73

NQU	Nuveen Quality Income Municipal Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	North Carolina (continued)
$5,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Refunding Bonds, WakeMed, Series 2012A, 5.000%, 10/01/27	10/22 at 100.00	AA–	$5,703,700
4,000	North Carolina Medical Care Commission, Health System Revenue Bonds, Mission St. Joseph’s Health System, Series 2007, 4.500%, 10/01/31 (UB)	10/17 at 100.00	AA–	4,113,800
1,255	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Duke University Health System, Series 2009A, 5.000%, 6/01/39	6/19 at 100.00	AA	1,414,598
23,045	Total North Carolina			24,520,419
	North Dakota – 1.4% (0.9% of Total Investments)
	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2012:
7,000	5.000%, 12/01/29	12/21 at 100.00	A–	7,571,340
3,000	5.000%, 12/01/32	12/21 at 100.00	A–	3,244,860
10,000	Total North Dakota			10,816,200
	Ohio – 6.7% (4.5% of Total Investments)
10,000	American Municipal Power Ohio Inc., General Revenue Bonds, Prairie State Energy Campus Project Series 2008A, 5.250%, 2/15/43	2/18 at 100.00	A1	11,020,900
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
1,055	5.125%, 6/01/24	6/17 at 100.00	B–	883,584
2,925	5.875%, 6/01/30	6/17 at 100.00	B–	2,405,988
5,040	5.750%, 6/01/34	6/17 at 100.00	B–	3,989,815
2,715	6.000%, 6/01/42	6/17 at 100.00	B	2,151,447
5,950	5.875%, 6/01/47	6/17 at 100.00	B	4,729,715
10,000	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37	6/22 at 100.00	B–	8,440,100
10,000	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Series 2006, 4.250%, 12/01/32 – AGM Insured	12/16 at 100.00	AA+	10,456,100
2,885	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA	3,449,681
3,685	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1, 5.000%, 2/15/48	2/23 at 100.00	A+	4,029,511
54,255	Total Ohio			51,556,841
	Oklahoma – 2.1% (1.4% of Total Investments)
1,400	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26	8/21 at 100.00	N/R	1,647,310
3,500	Grand River Dam Authority, Oklahoma, Revenue Bonds, Series 2010A, 5.250%, 6/01/40	6/20 at 100.00	A+	4,077,710
1,675	Oklahoma Development Finance Authority, Health System Revenue Bonds, Integris Baptist Medical Center, Series 2008B, 5.250%, 8/15/38	8/18 at 100.00	AA–	1,819,904
6,040	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007, 5.000%, 2/15/42	2/17 at 100.00	AA	6,371,596
2,000	Oklahoma Municipal Power Authority, Power Supply System Revenue Bonds, Series 2007, 4.500%, 1/01/47 – FGIC Insured	1/17 at 100.00	AA–	2,029,700
14,615	Total Oklahoma			15,946,220
	Pennsylvania – 3.8% (2.5% of Total Investments)
2,000	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center, Series 2009A, 5.625%, 8/15/39	8/19 at 100.00	Aa3	2,294,458
65	Allentown, Pennsylvania, General Obligation Bonds, Series 2003, 5.500%, 10/01/19 – FGIC Insured	4/15 at 100.00	A3	65,274
7,970	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.250%, 8/01/33	8/20 at 100.00	AA	9,024,909
1,500	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006-96A, 4.650%, 10/01/31 (Alternative Minimum Tax) (UB)	10/16 at 100.00	AA+	1,516,935

74	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$2,600	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2004A, 5.500%, 12/01/31 – AMBAC Insured	12/14 at 100.00	A+	$2,633,072
5,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA	5,857,500
7,845	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fourth Series 1998, 5.000%, 8/01/32 – AGM Insured	2/15 at 100.00	AA	7,868,927
26,980	Total Pennsylvania			29,261,075
	Puerto Rico – 1.7% (1.2% of Total Investments)
590	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2004J, 5.000%, 7/01/29 – NPFG Insured	1/15 at 100.00	AA–	587,534
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
50,000	0.000%, 8/01/47 – AMBAC Insured	No Opt. Call	BBB	6,000,000
86,250	0.000%, 8/01/54 – AMBAC Insured	No Opt. Call	BBB	6,629,175
136,840	Total Puerto Rico			13,216,709
	Rhode Island – 0.8% (0.6% of Total Investments)
1,455	Rhode Island Convention Center Authority, Lease Revenue Bonds, Series 2005A, 5.000%, 5/15/23 – AGM Insured	5/15 at 100.00	AA	1,491,302
	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A:
2,765	6.125%, 6/01/32	12/14 at 100.00	BBB+	2,778,908
2,165	6.250%, 6/01/42	12/14 at 100.00	BBB–	2,164,827
6,385	Total Rhode Island			6,435,037
	South Carolina – 2.2% (1.5% of Total Investments)
2,850	Columbia, South Carolina, Waterworks and Sewer System Revenue Bonds, Series 2011A, 5.000%, 2/01/41	2/21 at 100.00	Aa1	3,219,645
7,600	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2, 0.000%, 1/01/31 – AMBAC Insured	No Opt. Call	A–	4,019,032
5,000	South Carolina Public Service Authority, Revenue Bonds, Santee Cooper Electric System, Series 2005B, 5.000%, 1/01/22 – NPFG Insured	No Opt. Call	AA–	5,267,100
3,800	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Series 2010A, 5.250%, 10/01/40	10/19 at 100.00	A1	4,312,582
19,250	Total South Carolina			16,818,359
	Texas – 14.9% (9.9% of Total Investments)
5,515	Austin, Texas, Water and Wastewater System Revenue Bonds, Series 2005, 5.000%, 5/15/29 – NPFG Insured	11/15 at 100.00	AA	5,766,980
5,560	Beaumont Independent School District, Jefferson County, Texas, General Obligation Bonds, Series 2008, 5.000%, 2/15/38	2/17 at 100.00	AAA	5,995,960
6,000	Board of Regents of the University of Texas, Permanent University Fund Bonds, Refunding Series 2005B, 5.000%, 7/01/35	7/15 at 100.00	AAA	6,179,040
5,500	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2005, 5.000%, 1/01/45 (Pre-refunded 1/01/15) – FGIC Insured	1/15 at 100.00	AA– (4)	5,544,825
1,500	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 5.750%, 1/01/31	1/21 at 100.00	BBB	1,736,985
4,000	Conroe Independent School District, Montgomery County, Texas, General Obligation Bonds, Schoolhouse Series 2005C, 5.000%, 2/15/30 (Pre-refunded 2/15/15)	2/15 at 100.00	AAA	4,056,480
20,000	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate Lien Series 2013B, 5.250%, 10/01/51	10/23 at 100.00	AA+	22,362,998
2,770	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Senior Lien Series 2001G, 5.250%, 11/15/30 – NPFG Insured	11/14 at 100.00	AA–	2,771,690
15,980	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3, 0.000%, 11/15/34 – NPFG Insured	11/24 at 55.69	AA–	5,084,357

Nuveen Investments	75

NQU	Nuveen Quality Income Municipal Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$3,500	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Refunding Junior Lien Series 2001B, 5.250%, 11/15/40 – NPFG Insured	11/14 at 100.00	AA–	$3,502,310
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B:
4,130	0.000%, 9/01/26 – AMBAC Insured	No Opt. Call	AA	2,716,012
4,865	0.000%, 9/01/27 – AGM Insured	No Opt. Call	AA	3,006,132
875	Lamar Consolidated Independent School District, Fort Bend County, Texas, General Obligation Bonds, Refunding Series 2005, 5.000%, 2/15/21 (Pre-refunded 2/15/15)	2/15 at 100.00	AAA	887,381
3,000	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A, 5.500%, 9/01/41 (UB) (7)	9/21 at 100.00	AA+	3,542,790
5,720	San Antonio, Texas, Electric and Gas System Revenue Bonds, Refunding Series 1992, 5.000%, 2/01/17 (ETM)	No Opt. Call	AA+ (4)	5,996,505
4,375	Tarrant County Cultural & Educational Facilities Financing Corporation, Texas, Revenue Bonds, Texas Health Resources Tender Option Bond Trust 1197, 9.181%, 5/15/39 (IF) (7)	11/17 at 100.00	AA	5,026,000
2,890	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2010, 5.500%, 8/15/45	8/20 at 100.00	Aa3	3,270,353
3,565	Texas A&M University, Permanent University Fund Bonds, Refunding Series 2006, 5.000%, 7/01/36	No Opt. Call	AAA	3,794,230
	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012:
3,635	5.000%, 12/15/22	No Opt. Call	A3	4,273,161
1,820	5.000%, 12/15/32	No Opt. Call	A3	1,977,958
3,000	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2012A, 5.000%, 8/15/41	8/22 at 100.00	A–	3,239,520
4,400	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 0.000%, 8/15/25 – AMBAC Insured	No Opt. Call	A–	3,069,748
	White Settlement Independent School District, Tarrant County, Texas, General Obligation Bonds, Series 2006:
1,440	0.000%, 8/15/38	8/15 at 30.30	AAA	425,016
1,440	0.000%, 8/15/39	8/15 at 28.63	AAA	400,666
1,050	0.000%, 8/15/42	8/15 at 24.42	AAA	248,934
1,120	0.000%, 8/15/43	8/15 at 23.11	AAA	251,328
	White Settlement Independent School District, Tarrant County, Texas, General Obligation Bonds, Series 2006:
5	0.000%, 8/15/38 (Pre-refunded 8/15/15)	8/15 at 30.30	N/R (4)	1,512
7,665	0.000%, 8/15/38 (Pre-refunded 8/15/15)	8/15 at 30.30	N/R (4)	2,318,663
5	0.000%, 8/15/39 (Pre-refunded 8/15/15)	8/15 at 28.63	N/R (4)	1,429
7,665	0.000%, 8/15/39 (Pre-refunded 8/15/15)	8/15 at 28.63	N/R (4)	2,191,117
5,560	0.000%, 8/15/42 (Pre-refunded 8/15/15)	8/15 at 24.42	N/R (4)	1,355,750
5	0.000%, 8/15/43 (Pre-refunded 8/15/15)	8/15 at 23.11	N/R (4)	1,154
5,985	0.000%, 8/15/43 (Pre-refunded 8/15/15)	8/15 at 23.11	N/R (4)	1,381,338
1,670	Wood County Central Hospital District, Texas, Revenue Bonds, East Texas Medical Center Quitman Project, Series 2011, 6.000%, 11/01/41	11/21 at 100.00	Baa2	1,878,683
146,210	Total Texas			114,257,005
	Utah – 0.3% (0.2% of Total Investments)
1,840	West Valley City Municipal Building Authority, Salt Lake County, Utah, Lease Revenue Bonds, Series 2006A., 4.500%, 8/01/24 – FGIC Insured	8/16 at 100.00	AA–	1,957,502
	Virginia – 4.6% (3.1% of Total Investments)
10,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Dulles Metrorail Capital Appreciation, Series 2010B, 0.000%, 10/01/44	10/28 at 100.00	BBB+	10,399,500
11,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Series 2009C, 0.000%, 10/01/41 – AGC Insured	10/26 at 100.00	AA	12,736,239
6,130	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012A, 5.125%, 7/01/49	No Opt. Call	BBB–	6,604,952

76	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Virginia (continued)
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
$820	6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	$933,988
4,310	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	4,694,107
32,260	Total Virginia			35,368,786
	Washington – 1.8% (1.2% of Total Investments)
3,750	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Series 2009, 5.500%, 6/01/39 (UB) (7)	6/19 at 100.00	AA	4,278,488
3,780	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A	4,149,306
5,000	Washington State Health Care Facilities Authority, Revenue Bonds, Providence Health Care Services, Series 2006A, 4.625%, 10/01/34 – FGIC Insured (UB) (7)	10/16 at 100.00	AA	5,116,350
12,530	Total Washington			13,544,144
	West Virginia – 0.3% (0.2% of Total Investments)
2,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health System Obligated Group, Refunding and Improvement Series 2013A, 5.500%, 6/01/44	6/23 at 100.00	A	2,291,100
	Wisconsin – 2.8% (1.9% of Total Investments)
2,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2013A, 5.125%, 4/15/31	4/23 at 100.00	A	2,816,525
3,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Fort Healthcare Inc., Series 2004, 5.750%, 5/01/29	1/15 at 100.00	BBB	3,010,770
3,670	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	A+	4,039,604
1,485	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B, 5.000%, 2/15/40	2/22 at 100.00	A–	1,593,524
1,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2012, 5.000%, 6/01/39	6/22 at 100.00	A2	1,644,495
3,000	Wisconsin Public Power Incorporated System, Power Supply System Revenue Bonds, Series 2005A, 5.000%, 7/01/35 (Pre-refunded 7/01/15) – AMBAC Insured	7/15 at 100.00	AA+ (4)	3,095,580
5,000	Wisconsin State, General Obligation Bonds, Series 2004E, 5.000%, 5/01/23 (Pre-refunded 5/01/15) – NPFG Insured	5/15 at 100.00	AA (4)	5,121,450
20,155	Total Wisconsin			21,321,948
	Wyoming – 0.9% (0.6% of Total Investments)
2,035	Campbell County, Wyoming Solid Waste Facilities Revenue Bonds, Basin Electric Power Cooperative – Dry Fork Station Facilities, Series 2009A, 5.750%, 7/15/39	7/19 at 100.00	A1	2,285,916
4,000	Wyoming Municipal Power Agency Power Supply System Revenue Bonds, 2008 Series A, 5.375%, 1/01/42	1/18 at 100.00	A2	4,425,760
6,035	Total Wyoming			6,711,676
$1,405,684	Total Municipal Bonds (cost $1,043,367,880)			1,146,914,900

Nuveen Investments	77

NQU	Nuveen Quality Income Municipal Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2014

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0% (0.0% of Total Investments)
	Transportation – 0.0% (0.0% of Total Investments)
$71	Las Vegas Monorail Company, Senior Interest Bonds (6), (8)	5.500%	7/15/19	N/R	$12,846
19	Las Vegas Monorail Company, Senior Interest Bonds (6), (8)	3.000%	7/15/55	N/R	2,573
$90	Total Corporate Bonds (cost $7,227)				15,419
	Total Long-Term Investments (cost $1,043,375,107)				1,146,930,319

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.3% (0.2% of Total Investments)
	MUNICIPAL BONDS – 0.3% (0.2% of Total Investments)
	California – 0.3% (0.2% of Total Investments)
$1,920	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014A, 6.000%, 7/10/15 (6)	No Opt. Call	N/R	$1,951,872
185	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014B, 6.000%, 7/10/15 (6)	No Opt. Call	N/R	188,071
285	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014C, 6.000%, 7/10/15 (6)	No Opt. Call	N/R	289,731
$2,390	Total Short-Term Investments (cost $2,390,000)			2,429,674
	Total Investments (cost $1,045,765,107) – 149.6%			1,149,359,993
	Floating Rate Obligations – (5.0)%			(38,240,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (50.2)% (9)			(385,400,000)
	Other Assets Less Liabilities – 5.6%			42,329,792
	Net Assets Applicable to Common Shares – 100%			$768,049,785

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(7)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(8)
During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund’s custodian is not accruing income on the Fund’s records for either senior interest corporate bond.

(9)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.5%.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

78	Nuveen Investments

NPF
Nuveen Premier Municipal Income Fund, Inc.
	Portfolio of Investments	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 149.5% (99.5% of Total Investments)
	MUNICIPAL BONDS – 149.5% (99.5% of Total Investments)
	Alabama – 1.2% (0.8% of Total Investments)
$2,010	Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006C-2, 5.000%, 11/15/39	11/16 at 100.00	AA+	$2,113,977
	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A:
1,200	5.250%, 11/15/20	11/15 at 100.00	Baa2	1,237,536
400	5.000%, 11/15/30	11/15 at 100.00	Baa2	403,212
3,610	Total Alabama			3,754,725
	Alaska – 0.2% (0.2% of Total Investments)
1,000	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/46	12/14 at 100.00	B2	752,910
	Arizona – 4.3% (2.9% of Total Investments)
2,335	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project, Refunding Senior Series 2012A, 5.000%, 7/01/36	7/22 at 100.00	A1	2,533,475
	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2005B:
100	5.250%, 12/01/24	12/15 at 100.00	A–	103,176
135	5.250%, 12/01/25	12/15 at 100.00	A–	139,154
7,000	Phoenix Civic Improvement Corporation, Arizona, Revenue Bonds, Civic Plaza Expansion Project, Series 2005B, 5.500%, 7/01/39 – FGIC Insured	No Opt. Call	AA	9,087,050
1,200	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	A–	1,360,152
10,770	Total Arizona			13,223,007
	Arkansas – 0.7% (0.5% of Total Investments)
2,155	Arkansas Development Finance Authority, State Facility Revenue Bonds, Department of Correction Special Needs Unit Project, Series 2005B, 5.000%, 11/01/25 (Pre-refunded 11/01/15) – AGM Insured	11/15 at 100.00	AA (4)	2,258,462
	California – 22.8% (15.2% of Total Investments)
3,000	Anaheim Public Financing Authority, California, Senior Lease Bonds, Public Improvement Project, Refunding Series 2007A-1, 4.375%, 3/01/37 – FGIC Insured	9/17 at 100.00	AA–	3,063,180
	Anaheim Public Financing Authority, California, Subordinate Lease Revenue Bonds, Public Improvement Project, Series 1997C:
2,945	0.000%, 9/01/27	No Opt. Call	AA	1,877,997
2,455	0.000%, 9/01/32 – AGM Insured	No Opt. Call	AA	1,090,977
1,000	Arcadia Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2006 Series 2007A, 0.000%, 8/01/33 – AGM Insured	2/17 at 44.77	AA	418,280
1,055	Brisbane School District, San Mateo County, California, General Obligation Bonds, Election 2003 Series 2005, 0.000%, 7/01/35 – AGM Insured	No Opt. Call	AA	433,953
1,700	Byron Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2007B, 0.000%, 8/01/32 – SYNCORA GTY Insured	No Opt. Call	Aa3	795,430
1,350	California Educational Facilities Authority, Revenue Bonds, University of Southern California, Series 2005, 4.750%, 10/01/28	10/15 at 100.00	Aa1	1,397,736
1,700	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2009B, 5.500%, 10/01/39	10/19 at 100.00	AA	1,974,669
4,900	California State, General Obligation Bonds, Various Purpose Series 2004, 5.000%, 6/01/23 (Pre-refunded 12/01/14) – AMBAC Insured	12/14 at 100.00	Aa3 (4)	4,919,992
500	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.000%, 7/01/39	7/15 at 100.00	B–	500,000

Nuveen Investments	79

NPF	Nuveen Premier Municipal Income Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$1,600	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31	8/16 at 100.00	A+	$1,688,512
1,025	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3175, 13.545%, 5/15/40 (IF)	5/18 at 100.00	AA–	1,446,142
1,000	Chula Vista, California, Industrial Development Revenue Bonds, San Diego Gas and Electric Company, Series 1996A, 5.300%, 7/01/21	6/16 at 100.00	A1	1,024,110
5,045	Culver City Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Capital Appreciation Series 2011A, 0.000%, 11/01/27	11/21 at 61.42	BBB–	2,273,529
4,000	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California, Water System Revenue Bonds, Series 2014C, 5.000%, 6/01/44	6/24 at 100.00	AAA	4,674,640
3,010	El Camino Community College District, California, General Obligation Bonds, Election of 2002 Series 2012C, 0.000%, 8/01/25	8/22 at 100.00	Aa1	2,184,718
25,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series 1995A, 0.000%, 1/01/17 (ETM)	No Opt. Call	Aaa	24,773,750
3,500	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.125%, 6/01/47	6/17 at 100.00	B	2,616,320
2,665	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2014B, 5.000%, 7/01/43	1/24 at 100.00	AA–	3,021,870
6,005	Los Angeles Unified School District, California, General Obligation Bonds, Series 2005E, 5.000%, 7/01/22 (Pre-refunded 7/01/15) – AMBAC Insured	7/15 at 100.00	Aa2 (4)	6,198,361
4,615	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 0.000%, 10/01/38	No Opt. Call	A–	1,437,388
	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006:
100	5.000%, 9/01/21	9/15 at 102.00	Baa1	103,655
110	5.000%, 9/01/23	9/15 at 102.00	Baa1	113,573
2,000	San Francisco, California, Community Facilities District 6, Mission Bay South Public Improvements, Special Tax Refunding Bonds, Series 2013C, 0.000%, 8/01/43	8/22 at 29.31	N/R	394,400
1,145	Southern Kern Unified School District, Kern County, California, General Obligation Bonds, Series 2006C, 0.000%, 11/01/30 – AGM Insured	No Opt. Call	AA	589,286
1,175	Southern Kern Unified School District, Kern County, California, General Obligation Bonds, Series 2010B, 0.000%, 11/01/35 – AGM Insured	No Opt. Call	AA	468,672
82,600	Total California			69,481,140
	Colorado – 8.2% (5.4% of Total Investments)
500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Liberty Common Charter School, Series 2014A, 5.000%, 1/15/44	1/24 at 100.00	A	538,760
1,000	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2005, 5.000%, 6/01/29	6/16 at 100.00	A3	1,024,120
400	Colorado Health Facilities Authority, Revenue Bonds, Poudre Valley Health Care, Series 2005F, 5.000%, 3/01/25	3/15 at 100.00	AA–	403,820
750	Colorado Health Facilities Authority, Revenue Bonds, Vail Valley Medical Center, Series 2004, 5.000%, 1/15/17	1/15 at 100.00	A	757,155
	Denver City and County, Colorado, Airport Revenue Bonds, Series 2006:
4,060	5.000%, 11/15/23 – FGIC Insured	11/16 at 100.00	AA–	4,418,214
6,800	5.000%, 11/15/24 – FGIC Insured	11/16 at 100.00	AA–	7,392,688
8,940	5.000%, 11/15/25 – FGIC Insured	11/16 at 100.00	AA–	9,709,734
660	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Refunding Bonds, Series 2011, 6.125%, 12/01/41 – AGM Insured	12/20 at 100.00	AA	749,714
23,110	Total Colorado			24,994,205
	Florida – 2.2% (1.4% of Total Investments)
105	Marion County Hospital District, Florida, Revenue Bonds, Munroe Regional Medical Center, Series 2007, 5.000%, 10/01/34 (Pre-refunded 10/01/17)	10/17 at 100.00	BBB+ (4)	118,288
1,500	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 2013, 3.950%, 12/15/21 (Alternative Minimum Tax)	6/20 at 100.00	Ba1	1,572,870

80	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$1,000	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/42	8/17 at 100.00	AA	$1,057,340
705	Southeast Overtown/Park West Community Redevelopment Agency, Florida, Tax Increment Revenue Bonds, Series 2014A-1, 5.000%, 3/01/30	3/24 at 100.00	BBB+	783,798
2,150	Sumter County, Florida, Capital Improvement Revenue Bonds, Series 2006, 5.000%, 6/01/30 – AMBAC Insured	6/16 at 100.00	A	2,266,057
700	Tampa, Florida, Cigarette Tax Allocation Bonds, H. Lee Moffitt Cancer Center Project, Refunding & Capital Improvement Series 2012A, 5.000%, 9/01/29	9/22 at 100.00	A+	788,473
6,160	Total Florida			6,586,826
	Georgia – 2.6% (1.8% of Total Investments)
	Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee County Regional Medical Center, Series 2004:
500	5.000%, 12/01/19	12/14 at 100.00	BB–	500,465
1,000	5.250%, 12/01/22	12/14 at 100.00	BB–	1,000,700
	East Point Building Authority, Georgia, Revenue Bonds, Water & Sewer Project Series 2006A:
2,360	5.000%, 2/01/30 – SYNCORA GTY Insured	2/16 at 100.00	N/R	2,391,954
1,480	5.000%, 2/01/34 – SYNCORA GTY Insured	2/16 at 100.00	N/R	1,498,766
1,000	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2006B, 5.000%, 3/15/20	No Opt. Call	A	1,124,380
1,425	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia Medical Center Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	Aa2	1,563,980
7,765	Total Georgia			8,080,245
	Idaho – 0.3% (0.2% of Total Investments)
310	Idaho Water Resource Board, Water Resource Loan Program Revenue, Ground Water Rights Mitigation Series 2012A, 5.000%, 9/01/32	9/22 at 100.00	Baa1	335,529
	Madison County, Idaho, Hospital Revenue Certificates of Participation, Madison Memorial Hospital, Series 2006:
500	5.250%, 9/01/26	9/16 at 100.00	BB+	507,595
200	5.250%, 9/01/37	9/16 at 100.00	BB+	201,130
1,010	Total Idaho			1,044,254
	Illinois – 17.7% (11.8% of Total Investments)
3,000	Bensenville, Illinois, General Obligation Bonds, Series 2011A, 5.000%, 12/15/30 – AGM Insured	12/21 at 100.00	AA	3,296,280
115	Chicago Public Building Commission, Illinois, General Obligation Lease Certificates, Chicago Board of Education, Series 1990B, 7.000%, 1/01/15 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	116,293
4,100	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011, 5.250%, 12/01/40	12/21 at 100.00	AA	4,608,113
8,670	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999, 0.000%, 1/01/24 – FGIC Insured	No Opt. Call	AA–	6,030,419
6,410	Chicago, Illinois, Second Lien Wastewater Transmission Revenue Bonds, Series 2001A, 5.500%, 1/01/30 – NPFG Insured	No Opt. Call	AA–	7,590,914
8,500	Chicago, Illinois, Water Revenue Bonds, Senior Lien Series 2001, 5.750%, 11/01/30 – AMBAC Insured (UB) (5)	No Opt. Call	A3	10,355,295
200	Illinois Finance Authority, Revenue Bonds, Proctor Hospital, Series 2006, 5.125%, 1/01/25	1/16 at 100.00	Aa3	209,554
1,830	Illinois Sports Facility Authority, State Tax Supported Bonds, Refunding Series 2014, 5.250%, 6/15/32 – AGM Insured	6/24 at 100.00	AA	2,064,917
	Lombard Public Facilities Corporation, Illinois, Second Tier Conference Center and Hotel Revenue Bonds, Series 2005B:
850	5.250%, 1/01/25	1/16 at 100.00	D	297,585
1,750	5.250%, 1/01/30	1/16 at 100.00	D	612,675
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 1996A:
10,575	0.000%, 12/15/23 – NPFG Insured	No Opt. Call	AA–	7,922,896
10,775	0.000%, 12/15/24 – NPFG Insured	No Opt. Call	AA–	7,631,502

Nuveen Investments	81

NPF	Nuveen Premier Municipal Income Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$2,395	Southwestern Illinois Development Authority, Local Government Revenue Bonds, Edwardsville Community Unit School District 7 Project, Series 2007, 0.000%, 12/01/22 – AGM Insured	No Opt. Call	AA	$1,898,708
1,220	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013, 6.000%, 10/01/42	10/23 at 100.00	A	1,405,391
60,390	Total Illinois			54,040,542
	Indiana – 3.2% (2.1% of Total Investments)
6,180	Crown Point Multi-School Building Corporation, Indiana, First Mortgage Bonds, Crown Point Community School Corporation, Series 2000, 0.000%, 1/15/23 – NPFG Insured	No Opt. Call	AA–	5,010,806
1,500	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013B, 5.000%, 7/01/40 (Alternative Minimum Tax)	7/23 at 100.00	BBB	1,585,215
1,250	Portage, Indiana, Economic Development Revenue Bonds, Ameriplex Project, Series 2006, 5.000%, 7/15/23	7/16 at 100.00	A	1,291,425
1,700	Saint Joseph County, Indiana, Educational Facilities Revenue Bonds, University of Notre Dame du Lac Project, Refunding Series 2009, 5.000%, 3/01/36	3/18 at 100.00	Aaa	1,882,716
1,000	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Madison Center Inc., Series 2005, 5.250%, 2/15/28 (6)	2/15 at 100.00	N/R	82,400
11,630	Total Indiana			9,852,562
	Iowa – 1.8% (1.2% of Total Investments)
2,000	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.000%, 12/01/19	No Opt. Call	BB–	2,141,320
4,000	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.500%, 6/01/42	6/15 at 100.00	B+	3,383,400
6,000	Total Iowa			5,524,720
	Kansas – 2.3% (1.5% of Total Investments)
5,000	Wyandotte County/Kansas City Unified Government Board of Public Utilities, Kansas, Utility System Revenue Bonds, Improvement Series 2012B, 5.000%, 9/01/32	No Opt. Call	A+	5,613,500
1,865	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	A–	1,311,953
6,865	Total Kansas			6,925,453
	Kentucky – 3.3% (2.2% of Total Investments)
1,700	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A, 6.500%, 3/01/45	6/20 at 100.00	BBB+	1,975,264
2,290	Kentucky Municipal Power Agency, Power Supply System Revenue Bonds, Prairie State Project Series 2007A, 5.000%, 9/01/37 – NPFG Insured	9/17 at 100.00	AA–	2,488,703
4,440	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Series 2013A, 5.750%, 7/01/49	7/23 at 100.00	Baa3	5,062,088
510	Louisville and Jefferson County Metropolitan Government, Kentucky, Industrial Building Revenue Bonds, Sisters of Mercy of the Americas, Series 2006, 5.000%, 10/01/35	10/16 at 100.00	A+	528,605
8,940	Total Kentucky			10,054,660
	Louisiana – 6.0% (4.0% of Total Investments)
2,930	Ascension Parish Industrial development Board, Louisiana, Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.000%, 7/01/36	7/23 at 100.00	N/R	3,174,509
1,500	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47	5/17 at 100.00	Baa1	1,579,335
330	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A, 5.000%, 7/01/36	7/23 at 100.00	A	367,105
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A:
825	4.750%, 5/01/39 – AGM Insured	5/16 at 100.00	Aa1	865,186
8,880	4.500%, 5/01/41 – FGIC Insured (UB)	5/16 at 100.00	Aa1	9,263,528

82	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
$5	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A, Trust 660, 16.102%, 5/01/34 – NPFG Insured (IF)	5/16 at 100.00	Aa1	$5,862
1,000	New Orleans, Louisiana, General Obligation Refunding Bonds, Series 2012, 5.000%, 12/01/28 – AGM Insured	12/22 at 100.00	AA	1,123,120
1,200	New Orleans, Louisiana, Water Revenue Bonds, Refunding Series 2014, 5.000%, 12/01/44	12/24 at 100.00	BBB+	1,314,912
485	Saint Charles Parish, Louisiana, Gulf Opportunity Zone Revenue Bonds, Valero Project, Series 2010, 4.000%, 12/01/40 (Mandatory put 6/01/22)	No Opt. Call	BBB	523,131
17,155	Total Louisiana			18,216,688
	Maine – 1.6% (1.1% of Total Investments)
2,000	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/33	7/23 at 100.00	Baa1	2,181,880
	Maine Turnpike Authority, Special Obligation Bonds, Series 2014:
1,290	5.000%, 7/01/33	No Opt. Call	A	1,484,597
1,020	5.000%, 7/01/34	No Opt. Call	A	1,168,379
4,310	Total Maine			4,834,856
	Maryland – 1.2% (0.8% of Total Investments)
2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health, Series 2004, 5.375%, 8/15/24	2/15 at 100.00	A2	2,008,620
1,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western Maryland Health, Series 2006A, 4.750%, 7/01/36 (Pre-refunded 7/01/16) – NPFG Insured	7/16 at 100.00	AA– (4)	1,609,440
3,500	Total Maryland			3,618,060
	Massachusetts – 2.7% (1.8% of Total Investments)
7,500	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Senior Lien Series 2010B, 5.000%, 1/01/37	1/20 at 100.00	A+	8,233,425
	Michigan – 6.5% (4.3% of Total Investments)
4,600	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2006B, 4.625%, 7/01/34 – FGIC Insured	7/16 at 100.00	AA–	4,576,218
5,000	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2011A, 5.250%, 7/01/41	7/21 at 100.00	BBB+	5,318,650
1,500	Michigan Finance Authority, Revenue Bonds, Sparrow Obligated Group, Series 2012, 5.000%, 11/15/42	11/22 at 100.00	A+	1,608,615
2,000	Michigan Finance Authority, State Revolving Fund Revenue Bonds, Clean Water Series 2012, 5.000%, 10/01/31	10/22 at 100.00	AAA	2,342,180
815	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31	12/16 at 100.00	Aa2	850,599
185	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31 (Pre-refunded 12/01/16)	12/16 at 100.00	Aa2 (4)	202,582
5,000	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	BB–	4,747,050
170	Monroe County Hospital Finance Authority, Michigan, Mercy Memorial Hospital Corporation Revenue Bonds, Series 2006, 5.500%, 6/01/35	6/16 at 100.00	BBB	175,612
19,270	Total Michigan			19,821,506
	Minnesota – 0.4% (0.2% of Total Investments)
1,000	Minnesota State, General Obligation Bonds, Various Purpose, Refunding Series 2010D, 5.000%, 8/01/18	No Opt. Call	AA+	1,155,030
	Mississippi – 0.8% (0.5% of Total Investments)
2,325	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1, 5.000%, 9/01/24	3/15 at 100.00	A	2,333,975

Nuveen Investments	83

NPF	Nuveen Premier Municipal Income Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri – 1.0% (0.7% of Total Investments)
$100	Hannibal Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Hannibal Regional Hospital, Series 2006, 5.000%, 3/01/22	3/16 at 100.00	BBB+	$101,835
2,880	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2004, 5.500%, 2/15/24	2/15 at 102.00	BBB+	2,958,394
2,980	Total Missouri			3,060,229
	Nebraska – 0.9% (0.6% of Total Investments)
1,580	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Nebraska Medical Center, Series 2003, 5.000%, 11/15/16	No Opt. Call	Aa3	1,720,667
515	Omaha Public Power District, Nebraska, Separate Electric System Revenue Bonds, Nebraska City 2, Tender Option Bond Trust 11673, 20.108%, 8/01/40 – AMBAC Insured (IF)	2/17 at 100.00	AA+	923,065
2,095	Total Nebraska			2,643,732
	Nevada – 2.3% (1.5% of Total Investments)
4,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	A+	4,723,000
2,050	Washoe County, Nevada, General Obligation Bonds, Reno-Sparks Convention & Visitors Authority, Refunding Series 2011, 5.000%, 7/01/32	7/21 at 100.00	AA	2,311,170
6,050	Total Nevada			7,034,170
	New Hampshire – 1.7% (1.1% of Total Investments)
3,500	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Catholic Medical Center, Series 2012, 4.000%, 7/01/32	No Opt. Call	BBB+	3,541,370
1,110	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Dartmouth College, Tender Option Bond Trust 09-7W, 14.216%, 6/01/39 (IF) (5)	6/19 at 100.00	AA+	1,599,321
4,610	Total New Hampshire			5,140,691
	New Jersey – 7.0% (4.6% of Total Investments)
1,865	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013, 5.125%, 1/01/39 – AGM Insured (Alternative Minimum Tax)	1/24 at 100.00	AA	2,049,225
1,000	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2005P, 5.250%, 9/01/24 (Pre-refunded 9/01/15)	9/15 at 100.00	A2 (4)	1,042,580
2,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2011A, 5.625%, 7/01/32	7/21 at 100.00	A–	2,304,560
1,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/26	No Opt. Call	A2	603,600
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C:
25,000	0.000%, 12/15/35 – AMBAC Insured	No Opt. Call	A2	9,236,500
10,000	0.000%, 12/15/36 – AMBAC Insured	No Opt. Call	A2	3,516,900
2,500	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.000%, 1/01/25 (Pre-refunded 1/01/15) – AGM Insured	1/15 at 100.00	AA (4)	2,520,375
43,365	Total New Jersey			21,273,740
	New York – 10.0% (6.7% of Total Investments)
	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
660	6.000%, 7/15/30	1/20 at 100.00	BBB–	741,866
1,600	0.000%, 7/15/44	No Opt. Call	BBB–	379,840
1,100	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	2/21 at 100.00	A	1,268,223
2,200	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	AA–	2,301,816
7,500	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A, 5.000%, 12/01/25 – FGIC Insured (UB)	6/16 at 100.00	AA+	7,993,650
865	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2005B, 5.000%, 6/15/23 (Pre-refunded 12/15/14) – AMBAC Insured	12/14 at 100.00	Aa1 (4)	870,173
1,135	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2005B, 5.000%, 6/15/23 – AMBAC Insured	12/14 at 100.00	AAA	1,141,731

84	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$3,645	New York Convention Center Development Corporation, Hotel Unit Fee Revenue Bonds, Series 2005, 5.000%, 11/15/44 – AMBAC Insured	11/15 at 100.00	AA+	$3,780,630
1,560	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.000%, 11/15/44	11/21 at 100.00	A+	1,732,068
	New York State Thruway Authority, General Revenue Bonds, Residual Series 2005G:
6,460	5.000%, 1/01/25 (Pre-refunded 7/01/15) – AGM Insured (UB)	7/15 at 100.00	AA (4)	6,669,756
2,580	5.000%, 1/01/26 (Pre-refunded 7/01/15) – AGM Insured (UB)	7/15 at 100.00	AA (4)	2,663,773
500	Onondaga Civic Development Corporation, New York, Revenue Bonds, Saint Joseph’s Hospital Health Center Project, Series 2014A, 5.125%, 7/01/31	7/19 at 100.00	BB	528,280
395	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB	459,002
30,200	Total New York			30,530,808
	North Carolina – 4.2% (2.8% of Total Investments)
10,300	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1993B, 6.000%, 1/01/22 – CAPMAC Insured (UB) (5)	No Opt. Call	AA–	12,877,781
	North Dakota – 0.2% (0.2% of Total Investments)
675	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Refunding Series 2012A, 5.000%, 7/01/38	7/22 at 100.00	BBB+	723,762
	Ohio – 3.6% (2.4% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
4,100	5.125%, 6/01/24	6/17 at 100.00	B–	3,433,832
3,410	5.875%, 6/01/47	6/17 at 100.00	B	2,710,643
1,000	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien Series 2013A, 5.000%, 1/01/38	1/23 at 100.00	AA	1,123,450
	JobsOhio Beverage System, Ohio, Statewide Senior Lien Liquor Profits Revenue Bonds, Tender Option Bond Trust 1157:
625	17.295%, 1/01/38 (IF) (5)	1/23 at 100.00	AA	933,625
265	17.168%, 1/01/38 (IF) (5)	1/23 at 100.00	AA	394,858
1,315	16.270%, 1/01/38 (IF) (5)	1/23 at 100.00	AA	1,964,347
250	Port of Greater Cincinnati Development Authority, Ohio, Economic Development Revenue Bonds, Sisters of Mercy of the Americas, Series 2006, 5.000%, 10/01/25	10/16 at 100.00	A+	265,575
10,965	Total Ohio			10,826,330
	Oklahoma – 2.2% (1.5% of Total Investments)
450	Norman Regional Hospital Authority, Oklahoma, Hospital Revenue Bonds, Series 2005, 5.375%, 9/01/36	9/16 at 100.00	BBB–	465,809
3,000	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Series 2013A, 5.625%, 6/01/43 – BAM Insured (Alternative Minimum Tax)	6/23 at 100.00	AA	3,326,970
2,705	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health System, Series 2006, 5.000%, 12/15/36	12/16 at 100.00	AA+	2,896,974
6,155	Total Oklahoma			6,689,753
	Oregon – 0.8% (0.5% of Total Investments)
2,000	Oregon Department of Administrative Services, State Lottery Revenue Bonds, Refunding Series 2014C, 5.000%, 4/01/25	4/24 at 100.00	AAA	2,473,480
	Pennsylvania – 2.4% (1.6% of Total Investments)
2,000	Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds, Series 2005A, 5.000%, 12/01/23 – NPFG Insured	12/15 at 100.00	AA–	2,098,020
4,500	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA	5,271,750
6,500	Total Pennsylvania			7,369,770

Nuveen Investments	85

NPF	Nuveen Premier Municipal Income Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Rhode Island – 0.2% (0.1% of Total Investments)
$550	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.000%, 6/01/23	12/14 at 100.00	A2	$553,300
	South Carolina – 3.7% (2.5% of Total Investments)
4,405	Dorchester County School District 2, South Carolina, Installment Purchase Revenue Bonds, GROWTH, Series 2004, 5.250%, 12/01/23 (Pre-refunded 12/01/14)	12/14 at 100.00	AA– (4)	4,423,853
2,620	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2013A, 5.125%, 12/01/43	12/23 at 100.00	AA–	2,919,964
3,455	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2014A, 5.500%, 12/01/54	6/24 at 100.00	AA–	3,942,362
10,480	Total South Carolina			11,286,179
	Tennessee – 2.2% (1.4% of Total Investments)
235	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Refunding and Improvement Bonds, Johnson City Medical Center, Series 1998C, 5.125%, 7/01/25 (Pre-refunded 7/01/23) – NPFG Insured	7/23 at 100.00	AA– (4)	235,952
1,600	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A, 5.500%, 7/01/36	7/16 at 100.00	BBB+	1,676,352
4,000	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.250%, 9/01/26	No Opt. Call	A	4,732,960
5,835	Total Tennessee			6,645,264
	Texas – 8.8% (5.9% of Total Investments)
4,280	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, First Tier Series 2006A, 5.000%, 1/01/34 – SYNCORA GTY Insured	1/17 at 100.00	BBB–	4,352,632
1,000	Bell County Water Control Improvement District 1, Texas, Water Revenue Bonds, Series 2014, 5.000%, 7/10/37 – BAM Insured	7/23 at 100.00	AA	1,131,130
1,075	Brazos River Authority, Texas, Pollution Control Revenue Bonds, TXU Energy Company LLC Project, Series 2003C, 6.750%, 10/01/38 (Alternative Minimum Tax) (6)	4/15 at 100.00	C	83,313
3,750	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier Series 2013A, 5.125%, 10/01/43	10/23 at 100.00	BBB+	4,021,500
2,745	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25 (Alternative Minimum Tax)	10/22 at 100.00	BB+	2,873,686
500	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds, Contractual Obligation Series 2014, 5.000%, 11/01/29	11/24 at 100.00	AA+	605,315
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H:
150	0.000%, 11/15/24 – NPFG Insured	No Opt. Call	AA–	93,585
4,440	0.000%, 11/15/29 – NPFG Insured	No Opt. Call	AA–	2,111,131
	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2005:
400	5.250%, 8/15/21	2/16 at 100.00	BBB	414,184
600	5.125%, 8/15/26	2/16 at 100.00	BBB	610,074
800	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company, Series 2010, 5.250%, 11/01/40	11/20 at 100.00	BBB	859,720
2,000	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013, 6.125%, 12/01/38	12/25 at 100.00	Baa2	2,240,260
1,735	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing College Station I LLC – Texas A&M University Project, Series 2014A, 5.000%, 4/01/46 – AGM Insured	4/24 at 100.00	AA	1,887,628
950	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Series 2008F, 5.750%, 1/01/38	1/18 at 100.00	A3	1,055,507
1,000	Sabine River Authority, Texas, Pollution Control Revenue Bonds, TXU Electric Company, Series 2001C, 5.200%, 5/01/28 (6)	11/15 at 100.00	C	77,500
125	Tarrant County Cultural and Educational Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources Project, Trust 1031, 17.711%, 2/15/30 (IF) (5)	2/17 at 100.00	AA	155,550
86	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$3,000	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources, Series 2007A, 5.000%, 2/15/36 (UB)	2/17 at 100.00	AA	$3,183,300
1,000	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/31	No Opt. Call	A3	1,096,320
	Texas Tech University, Financing System Revenue Bonds, 9th Series 2003:
20	5.250%, 2/15/18 – AMBAC Insured	2/15 at 100.00	AA	20,084
15	5.250%, 2/15/19 – AMBAC Insured	2/15 at 100.00	AA	15,063
29,585	Total Texas			26,887,482
	Utah – 2.6% (1.8% of Total Investments)
1,000	Central Utah Water Conservancy District, Water Revenue Bonds, Series 2012C, 5.000%, 10/01/42	10/22 at 100.00	AA+	1,129,080
2,000	Utah County, Utah, Hospital Revenue Bonds, IHC Health Services Inc., Series 2012, 5.000%, 5/15/43	5/21 at 100.00	AA+	2,222,700
235	Utah Housing Corporation, Single Family Mortgage Bonds, Series 2001D, 5.500%, 1/01/21 (Alternative Minimum Tax)	1/15 at 100.00	Aaa	235,515
4,110	Utah Transit Authority, Sales Tax Revenue and Refunding Bonds, Series 2012, 5.000%, 6/15/42	6/22 at 100.00	A1	4,477,555
7,345	Total Utah			8,064,850
	Virginia – 1.8% (1.2% of Total Investments)
	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012B:
1,525	0.000%, 7/01/36	No Opt. Call	BBB–	522,907
1,400	0.000%, 7/01/37	No Opt. Call	BBB–	454,818
1,765	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012, 5.000%, 1/01/40 (Alternative Minimum Tax)	1/22 at 100.00	BBB–	1,845,943
2,520	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	2,744,582
7,210	Total Virginia			5,568,250
	Washington – 2.1% (1.4% of Total Investments)
2,000	Energy Northwest, Washington, Electric Revenue Bonds, Columbia Generating Station, Refunding Series 2014A, 5.000%, 7/01/40	7/24 at 100.00	Aa1	2,303,500
1,000	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2010, 5.500%, 12/01/39	12/20 at 100.00	Baa3	1,194,140
1,590	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2012, 5.000%, 12/01/42	12/21 at 100.00	Baa3	1,862,860
1,000	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Series 2012A, 5.000%, 10/01/42	10/22 at 100.00	AA	1,104,000
5,590	Total Washington			6,464,500
	Wisconsin – 1.3% (0.8% of Total Investments)
160	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Divine Savior Healthcare, Series 2006, 5.000%, 5/01/32	5/16 at 100.00	BBB	162,774
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Fort Healthcare Inc., Series 2004, 5.375%, 5/01/18	11/14 at 100.00	BBB	1,003,830
2,500	Wisconsin State, General Obligation Bonds, Series 2006A, 4.750%, 5/01/25 (Pre-refunded 5/01/16) – FGIC Insured	5/16 at 100.00	AA (4)	2,666,975
3,660	Total Wisconsin			3,833,579
	Wyoming – 0.5% (0.3% of Total Investments)
1,350	Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds, FMC Corporation, Series 2005, 5.600%, 12/01/35 (Alternative Minimum Tax)	12/15 at 100.00	A–	1,376,946
$484,565	Total Long-Term Investments (cost $421,285,113)			456,111,847

Nuveen Investments	87

NPF	Nuveen Premier Municipal Income Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.7% (0.5% of Total Investments)
	MUNICIPAL BONDS – 0.7% (0.5% of Total Investments)
	California – 0.7% (0.5% of Total Investments)
$1,775	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014A, 6.000%, 7/10/15 (7)	No Opt. Call	N/R	$1,804,465
170	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014B, 6.000%, 7/10/15 (7)	No Opt. Call	N/R	172,822
260	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014C, 6.000%, 7/10/15 (7)	No Opt. Call	N/R	264,316
$2,205	Total Short-Term Investments (cost $2,205,000)			2,241,603
	Total Investments (cost $423,490,113) – 150.2%			458,353,450
	Floating Rate Obligations – (11.6)%			(35,415,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (41.9)% (8)			(127,700,000)
	Other Assets Less Liabilities – 3.3% (9)			9,843,385
	Net Assets Applicable to Common Shares – 100%			$305,081,835

Investments in Derivatives as of October 31, 2014
Credit Default Swaps outstanding:

									Unrealized
		Buy/Sell	Current Credit	Notional	Fixed Rate		Termination		Appreciation
Counterparty	Referenced Entity	Protection (10)	Spread (11)	Amount	(Annualized	)	Date	Value	(Depreciation) (9)
Goldman Sachs	Commonwealth of Puerto Rico	Buy	23.25%	$2,000,000	5.000%		9/20/19	$479,643	$(3,853)
Goldman Sachs	Commonwealth of Puerto Rico	Buy	24.25%	1,500,000	5.000		12/20/19	367,397	(6,804)
				$3,500,000				$847,040	$(10,657)

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(7)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 27.9%.
(9)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.
(10)
The Fund entered into the credit default swap to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning that referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(11)
The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of a higher likelihood of performance by the seller of protection.

(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

88	Nuveen Investments

NMZ
Nuveen Municipal High Income Opportunity Fund
	Portfolio of Investments	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 114.5% (100.0% of Total Investments)
	MUNICIPAL BONDS – 113.1% (98.8% of Total Investments)
	National – 0.1% (0.1% of Total Investments)
$1,000	MuniMae Tax-Exempt Bond Subsidiary Redeemable Preferred Shares, Multifamily Housing Pool, 5.125%, 6/30/50 (Mandatory put 9/30/15) (Alternative Minimum Tax)	No Opt. Call	Ba1	$999,990
	Alabama – 1.3% (1.1% of Total Investments)
1,000	Adamsville Solid Waste Disposal Authority, Alabama, Solid Waste Disposal Revenue Bonds, Green Mountain Management LLC Project, Series 2010, 8.750%, 8/01/30 (4)	8/20 at 100.00	N/R	918,580
1,000	Alabama Industrial Development Authority, Solid Waste Disposal Revenue Bonds, Pine City Fiber Co. Project, Series 1993, 6.450%, 12/01/23 (Alternative Minimum Tax)	1/15 at 100.00	B3	1,004,020
1,845	Bessemer, Alabama, General Obligation Warrants, Series 2007, 6.500%, 2/01/37 (Pre-refunded 2/01/17)	2/17 at 101.00	N/R (5)	2,042,101
2,000	Jefferson County, Alabama, General Obligation Refunding Warrants, Series 2003A, 5.000%, 4/01/22 – NPFG Insured	4/15 at 100.00	AA–	2,000,580
1,000	Jefferson County, Alabama, General Obligation Warrants, Series 2004A, 5.000%, 4/01/24 – NPFG Insured	4/15 at 100.00	AA–	999,990
1,000	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A, 5.000%, 1/01/24	1/15 at 100.00	BBB	1,004,700
1,000	Jefferson County, Alabama, Sewer Revenue Warrants, Senior Lien Series 2013C, 0.000%, 10/01/38 – AGM Insured	10/23 at 105.00	AA	675,740
8,845	Total Alabama			8,645,711
	Arizona – 5.0% (4.3% of Total Investments)
1,420	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Tender Option Bond Trust 3256, 17.984%, 1/01/29 (IF) (6)	1/18 at 100.00	AA–	1,758,698
1,760	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Tender Option Bond Trust 4695, 19.374%, 1/01/32 (IF) (6)	1/18 at 100.00	AA–	2,359,632
1,000	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, General Obligation Bonds, Series 2007, 6.200%, 7/15/32	7/17 at 100.00	N/R	1,061,720
284	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, Special Assessment Lien Bonds, Series 2001A, 7.875%, 7/01/25	1/15 at 100.00	N/R	284,861
	Phoenix Industrial Development Authority, Arizona, Educational Revenue Bonds, Keystone Montessori School, Series 2004A:
790	7.250%, 11/01/23	11/16 at 100.00	N/R	806,590
1,715	7.500%, 11/01/33	11/16 at 100.00	N/R	1,752,541
3,000	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Rowan University Project, Tender Option Bond Trust 1086, 17.332%, 6/01/42 – (IF) (6)	6/22 at 100.00	A+	3,814,320
30	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Choice Education and Development, Series 2006, 6.000%, 6/01/16	No Opt. Call	N/R	30,525
1,000	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Desert Heights Charter School, Series 2014, 7.250%, 5/01/44	5/24 at 100.00	N/R	1,038,300
550	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Noah Webster Basic Schools Inc., Series 2004, 6.125%, 12/15/34	12/14 at 100.00	BBB–	550,512
2,000	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2014A , 9.000%, 2/01/44	2/24 at 100.00	N/R	2,063,000
485	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds Legacy Traditional School Project, Series 2009, 8.500%, 7/01/39	7/19 at 100.00	N/R	546,236
2,250	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, American Charter School Foundation, Series 2007A, 5.625%, 7/01/38	7/17 at 100.00	BB	2,006,100
2,500	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Carden Traditional Schools Project, Series 2012, 7.500%, 1/01/42	1/22 at 100.00	B	2,465,400

Nuveen Investments	89

NMZ	Nuveen Municipal High Income Opportunity Fund
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Arizona (continued)
	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Education Center Project, Series 2010:
$1,320	6.000%, 6/01/40	6/19 at 100.00	BB+	$1,376,153
500	6.100%, 6/01/45	6/19 at 100.00	BB+	522,465
1,150	Pinal County Industrial Development Authority, Arizona, Correctional Facilities Contract Revenue Bonds, Florence West Prison LLC, Series 2002A, 5.250%, 10/01/22 – ACA Insured	4/15 at 100.00	BBB–	1,150,897
3,575	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Government Project Bonds, Series 2008, 7.000%, 12/01/27	12/17 at 102.00	B–	3,401,648
2,000	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Tribal Economic Development Bonds, Series 2012A, 9.750%, 5/01/25	5/22 at 100.00	B	2,268,700
2,500	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.500%, 12/01/37	No Opt. Call	A–	2,826,275
1,000	Tucson Industrial Development Authority, Arizona, Charter School Revenue Bonds, Arizona Agribusiness and Equine Center Charter School, Series 2004A, 5.850%, 9/01/24	3/15 at 100.00	BB+	1,001,440
1,000	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc. Refunding, Series 2007A, 6.375%, 12/01/37 (Alternative Minimum Tax)	12/17 at 100.00	N/R	925,660
31,829	Total Arizona			34,011,673
	California – 17.7% (15.5% of Total Investments)
1,470	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 2985, 17.965%, 4/01/16 (IF)	No Opt. Call	AA	2,323,570
1,000	California Enterprise Development Authority, Recovery Zone Facility Revenue Bonds, SunPower Corporation – Headquarters Project, Series 2010, 8.500%, 4/01/31	4/21 at 100.00	N/R	1,159,940
2,205	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 5.125%, 6/01/38	6/15 at 100.00	B–	1,785,852
	California Health Facilities Financing Authority, Refunding Revenue Bonds, Stanford Hospital and Clinics, Tender Option Bond Trust 3267:
1,250	19.110%, 5/15/31 (IF) (6)	11/21 at 100.00	AA	2,084,950
1,875	20.100%, 11/15/40 (IF) (6)	11/21 at 100.00	AA	3,294,900
	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and Clinics, Tender Option Bond Trust 3294:
250	18.030%, 8/15/41 (IF) (6)	8/22 at 100.00	AA	361,880
1,000	18.025%, 8/15/41 (IF) (6)	8/22 at 100.00	AA	1,447,390
1,020	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Affordable Housing Inc Projects, Series 2014B, 5.875%, 8/15/49	8/24 at 100.00	N/R	1,074,437
1,000	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010B, 7.250%, 8/15/45	8/20 at 100.00	N/R	1,097,050
1,000	California Municipal Finance Authority, Revenue Bonds, Harbor Regional Center Project, Series 2009, 8.500%, 11/01/39	11/19 at 100.00	AA	1,246,240
1,985	California School Finance Authority, Educational Facilities Revenue Bonds, Tri-Valley Learning Corporation, Series 2012A, 7.000%, 6/01/47	6/20 at 102.00	N/R	2,133,776
3,425	California State University, Systemwide Revenue Bonds, Tender Option Bond Trust 4696, 17.561%, 11/01/35 – AMBAC Insured (IF) (6)	5/15 at 100.00	Aa2	3,690,438
1,300	California State, General Obligation Bonds, Tender Option Bond Trust 3162, 20.015%, 3/01/18 – AGM Insured (IF)	No Opt. Call	AA	2,157,480
1,000	California Statewide Communities Development Authority, Community Facilities District 2012-01, Fancher Creek, Special Tax Bonds, Series 2013A, 5.700%, 9/01/43	9/23 at 100.00	N/R	1,059,450
520	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010, 6.250%, 10/01/39	10/19 at 100.00	BBB+	592,878
4,000	California Statewide Communities Development Authority, Revenue Bonds, EnerTech Regional Biosolids Project, Series 2007A, 5.500%, 12/01/33 (Alternative Minimum Tax) (4)	No Opt. Call	N/R	14,200
1,670	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2011A, 8.000%, 9/02/41	9/21 at 100.00	N/R	1,825,460
500	California Statewide Community Development Authority, Revenue Bonds, California Baptist University, Series 2011A, 7.500%, 11/01/41	11/21 at 100.00	N/R	590,865

90	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$2,810	California Statewide Community Development Authority, Revenue Bonds, Epidaurus Project, Series 2004A, 7.750%, 3/01/34	3/16 at 100.00	N/R	$2,870,808
2,000	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007C, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	2,261,960
515	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3048, 17.575%, 11/15/38 (IF)	5/18 at 100.00	AA–	665,179
	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3102:
745	17.726%, 11/15/38 (IF) (6)	5/18 at 100.00	AA–	963,814
1,000	18.802%, 11/15/48 (IF) (6)	5/18 at 100.00	AA–	1,314,440
1,915	Daly City Housing Development Finance Agency, California, Mobile Home Park Revenue Bonds, Franciscan Mobile Home Park Project, Refunding Third Tier Series 2007C, 6.500%, 12/15/47	12/17 at 100.00	N/R	1,958,930
2,000	Daly City Housing Development Finance Agency, California, Mobile Home Park Revenue Bonds, Franciscan Mobile Home Park, Refunding Series 2007A, 5.000%, 12/15/37	12/17 at 100.00	A	2,054,220
1,340	Elk Grove Community Facilities District 2005-1, California, Special Tax Bonds, Series 2007, 5.250%, 9/01/37	9/15 at 102.00	N/R	1,363,919
500	Fontana Public Financing Authority, California, Tax Allocation Revenue Bonds, North Fontana Redevelopment Project, Tender Option Bonds Trust 1013, 18.896%, 9/01/32 – AMBAC Insured (IF) (6)	1/15 at 100.00	A+	527,620
1,000	Fontana, California, Special Tax Bonds, Community Facilities District 31 Citrus Heights North, Series 2006, 5.000%, 9/01/26	9/15 at 101.00	N/R	1,025,580
3,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35 – NPFG Insured	1/15 at 100.00	AA–	3,008,460
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Tender Option Bond Trust 1011:
250	17.451%, 6/01/38 – FGIC Insured (IF) (6)	6/15 at 100.00	A1	276,380
750	17.451%, 6/01/45 (IF) (6)	6/15 at 100.00	A1	825,030
1,000	17.430%, 6/01/45 (IF) (6)	6/15 at 100.00	A1	1,099,910
1,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Tender Option Bonds Trust 3107, 17.873%, 6/01/45 – AMBAC Insured (IF)	6/15 at 100.00	AA+	1,102,630
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
6,765	5.000%, 6/01/33	6/17 at 100.00	B	5,558,124
9,035	5.750%, 6/01/47	6/17 at 100.00	B	7,386,745
2,140	5.125%, 6/01/47	6/17 at 100.00	B	1,599,693
2,500	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B	1,987,950
1,500	Grossmont Healthcare District, California, General Obligation Bonds, Tender Option Bond Trust 3253, 22.574%, 1/15/19 (IF) (6)	No Opt. Call	Aa2	2,949,960
1,000	Hemet Unified School District Community Facilities District 2005-3, Riverside County, California, Special Tax Bonds, Series 2007, 5.750%, 9/01/39	3/15 at 100.00	N/R	1,004,610
	Hercules Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005:
1,000	5.000%, 8/01/25 – AMBAC Insured	8/15 at 100.00	N/R	1,001,160
1,000	5.000%, 8/01/35 – AMBAC Insured	8/15 at 100.00	N/R	982,190
145	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Series 2009, 6.875%, 8/01/39	No Opt. Call	BBB	169,811
190	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Series 2009, 6.875%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	N/R (5)	240,135
550	Lathrop Financing Authority, California, Revenue Bonds, Water Supply Project Series 2003, 6.000%, 6/01/35	12/14 at 100.00	N/R	550,869
500	Lee Lake Public Financing Authority, California, Junior Lien Revenue Bonds, Series 2013B, 5.250%, 9/01/32	9/23 at 100.00	N/R	556,055

Nuveen Investments	91

NMZ	Nuveen Municipal High Income Opportunity Fund
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$850	Los Angeles County, California, Community Development Commission Headquarters Office Building, Lease Revenue Bonds, Community Development Properties Los Angeles County Inc., Tender Option Bond Trust Series 2011-23B, 18.419%, 9/01/42 (IF) (6)	9/21 at 100.00	Aa3	$1,281,775
1,825	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Tender Option Bond Trust 10-27B, 18.046%, 5/15/40 (IF) (6)	5/20 at 100.00	AA	2,840,795
1,000	Lynwood Redevelopment Agency, California, Project A Revenue Bonds, Subordinate Lien Series 2011A, 7.000%, 9/01/31	9/21 at 100.00	A–	1,244,380
	March Joint Powers Redevelopment Agency, California, March Air Force Base Redevelopment Project Tax Allocation Revenue Bonds, Series 2011A:
1,000	7.000%, 8/01/26	8/21 at 100.00	A–	1,292,800
1,500	7.500%, 8/01/41	8/21 at 100.00	A–	1,908,000
470	Moreno Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2005-3, Series 2007, 5.000%, 9/01/37	3/15 at 100.00	N/R	483,461
3,000	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009B, 6.500%, 11/01/39	No Opt. Call	A	4,084,650
500	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 7.000%, 8/01/32	8/21 at 100.00	A–	640,900
330	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	BBB+	405,583
	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010:
625	5.250%, 11/01/21	11/20 at 100.00	Ba1	665,281
1,000	6.000%, 11/01/41	11/20 at 100.00	Ba1	1,044,450
250	Palomar Pomerado Health, California, General Obligation Bonds, Tender Option Bond Trust 4683, 18.012%, 8/01/37 – NPFG Insured (IF) (6)	8/17 at 100.00	AA–	296,610
1,000	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28	9/18 at 100.00	BBB–	1,119,640
733	River Rock Entertainment Authority, California, Revenue Bonds, Senior Notes Series 2011B, 8.000%, 11/01/18 (4)	11/15 at 104.00	N/R	81,363
105	Riverside County Public Financing Authority, California, Tax Allocation Bonds, Multiple Projects, Series 2004, 5.000%, 10/01/35 – SYNCORA GTY Insured	4/15 at 100.00	BBB+	105,096
1,200	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 6.750%, 10/01/30	10/21 at 100.00	A–	1,506,012
	Sacramento City Financing Authority California, Lease Revenue Bonds, Master Lease Program Facilities Projects, Tender Option Bond Trust 4698:
750	18.304%, 12/01/30 – AMBAC Insured (IF) (6)	No Opt. Call	A+	1,414,290
2,015	18.406%, 12/01/33 – AMBAC Insured (IF) (6)	No Opt. Call	A+	3,807,544
2,500	San Bernardino Community College District, California, General Obligation Bonds, Tender Option Bond Trust 11780, 17.366%, 2/01/27 – AGM Insured (IF)	8/16 at 100.00	AA	3,191,900
	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011:
960	8.000%, 12/01/26	12/21 at 100.00	BB	1,249,238
1,000	8.000%, 12/01/31	12/21 at 100.00	BB	1,262,900
4,000	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2014B, 5.250%, 1/15/49 (WI/DD, Settling 11/06/14)	1/25 at 100.00	BB+	4,173,120
4,000	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 1/15/44 (WI/DD, Settling 11/06/14)	1/25 at 100.00	BBB–	4,307,920
1,000	San Jose, California, Airport Revenue Bonds, Tender Option Bond Trust 3923, 17.906%, 9/01/31 – AMBAC Insured (IF) (6)	3/17 at 100.00	AA	1,281,960
1,000	Santa Margarita Water District, California, Special tax Bonds, Community Facilities District 2013-1 Village of Sendero, Series 2013, 5.625%, 9/01/43	9/23 at 100.00	N/R	1,119,070
1,000	Santee Community Development Commission, California, Santee Redevelopment Project Tax Allocation Bonds, Series 2011A, 7.000%, 8/01/41	2/21 at 100.00	A	1,225,400
1,000	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 03-02 Roripaugh, Series 2006, 5.450%, 9/01/26	3/15 at 102.00	N/R	1,003,550

92	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$1,000	Temecula Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project 1, Series 2002, 5.250%, 8/01/36 – NPFG Insured	2/15 at 100.00	AA–	$1,001,120
1,890	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 5.500%, 6/01/45	6/15 at 100.00	B–	1,483,820
650	Twentynine Palms Redevelopment Agency, California, Tax Allocation Bonds, Four Corners Project Area, Series 2011A, 7.650%, 9/01/42	9/21 at 100.00	BBB+	834,756
1,250	University of California, General Revenue Bonds, Tender Option Bond Trust 2013-24U, 18.170%, 5/15/39 (IF) (6)	5/23 at 100.00	AA	1,939,750
112,023	Total California			121,544,072
	Colorado – 7.9% (6.9% of Total Investments)
1,000	Arista Metropolitan District, Colorado, Special Revenue Bonds, Series 2005, 6.750%, 12/01/35	12/15 at 100.00	N/R	1,002,310
1,500	Arista Metropolitan District, Colorado, Special Revenue Bonds, Series 2008, 9.250%, 12/01/37	12/15 at 100.00	N/R	830,895
2,000	Brighton Crossing Metropolitan District 4, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2013, 7.000%, 12/01/23	7/18 at 100.00	N/R	2,056,380
2,000	Cimarron Metropolitan District, Arvada, Colorado, Limited Tax Revenue Bonds, Convertible to Unlimited Tax, Series 2012, 6.000%, 12/01/22	10/17 at 100.00	N/R	2,007,700
750	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy Project, Series 2008, 6.250%, 7/01/28	7/18 at 100.00	BB	779,970
1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Jefferson County School District R-1 – Compass Montessori Secondary School, Series 2006, 5.625%, 2/15/36	2/16 at 101.00	N/R	955,150
1,485	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Mountain Phoenix Community School, Series 2012, 7.000%, 10/01/42	10/22 at 100.00	N/R	1,503,399
200	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Skyview Academy Project, Series 2014, 5.375%, 7/01/44	7/24 at 100.00	BB+	208,876
1,895	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Windsor Academy, Series 2007A, 5.700%, 5/01/37	5/17 at 100.00	BBB–	1,935,629
1,860	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Pikes Peak School of Expeditionary Learning Charter School, Series 2008, 6.625%, 6/01/38	6/18 at 102.00	N/R	1,956,032
2,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes of the Midwest Obligated Group, Series 2013, 8.000%, 8/01/43	2/24 at 100.00	N/R	2,958,050
1,350	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Colorado Senior Residences Project, Series 2012, 6.750%, 6/01/32	6/22 at 100.00	N/R	1,446,066
1,285	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Craig Hospital Project, Series 2012, 5.000%, 12/01/32 (UB) (6)	12/22 at 100.00	A–	1,446,614
750	Colorado Health Facilities Authority, Health Facilities Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Tender Option Bond Trust 3702, 18.926%, 1/01/18 (IF) (6)	No Opt. Call	AA–	1,135,800
1,000	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2006, 5.250%, 6/01/36	6/16 at 100.00	A3	1,025,760
	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project, Series 2007:
870	5.000%, 9/01/16 (Alternative Minimum Tax) (7)	No Opt. Call	N/R	769,388
5,045	6.750%, 4/01/27 (Alternative Minimum Tax)	4/17 at 100.00	N/R	5,055,948
2,340	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project, Series 2013, 6.875%, 10/01/27 (Alternative Minimum Tax)	No Opt. Call	N/R	2,373,235
2,000	Compark Business Campus Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Series 2012A, 6.750%, 12/01/39 – RAAI Insured	12/22 at 100.00	N/R	2,118,420
	Confluence Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007:
1,000	5.400%, 12/01/27	12/17 at 100.00	N/R	850,530
1,500	5.450%, 12/01/34	12/17 at 100.00	N/R	1,199,130
1,000	Denver City and County, Colorado, Special Facilities Airport Revenue Bonds, United Air Lines Corporation, Series 2007A, 5.250%, 10/01/32 (Alternative Minimum Tax)	10/17 at 100.00	B	1,025,190

Nuveen Investments	93

NMZ	Nuveen Municipal High Income Opportunity Fund
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$2,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 9/01/27 – NPFG Insured	No Opt. Call	AA–	$1,270,020
1,049	Fitzsimons Village Metropolitan District 1, Aurora, Arapahoe County, Colorado, Tax Increment Public Improvement Fee Supported Revenue Bonds, Series 2010A, 7.500%, 3/01/40	3/20 at 100.00	N/R	1,168,995
1,000	Fitzsimons Village Metropolitan District 3, Arapahoe County, Colorado, Tax Increment/Public Improvement Fee Supported Revenue Bonds, Series 2014A, 6.000%, 3/01/44	No Opt. Call	N/R	1,011,430
1,080	Foothills Metropolitan District In the City of Fort Collins, Colorado, Special Revenue Bonds, Series 2014, 6.000%, 12/01/38	12/24 at 100.00	N/R	1,087,171
1,996	Great Western Metropolitan District 5, Colorado, General Obligation Limited Tax Revenue Bonds, Series 2009A-1, 9.000%, 8/01/39	12/19 at 100.00	N/R	2,091,968
1,000	Heritage Todd Creek Metropolitan District, Colorado, General Obligation Bonds Limited Tax, Series 2007A, 5.500%, 12/01/37	12/17 at 100.00	N/R	1,006,020
3,145	Kit Carson County Health Service District, Colorado, Health Care Facility Revenue Bonds, Series 2007, 6.750%, 1/01/34	1/18 at 100.00	N/R	3,307,345
5	Maher Ranch Metropolitan District 4, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.250%, 12/01/36 – RAAI Insured	12/17 at 100.00	N/R	5,011
	Mountain Shadows Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007:
1,000	5.500%, 12/01/27	12/16 at 100.00	N/R	971,810
1,000	5.625%, 12/01/37	12/16 at 100.00	N/R	948,510
500	Pinery West Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.000%, 12/01/27 – RAAI Insured	12/17 at 100.00	N/R	506,125
	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
1,000	6.500%, 1/15/30	7/20 at 100.00	Baa3	1,165,120
1,000	6.000%, 1/15/41	7/20 at 100.00	Baa3	1,122,730
1,440	Rendezvous Residential Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2007, 5.375%, 12/01/21	12/17 at 100.00	N/R	1,226,419
3,000	Stone Ridge Metropolitan District 2, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited, Series 2007, 7.250%, 12/01/31 (8)	12/17 at 100.00	N/R	660,150
1,815	Three Springs Metropolitan District 3, Durango, La Plata County, Colorado, Property Tax Supported Revenue Bonds, Series 2010, 7.750%, 12/01/39	12/20 at 100.00	N/R	1,958,657
56,360	Total Colorado			54,147,953
	Connecticut – 0.9% (0.8% of Total Investments)
2,500	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Series 2010A, 7.875%, 4/01/39	4/20 at 100.00	N/R	2,972,000
4,858	Mashantucket Western Pequot Tribe, Connecticut, Special Revenue Bonds, Subordinate Series 2013A, 6.050%, 7/01/31 (4)	No Opt. Call	N/R	973,434
1,000	Mohegan Tribe of Indians of Connecticut, Gaming Authority Priority Distribution Payment Public Improvement Bonds, Series 2003, 5.250%, 1/01/33	1/15 at 100.00	B	999,950
1,000	Stamford, Connecticut, Special Obligation Revenue Bonds, Mill River Corridor Project, Series 2011aA, 7.000%, 4/01/41 (Pre-refunded 4/01/21)	4/21 at 100.00	N/R (5)	1,315,400
9,358	Total Connecticut			6,260,784
	District of Columbia – 0.8% (0.7% of Total Investments)
225	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33	No Opt. Call	Baa1	260,172
1,000	District of Columbia, Revenue Bonds, Cesar Chavez Public Charter Schools for Public Policy, Series 2011, 7.500%, 11/15/31	11/20 at 100.00	BBB–	1,169,740
2,500	District of Columbia, Revenue Bonds, Howard University, Tender Option Bond Trust 1006, 23.554%, 10/01/37 (IF) (6)	4/21 at 100.00	BBB+	4,113,800
250	District of Columbia, Revenue Bonds, KIPP DC Issue, Series 2013A, 6.000%, 7/01/33	7/23 at 100.00	BBB+	293,585
3,975	Total District of Columbia			5,837,297

94	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida – 14.0% (12.2% of Total Investments)
$1,500	Alachua County Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Terraces at Bonita Springs Project, Series 2011A, 8.125%, 11/15/46	No Opt. Call	N/R	$1,734,090
905	Ave Maria Stewardship Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006A, 5.125%, 5/01/38	5/16 at 100.00	N/R	861,678
1,955	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, Series 2012, 6.700%, 5/01/42	5/22 at 100.00	N/R	2,068,996
1,505	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2005, 5.300%, 5/01/35	5/15 at 101.00	N/R	1,521,600
1,050	Beeline Community Development District, Palm Beach County, Florida, Special Assessment Bonds, Series 2008A, 7.000%, 5/01/37	5/18 at 100.00	N/R	1,117,725
905	Belmont Community Development District, Florida, Capital Improvement Revenue Bonds, Phase 1 Project, Series 2013A, 6.125%, 11/01/33	11/24 at 100.00	N/R	1,007,147
980	Boggy Creek Improvement District, Orlando, Florida, Special Assessment Revenue Bonds, Refunding Series 2013, 5.125%, 5/01/43	5/23 at 100.00	N/R	1,016,877
2,700	Brevard County, Florida, Industrial Development Revenue Bonds, TUFF Florida Tech Project, Series 2009, 6.500%, 11/01/29	11/19 at 100.00	BB+	2,981,934
700	Broward County, Florida, Airport Facility Revenue Bonds, Learjet Inc., Series 2000, 7.500%, 11/01/20 (Alternative Minimum Tax)	11/14 at 101.00	Ba3	708,757
1,435	Capital Projects Finance Authority, Florida, Student Housing Revenue Bonds, Capital Projects Loan Program, Series 2001F-1, 5.000%, 10/01/31 – NPFG Insured	2/15 at 100.00	AA–	1,434,943
2,000	Collier County Industrial Development Authority, Florida, Continuing Care Community Revenue Bonds, Arlington of Naples Project, Series 2014A, 7.750%, 5/15/35	5/24 at 100.00	N/R	2,213,060
1,000	Copperstone Community Development District, Manatee County, Florida, Capital Improvement Revenue Bonds, Series 2007, 5.200%, 5/01/38	5/17 at 100.00	N/R	1,008,960
1,000	Cordoba Ranch Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2006, 5.550%, 5/01/37	5/16 at 100.00	N/R	1,015,590
900	Fishhawk Community Development District IV, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2013A, 7.000%, 5/01/33	5/23 at 100.00	N/R	980,775
1,850	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Elementary School Project, Series 2014A, 6.500%, 7/01/44	7/24 at 100.00	N/R	1,901,893
1,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2010A, 6.000%, 9/15/40	9/20 at 100.00	BB+	1,034,860
2,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2011A, 7.625%, 6/15/41	6/21 at 100.00	BB–	2,202,480
4,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2013A, 8.500%, 6/15/44	6/23 at 100.00	N/R	4,525,240
2,500	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Doral Breeze Project Series 2012, 5.500%, 11/01/32	11/22 at 100.00	N/R	2,604,350
1,000	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Improvement Bonds, Assessment Area Two Project, Refunding Series 2014A-2, 6.500%, 5/01/39	5/24 at 100.00	N/R	990,330
870	Grand Hampton Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.500%, 5/01/36	11/14 at 100.00	N/R	870,070
2,000	Harmony Community Development District, Florida, Capital Improvement Revenue Bonds, Special Assessment, Refunding Series 2014, 5.250%, 5/01/32	5/24 at 100.00	N/R	2,027,860
2,755	Hawks Point Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007A, 5.300%, 5/01/39	5/17 at 100.00	N/R	2,802,717
3,000	Jacksonville, Florida, Economic Development Commission Health Care Facilities Revenue Bonds, Florida Proton Therapy Institute Project, Series 2007A, 6.250%, 9/01/27	9/17 at 100.00	N/R	3,255,150
1,000	Lake County, Florida, Industrial Development Revenue Bonds, Crane’s View Lodge Project, Series 2012A, 7.125%, 11/01/42	No Opt. Call	N/R	1,012,320
1,000	Lakes by the Bay South Community Development District, Florida, Special Assessment Bonds, Series 2012, 5.750%, 11/01/42	11/22 at 100.00	N/R	1,045,340

Nuveen Investments	95

NMZ	Nuveen Municipal High Income Opportunity Fund
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$2,000	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A, 5.375%, 6/15/37	6/17 at 100.00	BB	$2,041,280
1,000	Lee County Industrial Development Authority, Florida, Healthcare Facilities Revenue Bonds, Shell Point/Alliance Obligated Group, Shell Point Village/Alliance Community Project, Series 2007, 5.000%, 11/15/22	5/17 at 100.00	BB+	1,050,530
1,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Series 2008, Trust 1145, 18.206%, 4/01/32 – AGC Insured (Alternative Minimum Tax) (IF) (6)	10/18 at 100.00	AA	1,449,800
1,250	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Tender Option Bond Trust 11834, 17.985%, 10/01/33 – AGM Insured (IF)	10/20 at 100.00	AA	1,921,650
1,920	Myrtle Creek Improvement District, Florida, Special Assessment Revenue Bonds, Series 2006A, 5.200%, 5/01/37	5/16 at 100.00	N/R	1,951,795
2,175	Old Palm Community Development District, Florida, Special Assessment Bonds, Palm Beach Gardens, Series 2004A, 5.900%, 5/01/35	5/15 at 101.00	N/R	2,210,192
1,000	Orchid Grove Community Development District, Florida, Special Assessment Bonds, Series 2005, 5.450%, 5/01/36	5/15 at 101.00	N/R	1,011,030
	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Sinai Residences of Boca Raton Project, Series 2014A:
620	7.000%, 6/01/29	6/22 at 102.00	N/R	707,649
3,110	7.500%, 6/01/49	6/22 at 102.00	N/R	3,542,881
3,275	Palm Beach County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Lake Delray Apartments, Series 1999A, 6.400%, 1/01/31 (Alternative Minimum Tax)	1/15 at 100.00	N/R	3,276,245
1,550	Palm Glades Community Development District, Florida, Special Assessment Bonds, Series 2006A, 5.300%, 5/01/36	5/16 at 100.00	N/R	1,567,546
4,440	Pine Island Community Development District, Florida, Special Assessment Bonds, Bella Collina, Series 2004, 5.750%, 5/01/35	11/14 at 100.00	N/R	4,440,000
995	Poinciana West Community Development District, Florida, Special Assessment Bonds, Series 2007, 6.000%, 5/01/37	5/17 at 100.00	N/R	1,000,731
1,000	Port Saint Lucie. Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/33 – NPFG Insured	7/17 at 100.00	AA–	1,080,760
1,925	Reunion West Community Development District, Florida, Special Assessment Bonds, Series 2004A-1, 6.250%, 5/01/36	5/22 at 100.00	N/R	2,025,735
1,000	South Fork Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.350%, 5/01/36	11/14 at 100.00	N/R	1,000,160
1,190	Stoneybrook Venice Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007, 6.750%, 5/01/38	5/18 at 100.00	N/R	1,234,197
1,125	Sweetwater Creek Community Development District, Saint John’s County, Florida, Capital Improvement Revenue Bonds, Series 2007A, 5.500%, 5/01/38	5/17 at 100.00	N/R	1,132,189
1,250	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-2, 0.000%, 5/01/39	5/17 at 100.00	N/R	917,375
2,515	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40	5/19 at 100.00	N/R	1,504,624
1,540	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40	5/22 at 100.00	N/R	682,605
	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3:
120	6.375%, 5/01/17 (4)	No Opt. Call	N/R	1
1,360	6.650%, 5/01/40 (4)	5/18 at 100.00	N/R	14
2,845	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007A-2, 5.250%, 5/01/39 (4)	5/17 at 100.00	N/R	28
	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing ParcelSeries 2007-1. RMKT:
5	6.375%, 5/01/17 (4)	No Opt. Call	N/R	5,060
120	6.650%, 5/01/40 (4)	5/18 at 100.00	N/R	123,322

96	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$735	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing ParcelSeries 2007A-1. RMKT, 5.250%, 5/01/39 (4)	5/17 at 100.00	N/R	$690,599
	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2012A-1:
130	6.375%, 5/01/17	No Opt. Call	N/R	129,194
545	5.250%, 5/01/39	5/17 at 100.00	N/R	547,060
2,360	6.650%, 5/01/40	5/17 at 100.00	N/R	2,410,292
4,645	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	5/15 at 100.00	N/R	4,666,785
	Tolomato Community Development District, Florida, Special Assessment Bonds, Southern/Forbearance Parcel Series 2007-2:
530	6.375%, 5/01/17 (4)	No Opt. Call	N/R	345,512
5,510	6.650%, 5/01/40 (4)	5/18 at 100.00	N/R	3,280,379
995	Two Creeks Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006, 5.250%, 5/01/37	5/16 at 100.00	N/R	998,741
1,000	Venetian Parc Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Area One Project, Series 2013, 6.500%, 11/01/43	11/28 at 100.00	N/R	1,113,360
1,000	Waterset North Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2014, 5.500%, 11/01/45	11/24 at 100.00	N/R	1,004,050
1,000	West Villages Improvement District, Florida, Special Assessment Revenue Bonds, Series 2006, 5.500%, 5/01/37	5/15 at 100.00	N/R	1,001,140
100,290	Total Florida			96,009,253
	Georgia – 1.8% (1.5% of Total Investments)
1,000	Atlanta Urban Residential Finance Authority, Georgia, Multifamily Housing Revenue Bonds, Trestletree Village Apartments, Series 2013A, 5.000%, 11/01/48	11/23 at 100.00	A–	1,035,890
950	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	A2	1,129,959
1,250	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air Lines, Inc. Project, Series 2009A, 8.750%, 6/01/29	6/20 at 100.00	BB–	1,565,013
1,150	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air Lines, Inc. Project, Series 2009B, 9.000%, 6/01/35 (Alternative Minimum Tax)	6/15 at 100.00	BB–	1,191,469
1,880	Douglas County Development Authority, Georgia, Charter School Revenue Bonds, Brighten Academy Project, Series 2013A, 7.125%, 10/01/43	10/23 at 100.00	N/R	2,042,545
1,000	Fulton County Development Authority, Georgia, Revenue Bonds, Amana Academy Project, Series 2013A, 6.500%, 4/01/43	4/23 at 100.00	N/R	999,930
1,000	Fulton County Residential Care Facilities Elderly Authority, Georgia, First Mortgage Revenue Bonds, Lenbrook Project, Series 2006A, 5.125%, 7/01/37	7/17 at 100.00	N/R	1,008,660
1,140	Fulton County Residential Care Facilities Elderly Authority, Georgia, First Mortgage Revenue Bonds, Lenbrook Project, Series 2006B, 7.300%, 7/01/42	No Opt. Call	N/R	1,134,425
	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2014:
392	5.500%, 7/15/23	7/21 at 100.00	N/R	397,769
767	5.500%, 7/15/30	7/21 at 100.00	N/R	778,612
842	5.500%, 1/15/36	7/21 at 100.00	N/R	854,779
11,371	Total Georgia			12,139,051
	Guam – 0.6% (0.5% of Total Investments)
2,445	Guam Government, General Obligation Bonds, 2009 Series A, 7.000%, 11/15/39	11/19 at 100.00	BB–	2,828,572
	Guam International Airport Authority, Revenue Bonds, Series 2013C:
330	6.375%, 10/01/43 (Alternative Minimum Tax)	10/23 at 100.00	BBB	380,256
500	6.125%, 10/01/43 – AGM Insured (Alternative Minimum Tax)	10/23 at 100.00	AA	590,320
3,275	Total Guam			3,799,148

Nuveen Investments	97

NMZ	Nuveen Municipal High Income Opportunity Fund
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Hawaii – 0.4% (0.4% of Total Investments)
$897	Hawaii Department of Budget and Finance, Private School Revenue Bonds, Montessori of Maui, Series 2007, 5.500%, 1/01/37	2/17 at 100.00	N/R	$901,153
1,655	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaiian Electric Company, Inc. and Subsidiary Projects, Series 2009, 6.500%, 7/01/39	7/19 at 100.00	Baa1	1,929,333
2,552	Total Hawaii			2,830,486
	Idaho – 0.1% (0.1% of Total Investments)
500	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project, Tender Option Bond Trust 1102, 17.467%, 3/01/47 – AGM Insured (IF) (6)	3/22 at 100.00	A–	670,520
	Illinois – 9.2% (8.1% of Total Investments)
1,887	Chicago, Illinois, Certificates of Participation Tax Increment Bonds, 35th and State Redevelopment Project, Series 2012, 6.100%, 1/15/29	No Opt. Call	N/R	1,892,643
2,775	Chicago, Illinois, Certificates of Participation, Tax Increment Allocation Revenue Bonds, Diversey-Narragansett Project, Series 2006, 7.460%, 2/15/26	1/15 at 100.00	N/R	2,135,418
3,500	Cook County, Illinois, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	B3	3,761,835
2,180	Evanston, Illinois, Educational Facility Revenue Bonds, Roycemore School Project, Series 2011, 8.250%, 7/01/41	7/21 at 100.00	N/R	2,489,778
1,000	Gilberts Village, Kane County, Illinois, Special Tax Bonds, Special Service Area 15, Refunding Series 2014, 5.000%, 3/01/35 – AGM Insured	3/24 at 100.00	AA	1,064,770
1,000	Illinois Finance Authority Revenue Bonds, Christian Homes, Inc., Refunding Series 2010, 5.500%, 5/15/23	5/15 at 100.00	BBB–	1,007,060
3,370	Illinois Finance Authority, Charter School Revenue Bonds, Chicago Charter School Foundation, Series 2007, 5.000%, 12/01/36	12/16 at 100.00	BBB	3,410,710
1,000	Illinois Finance Authority, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	B3	1,074,810
	Illinois Finance Authority, Revenue Bonds, Admiral at Lake Project, Series 2010A:
500	7.750%, 5/15/30	5/20 at 100.00	N/R	523,000
1,625	8.000%, 5/15/46	5/20 at 100.00	N/R	1,705,681
500	Illinois Finance Authority, Revenue Bonds, Admiral at Lake Project, Temps 75 Series 2010D-1, 7.000%, 5/15/18	11/14 at 100.00	N/R	500,685
3,055	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A, 5.000%, 9/01/42	9/24 at 100.00	BBB	3,217,312
1,100	Illinois Finance Authority, Revenue Bonds, Elmhurst Memorial Healthcare, Series 2008A, 5.625%, 1/01/37	1/18 at 100.00	Baa2	1,193,324
500	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Refunding Series 2006A, 5.000%, 4/01/31	4/16 at 100.00	Baa3	501,200
1,500	Illinois Finance Authority, Revenue Bonds, Lake Forest College, Series 2012A, 6.000%, 10/01/48	10/22 at 100.00	BBB–	1,666,995
1,000	Illinois Finance Authority, Revenue Bonds, Montgomery Place Project, Series 2006A, 5.750%, 5/15/38	5/17 at 100.00	N/R	1,023,750
2,500	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Tender Option Bond Trust 4702, 19.984%, 11/15/37 (IF) (6)	11/17 at 100.00	A	3,330,800
2,900	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	3,641,907
1,770	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Series 2007A, 5.500%, 8/01/37	8/17 at 100.00	A	1,930,185
	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009:
2,000	6.875%, 8/15/38	8/19 at 100.00	BBB+	2,316,120
3,850	7.000%, 8/15/44	8/19 at 100.00	BBB+	4,461,188
500	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc., Series 2005 Remarketed, 5.250%, 3/01/30 – AGM Insured	3/20 at 100.00	AA	564,640

98	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Tender Option Bond Trust 3908:
$250	21.565%, 2/15/19 – AGM Insured (IF) (6)	No Opt. Call	AA	$411,640
1,685	21.549%, 2/15/19 – AGM Insured (IF) (6)	No Opt. Call	AA	2,773,645
6,020	Illinois Finance Authority, Student Housing Revenue Bonds, MJH Education Assistance Illinois IV LLC, Fullerton Village Project, Series 2004A, 5.125%, 6/01/35 (4)	12/14 at 100.00	Caa2	5,568,319
200	Illinois State, General Obligation Bonds, Series 2012A, 5.000%, 3/01/36	3/22 at 100.00	A–	210,708
1,105	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-1, 7.125%, 1/01/36	1/16 at 100.00	N/R	613,839
2,000	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-2, 5.500%, 1/01/36 – ACA Insured	1/16 at 100.00	CCC–	1,346,240
	Lombard Public Facilities Corporation, Illinois, Second Tier Conference Center and Hotel Revenue Bonds, Series 2005B:
285	5.250%, 1/01/25	1/16 at 100.00	D	99,779
1,175	5.250%, 1/01/36	1/16 at 100.00	D	411,368
1,431	Lombard Public Facilities Corporation, Illinois, Third Tier Conference Center and Hotel Revenue Bonds, Series 2005C-3, 12.000%, 1/01/36 (4)	7/18 at 100.00	N/R	296,626
981	Pingree Grove Village, Illinois, Tax Assessment Bonds, Special Service Area 2 – Cambridge Lakes Project, Series 2005-2, 6.000%, 3/01/35	3/15 at 102.00	N/R	999,413
800	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010, 6.000%, 6/01/28	6/21 at 100.00	A–	940,040
1,000	Rantoul, Champaign County, Illinois, Tax Increment Revenue Bonds, Evans Road Series 2013B, 7.000%, 12/01/33	12/23 at 100.00	N/R	1,060,038
1,000	Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Memorial Group, Inc., Series 2013, 7.125%, 11/01/43	11/23 at 100.00	BB+	1,141,600
770	Southwestern Illinois Development Authority, Local Government Program Revenue Bonds, Granite City Project, Series 2009B, 7.750%, 3/01/22	3/15 at 100.00	N/R	777,885
750	Springfield, Sangamon County, Illinois, Special Service Area, Legacy Pointe, Special Assessment Bonds, Series 2009, 7.875%, 3/01/32	3/17 at 102.00	N/R	792,728
963	Volo Village, Illinois, Special Service Area 3 Special Tax Bonds, Symphony Meadows Project 1, Series 2006, 6.000%, 3/01/36	3/16 at 102.00	N/R	970,184
895	Yorkville United City Business District, Illinois, Storm Water and Water Improvement Project Revenue Bonds, Series 2007, 6.000%, 1/01/26	1/17 at 102.00	N/R	632,640
817	Yorkville, Illinois, Special Tax Bonds, Special Service Area 2005-108 Autumn Creek Project, Series 2006, 6.000%, 3/01/36	3/16 at 102.00	N/R	787,441
62,139	Total Illinois			63,247,944
	Indiana – 3.6% (3.1% of Total Investments)
6,360	Carmel Redevelopment District, Indiana, Tax Increment Revenue Bonds, Series 2004A, 6.650%, 1/15/24	1/15 at 100.00	N/R	6,375,646
1,000	Indiana Bond Bank, Special Program Bonds, Hendricks Regional Health Project, Tender Option Bond Trust 10-77W, 18.890%, 4/01/30 – AMBAC Insured (IF) (6)	No Opt. Call	AA	1,894,300
1,250	Indiana Bond Bank, Special Program Gas Revenue Bonds, JP Morgan Ventures Energy Corporation Guaranteed, Tender Option Bond Trust 2882, 18.116%, 4/15/17 (IF) (6)	No Opt. Call	A	2,106,250
2,000	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (Alternative Minimum Tax)	No Opt. Call	BB–	2,045,560
500	Indiana Finance Authority, Hospital Revenue Bonds, King’s Daughters’ Hospital and Health Services, Series 2010, 5.500%, 8/15/45	8/20 at 100.00	BBB+	549,765
	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Tender Option Bond Trust 3611:
1,290	17.495%, 6/01/17 (IF) (6)	No Opt. Call	Aa2	1,828,136
1,250	18.940%, 6/01/17 (IF) (6)	No Opt. Call	Aa2	1,936,300
1,000	Indiana Health and Educational Facilities Financing Authority, Revenue Bonds, Ascension Health, Tender Option Bond Trust 3301, 18.292%, 11/15/30 (IF) (6)	11/16 at 100.00	AA+	1,202,840

Nuveen Investments	99

NMZ	Nuveen Municipal High Income Opportunity Fund
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana (continued)
$1,000	Shoals, Indiana, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Series 2013, 7.250%, 11/01/43 (Alternative Minimum Tax)	11/23 at 100.00	N/R	$1,118,030
1,000	St. Joseph County, Indiana, Economic Development Revenue Bonds, Chicago Trail Village Apartments, Series 2005A, 7.500%, 7/01/35	7/15 at 103.00	N/R	1,043,390
	Vigo County Hospital Authority, Indiana, Revenue Bonds, Union Hospital, Series 2007:
250	5.700%, 9/01/37	9/17 at 100.00	N/R	258,768
4,050	5.800%, 9/01/47	9/17 at 100.00	N/R	4,195,274
20,950	Total Indiana			24,554,259
	Iowa – 1.1% (1.0% of Total Investments)
1,000	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A, 5.500%, 7/01/25	7/16 at 100.00	BB+	1,036,170
2,520	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc. Project, Series 2012, 4.750%, 8/01/42	8/22 at 100.00	BBB–	2,603,992
2,130	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.250%, 12/01/25	12/23 at 100.00	BB–	2,300,720
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
1,000	5.375%, 6/01/38	6/15 at 100.00	B+	834,280
1,220	5.625%, 6/01/46	6/15 at 100.00	B+	1,033,096
7,870	Total Iowa			7,808,258
	Kentucky – 0.1% (0.1% of Total Investments)
500	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A, 6.000%, 6/01/30	6/20 at 100.00	BBB+	577,960
	Louisiana – 3.9% (3.4% of Total Investments)
2,350	Ascension Parish Industrial development Board, Louisiana, Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.000%, 7/01/36	7/23 at 100.00	N/R	2,546,108
8,500	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BBB	9,527,395
940	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, CDF Healthcare of Louisiana LLC, Series 2006A, 7.000%, 6/01/36	6/16 at 101.00	N/R	962,005
	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Retail Project, Series 2007A:
7,000	6.750%, 12/15/37 (4)	12/17 at 100.00	N/R	4,547,550
1,115	6.000%, 12/15/37	12/14 at 100.00	N/R	619,773
100	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Retail Project, Series 2007B, 9.000%, 12/15/14	No Opt. Call	N/R	55,585
500	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Series 2010A-1, 6.500%, 11/01/35	11/20 at 100.00	BBB	593,330
	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Womans Hospital Foundation Project, Tender Option Bonds Trust 1012:
750	20.851%, 10/01/40 (IF) (6)	10/20 at 100.00	A–	1,131,120
750	20.839%, 10/01/40 (IF) (6)	10/20 at 100.00	A–	1,130,880
1,000	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.500%, 7/01/36 (Alternative Minimum Tax)	7/23 at 100.00	N/R	1,116,810
2,000	Louisiana Public Facilities Authority, Revenue Bonds, Lake Charles Charter Academy Foundation Project, Series 2011A, 7.750%, 12/15/31	12/21 at 100.00	N/R	2,229,040
2,110	Louisiana Public Facilities Authority, Revenue Bonds, Southwest Louisiana Charter Academy Foundation Project, Series 2013A, 8.125%, 12/15/33	12/23 at 100.00	N/R	2,278,526
27,115	Total Louisiana			26,738,122
	Maine – 0.5% (0.4% of Total Investments)
3,155	Portland Housing Development Corporation, Maine, Section 8 Assisted Senior Living Revenue Bonds, Avesta Housing Development Corporation, Series 2004A, 6.000%, 2/01/34	2/15 at 101.00	Baa2	3,205,669

100	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Maryland – 0.9% (0.8% of Total Investments)
$1,155	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A, 5.250%, 9/01/39 – SYNCORA GTY Insured	9/16 at 100.00	BB+	$1,181,981
1,000	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A, 5.000%, 12/01/31 (4)	12/16 at 100.00	N/R	457,000
2,500	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006B, 5.250%, 12/01/31	12/16 at 100.00	N/R	1,142,500
4,000	Maryland Economic Development Corporation, Senior Lien Student Housing Revenue Bonds, University of Maryland – Baltimore, Series 2003A, 5.750%, 10/01/33	4/15 at 100.00	B3	3,671,760
8,655	Total Maryland			6,453,241
	Massachusetts – 0.1% (0.1% of Total Investments)
90	Boston Industrial Development Financing Authority, Massachusetts, Senior Revenue Bonds, Crosstown Center Project, Series 2002, 6.500%, 9/01/35 (Alternative Minimum Tax) (9)	3/15 at 100.00	Caa3	69,359
419	Massachusetts Development Finance Agency, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2012A, 6.000%, 2/15/43 (4), (7)	1/15 at 103.00	D	215,949
333	Massachusetts Development Finance Agency, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2012B, 0.000%, 2/15/43 (4), (7)	1/15 at 16.59	D	3
475	Massachusetts Development Finance Agency, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2012C, 0.000%, 2/15/43 (4)	1/15 at 103.00	D	5
480	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A, 5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	1/15 at 100.00	N/R	480,029
1,797	Total Massachusetts			765,345
	Michigan – 3.4% (3.0% of Total Investments)
	Detroit Local Development Finance Authority, Michigan, Tax Increment Bonds, Series 1998A:
1,015	5.500%, 5/01/21	11/14 at 100.00	B–	965,752
10	5.500%, 5/01/21 – ACA Insured	1/15 at 100.00	B–	9,515
4,000	Detroit, Michigan, Distributable State Aid General Obligation Bonds, Limited Tax Series 2010, 5.250%, 11/01/35	11/20 at 100.00	AA	4,285,320
565	Detroit, Michigan, General Obligation Bonds, Series 2003A, 5.250%, 4/01/22 – SYNCORA GTY Insured	4/15 at 100.00	Caa3	499,822
750	Detroit, Michigan, General Obligation Bonds, Series 2004A-1, 5.250%, 4/01/19 – AMBAC Insured	No Opt. Call	Caa3	728,498
1,000	Garden City Hospital Finance Authority, Michigan, Revenue Bonds, Garden City Hospital Obligated Group, Series 2007A, 5.000%, 8/15/38 (Pre-refunded 8/15/17)	8/17 at 100.00	N/R (5)	1,119,740
2,210	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Series 2014D-6, 5.000%, 7/01/32 – NPFG Insured	7/24 at 100.00	AA–	2,425,586
980	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Hope Academy Project, Series 2011, 8.125%, 4/01/41	4/21 at 100.00	BB	1,117,161
1,000	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Voyageur Academy Project, Series 2011, 8.000%, 7/15/41	7/21 at 100.00	B	980,390
1,710	Michigan Public Educational Facilities Authority, Charter School Revenue Bonds, American Montessori Academy, Series 2007, 6.500%, 12/01/37	12/17 at 100.00	N/R	1,716,105
1,000	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Chandler Park Academy Project, Series 2008, 6.500%, 11/01/35	11/15 at 100.00	BBB	1,017,190
1,000	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Richfield Public School Academy, Series 2007, 5.000%, 9/01/36	9/17 at 100.00	BBB–	1,000,190
925	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, David Ellis Academy-West Charter School Project, Series 2007, 5.875%, 6/01/37	6/17 at 100.00	N/R	935,083
1,500	Michigan State Hospital Finance Authority, Revenue Bonds, Hills and Dales General Hospital, Series 2005A, 6.750%, 11/15/38	11/15 at 102.00	N/R	1,549,680
1,000	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Detroit Thermal LLC Project, Series 2013, 8.500%, 12/01/30 (Alternative Minimum Tax)	12/23 at 100.00	N/R	1,018,200

Nuveen Investments	101

NMZ	Nuveen Municipal High Income Opportunity Fund
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$985	Michigan Strategic Fund, Solid Waste Facility Limited Obligation Revenue Bonds, Canton Renewables, LLC Sauk Trail Hills Project, Series 2014, 6.750%, 7/01/22 (Alternative Minimum Tax)	No Opt. Call	N/R	$1,012,413
1,000	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39 (Pre-refunded 9/01/18)	9/18 at 100.00	Aaa	1,279,700
	Summit Academy North, Michigan, Revenue Bonds, Public School Academy Series 2005:
1,000	5.500%, 11/01/30	11/15 at 100.00	BB	987,440
500	5.500%, 11/01/35	11/15 at 100.00	BB	481,335
500	Summit Academy, Michigan, Revenue Bonds, Public School Academy Series 2005, 6.375%, 11/01/35	11/15 at 100.00	BB	502,060
22,650	Total Michigan			23,631,180
	Minnesota – 0.9% (0.8% of Total Investments)
1,000	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, HealthEast Midway Campus, Series 2005B, 6.000%, 5/01/30	5/15 at 100.00	N/R	1,014,080
1,000	Saint Paul Port Authority, Minnesota, Solid Waste Disposal Revenue Bonds, Gerdau Saint Paul Steel Mill Project, Series 2012-7, 4.500%, 10/01/37 (Alternative Minimum Tax)	10/22 at 100.00	BBB–	1,002,940
1,100	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, HOPE Community Academy Charter School, Series 2004A, 6.750%, 12/01/33	6/16 at 100.00	N/R	1,116,687
3,000	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005, 6.000%, 11/15/35	11/15 at 100.00	BBB–	3,125,760
6,100	Total Minnesota			6,259,467
	Mississippi – 0.3% (0.2% of Total Investments)
774	Mississippi Home Corporation, Multifamily Housing Revenue Bonds, Tupelo Personal Care Apartments, Series 2004-2, 6.125%, 9/01/34 (Alternative Minimum Tax)	10/19 at 101.00	N/R	761,716
1,000	Warren County, Mississippi, Gulf Opportunity Zone Revenue Bonds, International Paper Company Project, Series 2008A, 6.500%, 9/01/32	9/18 at 100.00	BBB	1,141,960
1,774	Total Mississippi			1,903,676
	Missouri – 2.0% (1.7% of Total Investments)
1,000	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36	10/19 at 100.00	A–	1,095,040
2,000	Joplin Industrial Development Authority, Missouri, Tax Increment Revenue Bonds, Joplin Recovery TIF Redevelopment Project, Series 2013B, 5.875%, 4/01/36	4/23 at 100.00	N/R	2,128,780
5,935	Missouri Environmental Improvement and Energy Resources Authority, Water Facility Revenue Bonds, Missouri-American Water Company, Series 2006, 4.600%, 12/01/36 – AMBAC Insured (Alternative Minimum Tax) (UB) (6)	12/16 at 100.00	AA+	6,102,842
1,100	Saint Louis Industrial Development Authority, Missouri, Confluence Academy Project, Series 2007A, 5.350%, 6/15/32	6/15 at 103.00	N/R	1,069,849
985	Saint Louis Land Clearance for Redevelopment Authority, Missouri, Tax-Exempt Recovery Zone Facilities Improvement, Special Revenue Bonds, Kiel Opera House Project, Series 2010B, 7.000%, 9/01/35	9/20 at 100.00	N/R	1,005,419
1,741	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Fashion Square Redevelopment Project, Series 2008A, 6.300%, 8/22/26	3/15 at 100.00	N/R	1,672,248
732	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Grace Lofts Redevelopment Projects, Series 2007A, 6.000%, 3/27/26	12/14 at 100.00	N/R	681,053
13,493	Total Missouri			13,755,231
	Nebraska – 1.9% (1.6% of Total Investments)
1,000	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012, 5.000%, 9/01/42	9/22 at 100.00	A	1,079,190
6,485	Omaha Public Power District, Nebraska, Separate Electric System Revenue Bonds, Nebraska City 2, Tender Option Bond Trust 11673, 20.108%, 8/01/40 – AMBAC Insured (IF)	2/17 at 100.00	AA+	11,623,455
7,485	Total Nebraska			12,702,645

102	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nevada – 0.9% (0.8% of Total Investments)
$2,500	Clark County, Nevada, General Obligation Bank Bonds, Southern Nevada Water Authority Loan, Tender Option Bond Trust Series 2010-11836, 18.065%, 6/01/16 (IF)	No Opt. Call	Aa1	$3,524,400
	Sparks Tourism Improvement District 1, Legends at Sparks Marina, Nevada, Senior Sales Tax Revenue Bonds Series 2008A:
750	6.500%, 6/15/20	6/18 at 100.00	B1	819,930
1,500	6.750%, 6/15/28	6/18 at 100.00	B1	1,632,300
4,750	Total Nevada			5,976,630
	New Jersey – 2.3% (2.0% of Total Investments)
2,100	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999, 5.250%, 9/15/29 (Alternative Minimum Tax)	9/22 at 101.00	B	2,233,056
1,580	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000A & 2000B, 5.625%, 11/15/30 (Alternative Minimum Tax)	3/24 at 101.00	B	1,720,920
1,000	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A, 5.875%, 6/01/42	6/20 at 100.00	Baa3	1,105,850
600	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B, 7.500%, 12/01/32 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (5)	772,926
5,200	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BB+	5,387,770
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008:
1,000	6.000%, 7/01/18	No Opt. Call	BBB–	1,086,740
2,000	6.625%, 7/01/38	7/18 at 100.00	BBB–	2,215,020
905	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2008A, 6.125%, 6/01/30 – AGC Insured (Alternative Minimum Tax)	6/18 at 100.00	AA	988,948
14,385	Total New Jersey			15,511,230
	New Mexico – 0.8% (0.7% of Total Investments)
1,000	Jicarilla Apache Nation, New Mexico, Revenue Bonds, Series 2002A, 5.500%, 9/01/23	No Opt. Call	N/R	995,500
1,000	Mariposa East Public Improvement District, New Mexico, General Obligation Bonds, Series 2006, 6.000%, 9/01/32 (4)	9/16 at 100.00	N/R	842,700
1,210	Mesa Del Sol Public Improvement District 1, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2013, 7.250%, 10/01/43	10/23 at 100.00	N/R	1,297,072
460	Montecito Estates Public Improvement District, New Mexico, Special Levee Revenue Bonds, Series 2007, 7.000%, 10/01/37	10/17 at 100.00	N/R	475,810
965	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, La Vida LLena Project, Series 2010A, 5.875%, 7/01/30	7/20 at 100.00	BBB–	1,030,649
1,020	Volterra Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2014, 6.750%, 10/01/33	No Opt. Call	N/R	1,087,504
5,655	Total New Mexico			5,729,235
	New York – 2.5% (2.2% of Total Investments)
1,000	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 6.375%, 7/15/43	1/20 at 100.00	BBB–	1,137,050
	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005:
935	7.500%, 8/01/16 (Alternative Minimum Tax)	No Opt. Call	N/R	982,909
1,000	7.625%, 8/01/25 (Alternative Minimum Tax)	8/16 at 101.00	N/R	1,091,538
1,000	8.000%, 8/01/28	8/16 at 101.00	N/R	1,099,290
1,000	7.750%, 8/01/31 (Alternative Minimum Tax)	8/16 at 101.00	N/R	1,098,260
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
1,500	5.750%, 10/01/37 (10)	10/17 at 100.00	N/R	554,250
5,000	5.875%, 10/01/46 (11)	10/17 at 102.00	N/R	1,819,750
1,030	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-1, 5.800%, 7/01/23	7/16 at 101.00	N/R	1,009,400

Nuveen Investments	103

NMZ	Nuveen Municipal High Income Opportunity Fund
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$500	New York Liberty Development Corporation, Liberty Revenue Bonds, Secured by Port Authority Consolidated Bonds, Tender Option Bonds Trust 1190, 18.220%, 12/15/41 (IF) (6)	12/21 at 100.00	AA–	$748,600
4,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 3 Series 2014, 7.250%, 11/15/44 (WI/DD, Settling 11/20/14)	11/24 at 100.00	N/R	4,305,320
1,375	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of America Tower at One Bryant Park Project, Second Priority Refunding Series 2010, 6.375%, 7/15/49	1/20 at 100.00	A–	1,560,144
	New York Liberty Development Corporation, Second Priority Liberty Revenue Refunding Bonds, Bank of America Tower at One Bryant Park Project, Tender Option Bond Trust PT4704:
250	18.405%, 1/15/44 (IF) (6)	1/20 at 100.00	AA+	360,060
625	18.405%, 1/15/44 (IF) (6)	1/20 at 100.00	AA+	900,150
530	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB	615,876
19,745	Total New York			17,282,597
	North Carolina – 2.0% (1.8% of Total Investments)
1,970	Albemarle Hospital Authority, North Carolina, Health Care Facilities Revenue Bonds, Series 2007, 5.250%, 10/01/38 (Pre-refunded 10/01/17)	10/17 at 100.00	N/R (5)	2,237,191
940	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Tender Option Bond Trust 11963, 19.043%, 1/15/19 (IF)	No Opt. Call	AA–	1,317,532
1,000	Gaston County Industrial Facilities and Pollution Control Financing Authority, North Carolina, National Gypsum Company Project Exempt Facilities Revenue Bonds, Series 2005, 5.750%, 8/01/35 (Alternative Minimum Tax)	8/15 at 100.00	N/R	1,002,490
5,250	North Carolina Capital Facilities Finance Agency, Solid Waste Facilities Revenue Bonds, Liberty Tire Services of North Carolina LLC, Series 2004A, 6.750%, 7/01/29	7/16 at 100.00	N/R	5,302,710
	North Carolina Capital Facilities Financing Agency, Educational Facilities Revenue Bond, Meredith College, Series 2008A:
1,000	6.000%, 6/01/31	6/18 at 100.00	BBB	1,081,900
1,000	6.125%, 6/01/35	6/18 at 100.00	BBB	1,080,820
960	North Carolina Capital Facilities Financing Agency, Revenue Bonds, Duke University, Series 2008, Tender Option Bonds Trust 3248, 27.533%, 10/01/21 (IF)	10/16 at 100.00	AA+	1,847,626
12,120	Total North Carolina			13,870,269
	Ohio – 3.7% (3.3% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
4,500	5.875%, 6/01/30	6/17 at 100.00	B–	3,701,520
5,875	5.750%, 6/01/34	6/17 at 100.00	B–	4,650,826
2,000	5.875%, 6/01/47	6/17 at 100.00	B	1,589,820
3,455	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37	6/22 at 100.00	B–	2,916,055
1,500	Butler County Port Authority, Ohio, Public Infrastructure Revenue Bonds, Liberty Center Project, Liberty Community Authority, Series 2014C, 6.000%, 12/01/43 (WI/DD, Settling 11/12/14)	12/22 at 100.00	N/R	1,502,760
2,050	Cleveland-Cuyahoga County Port Authority, Ohio, Development Revenue Bonds, Bond Fund Program – Garfield Heights Project, Series 2004D, 5.250%, 5/15/23	5/15 at 101.00	BBB+	2,056,765
2,000	Lorain County Port Authority, Ohio, Recovery Zone Facility Economic Development Revenue Bonds, United State Steel Corporation Project, Series 2010, 6.750%, 12/01/40	12/20 at 100.00	BB–	2,216,878
1,270	Medina County Port Authority, Ohio, Development Revenue Bond, Fiber Network Project, Series 2010B, 6.000%, 12/01/30	12/20 at 100.00	A+	1,439,228
1,250	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Tender Option Bond Trust 3551, 20.335%, 1/01/17 (IF)	No Opt. Call	Aa2	1,893,750
500	Ohio, Environmental Facilities Revenue Bonds, Ford Motor Company, Series 2005, 5.750%, 4/01/35 (Alternative Minimum Tax)	4/15 at 100.00	BBB–	507,485
3,000	State of Ohio, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1997 Remarketed, 5.600%, 8/01/32 (Alternative Minimum Tax)	2/15 at 100.00	B–	3,004,170

104	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$6,000	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A, 6.350%, 7/01/27 (Alternative Minimum Tax) (4)	7/17 at 102.00	N/R	$197,760
33,400	Total Ohio			25,677,017
	Oklahoma – 0.7% (0.6% of Total Investments)
2,000	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26	8/21 at 100.00	N/R	2,353,300
940	Okeene Municipal Hospital and Schallmo Authority, Oklahoma, Revenue Bonds, Series 2006, 7.000%, 1/01/35	1/16 at 101.00	N/R	961,347
1,500	Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding Bonds, American Airlines Inc., Series 2004A, 7.750%, 6/01/35	No Opt. Call	N/R	1,506,870
4,440	Total Oklahoma			4,821,517
	Pennsylvania – 2.4% (2.1% of Total Investments)
500	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2009, 6.750%, 11/01/24	11/19 at 100.00	BB–	574,465
885	Berks County Industrial Development Authority, Pennsylvania, First Mortgage Revenue Bonds, One Douglassville Properties Project, Series 2007A, 6.125%, 11/01/34 (Alternative Minimum Tax)	11/17 at 101.00	N/R	893,885
2,000	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds, Immaculata University, Series 2005, 5.750%, 10/15/37	10/15 at 102.00	N/R	2,050,060
1,410	Chester County Industrial Development Authority, Pennsylvania, Avon Grove Charter School Revenue Bonds, Series 2007A, 6.375%, 12/15/37	12/17 at 100.00	BBB–	1,479,626
185	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Tender Option Bond Trust 62B, 19.468%, 8/01/38 (IF) (6)	8/20 at 100.00	AA	280,275
4,115	Pennsylvania Economic Development Finance Authority, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1999, 6.000%, 6/01/31 (Alternative Minimum Tax)	12/14 at 100.00	B–	4,122,407
1,000	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Tender Option Bond Trust 4657, 16.392%, 10/01/29 (IF) (6)	4/19 at 100.00	AA+	1,227,880
2,500	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Nueva Esperanza, Inc. – Esperanza Academy Charter School, Series 2013, 8.000%, 1/01/33	1/23 at 100.00	N/R	2,686,175
395	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40 (Pre-refunded 5/15/20)	5/20 at 100.00	AA (5)	471,105
500	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/36	No Opt. Call	BB+	530,110
1,000	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012B, 6.250%, 7/01/23	No Opt. Call	BB+	1,080,240
845	Scranton, Pennsylvania, General Obligation Bonds, Series 2012A, 8.500%, 9/01/22	No Opt. Call	N/R	885,383
15,335	Total Pennsylvania			16,281,611
	Rhode Island – 0.6% (0.5% of Total Investments)
1,000	Rhode Island Health & Educational Building Corporation, Health Facilities Revenue Bonds, Tockwotton Home, Series 2011, 8.375%, 1/01/46	1/21 at 100.00	N/R	1,155,300
1,000	Rhode Island Student Loan Authority, Student Loan Program Revenue Bonds, Series 2008A, 6.750%, 12/01/28 (Alternative Minimum Tax)	12/17 at 100.00	A	1,088,830
2,035	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.250%, 6/01/42	12/14 at 100.00	BBB–	2,034,837
4,035	Total Rhode Island			4,278,967
Nuveen Investments	105

NMZ	Nuveen Municipal High Income Opportunity Fund
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Carolina – 0.7% (0.6% of Total Investments)
$4,000	Lancaster County, South Carolina, Special Assessment Bonds, Edgewater II Improvement District, Series 2007A, 7.750%, 11/01/39 (4)	11/17 at 100.00	N/R	$1,200,160
3,477	Lancaster County, South Carolina, Special Assessment Bonds, Edgewater II Improvement District, Series 2007B, 7.700%, 11/01/17 (4)	No Opt. Call	N/R	1,043,239
1,000	South Carolina JOBS Economic Development Authority, Economic Development Revenue Bonds, Midland Valley Preparatory School Project, Series 2014, 7.750%, 11/15/45	11/24 at 100.00	N/R	1,043,140
1,250	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding Series 2011A, 6.500%, 8/01/39 – AGM Insured	8/21 at 100.00	AA	1,465,425
9,727	Total South Carolina			4,751,964
	Tennessee – 1.6% (1.4% of Total Investments)
3,000	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds, Mountain States Health Alliance, Refunding Series 2010A, 6.500%, 7/01/38	7/20 at 100.00	BBB+	3,502,440
6,024	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B, 5.625%, 9/01/26	No Opt. Call	BBB	6,948,503
965	Wilson County Health and Educational Facilities Board, Tennessee, Senior Living Revenue Bonds, Rutland Place, Series 2007A, 6.300%, 7/01/37	7/17 at 100.00	N/R	743,484
9,989	Total Tennessee			11,194,427
	Texas – 7.0% (6.1% of Total Investments)
2,000	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Second Tier Series 2006B, 5.750%, 1/01/34	1/17 at 100.00	BB	2,031,920
670	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Third Tier Series 2001C, 9.750%, 1/01/26	1/15 at 100.00	N/R	672,827
4,005	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2001D, 8.250%, 5/01/33 (Alternative Minimum Tax) (4)	7/18 at 100.00	N/R	320,400
1,000	Celina, Texas, Special Assessment Revenue Bonds, Creeks of Legacy Public Improvement District Phase 1 Project, Series 2014, 7.000%, 9/01/40	9/22 at 103.00	N/R	1,022,720
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011:
1,000	6.750%, 1/01/41	1/21 at 100.00	BBB–	1,180,320
250	6.000%, 1/01/41	1/21 at 100.00	BBB	290,855
	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Tejano Center for Community Concerns, Inc.-Raul Yzaguirre School for Success, Refunding Series 2009A:
2,100	8.750%, 2/15/28	2/18 at 100.00	B+	2,244,606
2,000	9.000%, 2/15/38	2/18 at 100.00	B+	2,133,560
2,910	Danbury Higher Education Authority Inc., Texas, Golden Rule Charter School Revenue Bonds, Series 2008A, 6.500%, 8/15/38	2/18 at 100.00	BB+	3,057,683
	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2013A:
450	6.625%, 9/01/31	9/23 at 100.00	N/R	539,370
1,000	6.375%, 9/01/42	9/23 at 100.00	N/R	1,151,890
585	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1998, 8.000%, 4/01/28 (Alternative Minimum Tax)	4/15 at 100.00	BB+	586,030
2,000	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Senior Lien Series 2001G, 5.250%, 11/15/30 – NPFG Insured	11/14 at 100.00	AA–	2,001,220
960	Heart of Texas Education Finance Corporation, Texas, Gateway Charter Academy, Series 2006A, 6.000%, 2/15/36	8/16 at 100.00	N/R	956,467
3,980	Jefferson County Industrial Development Corporation, Texas, Hurricane Ike Disaster Area Revenue Bonds, Port of Beaumont Petroleum Transload Terminal, LLC Project, Series 2012, 8.250%, 7/01/32	7/22 at 100.00	N/R	4,223,019
1,330	La Vernia Higher Education Financing Corporation, Texas, Education Revenue Bonds, Amigos Por Vida Friends For Life Public Charter School, Series 2008, 6.375%, 2/15/37	2/16 at 100.00	N/R	1,340,693
1,000	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Corpus Christi I, L.L.C.-Texas A&M University-Corpus Christi Project, Series 2014A, 5.000%, 4/01/44	No Opt. Call	BBB–	1,028,080

106	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$335	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Series 2008F, 5.750%, 1/01/38	1/18 at 100.00	A3	$372,205
2,250	North Texas Tollway Authority, Special Projects System Revenue Bonds, Tender Option Bond Trust 11946, 20.345%, 3/01/19 (IF)	No Opt. Call	AA+	3,878,370
2,000	Red River Health Facilities Development Corporation, Texas, First Mortgage Revenue Bonds, Eden Home Inc., Series 2012, 7.000%, 12/15/32	No Opt. Call	N/R	1,895,860
2,000	Sabine River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Energy Company LLC Project, Series 2003B, 6.150%, 8/01/22 (4)	2/15 at 100.00	C	155,000
5,000	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/31	No Opt. Call	A3	5,481,600
2,810	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Senior Lien Series 2009, 6.875%, 12/31/39	12/19 at 100.00	Baa2	3,334,374
	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010:
1,000	7.000%, 6/30/34	6/20 at 100.00	Baa3	1,217,740
4,500	7.000%, 6/30/40	6/20 at 100.00	Baa3	5,440,498
920	Texas Public Finance Authority Charter School Finance Corporation, Charter School Revenue Bonds, School of Excellence Education Project, Series 2004A, 7.000%, 12/01/34	12/14 at 100.00	BB+	920,166
550	Travis County Health Facilities Development Corporation, Texas, Revenue Bonds, Westminster Manor, Series 2010, 7.000%, 11/01/30	11/20 at 100.00	BB+	641,069
340	Trinity River Authority of Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2003, 6.250%, 5/01/28 (Alternative Minimum Tax) (4)	11/14 at 100.00	C	26,350
48,945	Total Texas			48,144,892
	Utah – 1.8% (1.6% of Total Investments)
	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Noah Webster Academy, Series 2008A:
1,330	6.250%, 6/15/28	6/17 at 100.00	N/R	1,350,708
1,430	6.500%, 6/15/38	6/17 at 100.00	N/R	1,452,866
1,690	Utah State Charter School Finance Authority, Charter School Revenue Bonds, North Davis Preparatory Academy, Series 2010, 6.375%, 7/15/40	7/20 at 100.00	BBB–	1,835,796
1,980	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Summit Academy High School, Series 2011A, 8.125%, 5/15/31	5/21 at 100.00	N/R	2,203,047
5,550	Utah State Charter School Finance Authority, Revenue Bonds, Summit Academy Project, Series 2007A, 5.800%, 6/15/38	12/17 at 100.00	BBB–	5,740,032
11,980	Total Utah			12,582,449
	Vermont – 0.2% (0.2% of Total Investments)
1,155	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, Vermont Law School Project, Series 2011A, 6.250%, 1/01/41	1/21 at 100.00	Ba1	1,214,552
	Virgin Islands – 0.1% (0.1% of Total Investments)
420	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	Baa3	484,142
	Virginia – 0.8% (0.7% of Total Investments)
816	Celebrate Virginia North Community Development Authority, Special Assessment Revenue Bonds, Series 2003B, 6.250%, 3/01/18 (12)	3/15 at 101.00	N/R	526,818
1,000	Giles County Industrial Development Authority, Virginia, Exempt Facility Revenue Bonds, Hoechst Celanese Project, Series 1996, 6.450%, 5/01/26	11/14 at 100.00	BB–	1,004,930
9,400	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Series 2009B, 0.000%, 10/01/38 – AGC Insured	No Opt. Call	BBB+	2,978,954
500	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012A, 5.125%, 7/01/49	No Opt. Call	BBB–	538,740

Nuveen Investments	107

NMZ	Nuveen Municipal High Income Opportunity Fund
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Virginia (continued)
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
$100	6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	$113,901
130	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	141,586
11,946	Total Virginia			5,304,929
	Washington – 2.9% (2.5% of Total Investments)
500	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Tender Option Bond Trust 11-14W-B, 19.603%, 6/01/39 (IF) (6)	6/19 at 100.00	AA	781,860
2,415	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Tender Option Bond Trust 2009-14A&B, 19.603%, 6/01/34 (IF) (6)	6/19 at 100.00	AA	3,803,526
3,600	Kalispel Indian Tribe, Washington, Priority Distribution Bonds, Series 2008, 6.750%, 1/01/38	1/18 at 100.00	N/R	3,425,976
1,000	Kitsap County Consolidated Housing Authority, Washington, Pooled Tax Credit Housing Revenue Bonds, Series 2007, 5.600%, 6/01/37 (Alternative Minimum Tax)	6/17 at 100.00	N/R	1,009,980
410	Tacoma Consolidated Local Improvement District 65, Washington, Special Assessment Bonds, Series 2013, 5.750%, 4/01/43	4/15 at 100.00	N/R	411,825
9,000	Washington State Health Care Facilities Authority, Revenue Bonds, Northwest Hospital and Medical Center of Seattle, Series 2007, 5.700%, 12/01/32	12/17 at 100.00	N/R	9,336,148
15	Washington State Health Care Facilities Authority, Revenue Bonds, Virginia Mason Medical Center, Series 2007B, 5.750%, 8/15/37 – ACA Insured	8/17 at 100.00	BBB	16,294
1,000	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Mirabella Project, Series 2012A, 6.750%, 10/01/47	No Opt. Call	N/R	1,074,690
17,940	Total Washington			19,860,299
	West Virginia – 0.4% (0.4% of Total Investments)
1,491	Berkeley, Hardy and Jefferson Counties, West Virginia, as Joint Issuers, Commercial Development Revenue Bonds, Scattered Site Housing Projects, Series 2010, 5.750%, 12/01/44	No Opt. Call	N/R	1,553,950
900	Ohio County Commission, West Virginia, Special District Excise Tax Revenue Bonds, Fort Henry Economic Development, Series 2006B, 5.625%, 3/01/36	3/16 at 100.00	BBB	922,581
500	Ohio County Commission, West Virginia, Tax Increment Revenue Bonds, Fort Henry Cenre Financing District, Series 2007A, 5.850%, 6/01/34	6/17 at 100.00	N/R	518,130
2,891	Total West Virginia			2,994,661
	Wisconsin – 3.2% (2.8% of Total Investments)
30	Green Bay Redevelopment Authority, Wisconsin, Industrial Development Revenue Bonds, Fort James Project, Series 1999, 5.600%, 5/01/19 (Alternative Minimum Tax)	No Opt. Call	N/R	33,758
550	Lac Courte Oreilles Band of Lake Superior Chippewa Indians, Wisconsin, Revenue Bonds, Series 2003A, 7.750%, 6/01/16 (Pre-refunded 12/01/14)	12/14 at 100.00	N/R (5)	553,493
2,000	Lac Courte Oreilles Band of Lake Superior Chippewa Indians, Wisconsin, Revenue Bonds, Series 2006, 7.000%, 12/01/26	12/18 at 102.00	N/R	1,988,580
1,650	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Thomas Jefferson Classical Academy of Mooresboro, North Carolina, Series 2011, 7.125%, 7/01/42	7/19 at 100.00	BBB–	1,766,210
830	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, Cottonwood Classical Preparatory School in Albuquerque, New Mexico, Series 2012A, 6.250%, 12/01/42	No Opt. Call	N/R	841,496
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Community Health, Inc. Obligated Group, Tender Option Bond Trust 3592, 19.136%, 4/01/17 (IF) (6)	No Opt. Call	AA–	1,403,520
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006A:
5,995	5.250%, 8/15/26 (UB)	8/16 at 100.00	A–	6,393,128
4,500	5.250%, 8/15/34 (UB)	8/16 at 100.00	A–	4,635,945
1,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006A, Trust 2187, 16.776%, 8/15/34 (IF)	8/16 at 100.00	A–	1,681,260
2,000	Wisconsin Public Finance Authority, Revenue Bonds, SearStone Retirement Community of Cary North Carolina, Series 2012A, 8.625%, 6/01/47	6/22 at 100.00	N/R	2,413,480
20,055	Total Wisconsin			21,710,870
$773,974	Total Municipal Bonds (cost $709,253,223)			776,171,193

108	Nuveen Investments

Shares	Description (1)	Value
	COMMON STOCKS – 1.4% (1.2% of Total Investments)
	Airlines – 1.4% (1.2% of Total Investments)
227,514	American Airlines Group Inc. (13)	$9,407,704
	Total Common Stocks (cost $6,316,916)	9,407,704

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0% (0.0% of Total Investments)
	Transportation – 0.0% (0.0% of Total Investments)
$27	Las Vegas Monorail Company, Senior Interest Bonds (7), (14)	5.500%	7/15/19	N/R	$4,813
7	Las Vegas Monorail Company, Senior Interest Bonds (7), (14)	3.000%	7/15/55	N/R	964
$34	Total Corporate Bonds (cost $2,705)				5,777
	Total Long-Term Investments (cost $715,572,844)				785,584,674
	Floating Rate Obligations – (1.9)%				(13,280,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (12.7)% (15)				(87,000,000)
	Other Assets Less Liabilities – 0.1%				994,601
	Net Assets Applicable to Common Shares – 100%				$686,299,275

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(7)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)
On June 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on the security, and therefore reduced the security’s interest rate of accrual from 7.250% to 1.813%.

(9)
On September 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 6.500% to 5.200%.

(10)
On April 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.750% to 2.300%.

(11)
On April 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.875% to 2.350%.

(12)
On September 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 6.250% to 4.688%.

(13)
On November 28, 2011, AMR Corp. (“AMR”), the parent company of American Airlines Group, Inc. (“AAL”) filed for federal bankruptcy protection. On December 9, 2013, AMR emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet AMR’s unsecured bond obligations, the bondholders, including the Fund, received a distribution of AAL preferred stock which was converted to AAL common stock over a 120-day period. Every 30 days, a quarter of the preferred stock was converted to AAL common stock based on the 5-day volume-weighted average price and the amount of preferred shares tendered during the optional preferred conversion period.

(14)
During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund’s custodian is not accruing income on the Fund’s records for either senior interest corporate bond.

(15)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 11.1%.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	109

Statement of Assets and Liabilities	October 31, 2014

	Investment		Select		Quality		Premier		High Income
	Quality		Quality		Income		Income		Opportunity
	(NQM	)	(NQS	)	(NQU	)	(NPF	)	(NMZ	)
Assets
Long-term investments, at value (cost $904,434,168, $745,570,039, $1,043,375,107, $421,285,113 and $715,572,844, respectively)	$999,146,459		$807,304,014		$1,146,930,319		$456,111,847		$785,584,674
Short-term investments, at value (cost $2,990,000, $9,395,750, $2,390,000, $2,205,000 and $ —, respectively)	3,039,634		9,396,710		2,429,674		2,241,603		—
Cash	—		10,945,393		4,968,417		893,940		1,783,149
Credit default swap premiums paid	—		—		—		857,697		—
Receivable for:
Dividends	—		—		—		—		22,751
Interest	13,933,883		10,697,733		15,150,809		6,216,869		17,431,106
Investments sold	17,724,796		2,242,925		26,170,860		2,750,000		157,951
Deferred offering costs	1,381,367		1,439,771		891,248		704,800		107,515
Other assets	284,066		305,205		531,131		157,214		59,796
Total assets	1,035,510,205		842,331,751		1,197,072,458		469,933,970		805,146,942
Liabilities
Cash overdraft	4,169,089		—		—		—		—
Floating rate obligations	60,825,000		13,830,000		38,240,000		35,415,000		13,280,000
Unrealized depreciation on credit default swaps	—		—		—		10,657		—
Payable for:
Common share dividends	2,617,228		2,171,454		3,100,593		1,318,910		3,712,958
Interest	28,740		—		—		—		87,810
Investments purchased	13,448,815		6,000,000		902,064		—		13,914,785
Offering costs	47,667		29,229		160,507		—		46,576
Variable Rate MuniFund Term Preferred (“VMTP”) Shares, at liquidation value	43,500,000		—		—		—		87,000,000
Variable Rate Demand Preferred (“VRDP”) Shares, at liquidation value	236,800,000		267,500,000		385,400,000		127,700,000		—
Accrued expenses:
Directors/Trustees fees	102,948		98,710		159,385		55,723		52,043
Management fees	512,819		430,487		599,356		243,446		570,014
Other	385,757		175,794		460,768		108,399		183,481
Total liabilities	362,438,063		290,235,674		429,022,673		164,852,135		118,847,667
Net assets applicable to common shares	$673,072,142		$552,096,077		$768,049,785		$305,081,835		$686,299,275
Common shares outstanding	41,576,384		35,222,129		48,941,182		19,888,518		50,072,301
Net asset value (“NAV”) per common share outstanding	$16.19		$15.67		$15.69		$15.34		$13.71
Net assets applicable to common shares consist of:
Common shares, $.01 par value per share	$415,764		$352,221		$489,412		$198,885		$500,723
Paid-in surplus	581,405,289		492,317,281		675,426,869		276,631,204		696,765,218
Undistributed (Over-distribution of) net investment income	5,876,914		3,123,031		6,950,529		2,844,890		5,369,457
Accumulated net realized gain (loss)	(9,387,750)		(5,431,391)		(18,411,911)		(9,445,824)		(86,347,953)
Net unrealized appreciation (depreciation)	94,761,925		61,734,935		103,594,886		34,852,680		70,011,830
Net assets applicable to common shares	$673,072,142		$552,096,077		$768,049,785		$305,081,835		$686,299,275
Authorized shares:
Common	200,000,000		200,000,000		200,000,000		200,000,000		Unlimited
Preferred	1,000,000		1,000,000		1,000,000		1,000,000		Unlimited

See accompanying notes to financial statements.

110	Nuveen Investments

Statement of Operations	Year Ended October 31, 2014

	Investment	Select		Quality		Premier		High Income
	Quality	Quality		Income		Income		Opportunity
	(NQM )	(NQS	)	(NQU	)	(NPF	)	(NMZ	)
Investment Income	$43,658,748	$37,617,983		$58,437,753		$21,822,639		$54,851,453
Expenses
Management fees	5,319,901	4,919,425		7,519,972		2,786,737		6,405,871
Shareholder servicing agent fees and expenses	35,577	32,166		52,803		19,819		34,663
Interest expense and amortization of offering costs	708,548	535,190		975,774		385,308		1,219,915
Liquidity fees	2,200,775	2,486,095		5,056,655		1,186,820		—
Remarketing fees	240,090	271,217		431,722		129,473		—
Custodian fees and expenses	130,048	123,071		187,745		74,216		151,504
Directors/Trustees fees and expenses	24,312	24,470		40,825		13,042		22,836
Professional fees	75,357	85,942		145,071		59,792		129,045
Shareholder reporting expenses	67,804	65,896		113,640		41,668		129,296
Stock exchange listing fees	15,029	12,197		17,779		8,786		4,972
Investor relations expenses	90,358	90,073		141,836		48,453		85,200
Other expenses	516,977	111,261		266,701		67,389		147,720
Total expenses before expense reimbursement	9,424,776	8,757,003		14,950,523		4,821,503		8,331,022
Expense reimbursement	(86,903)	—		—		—		—
Net expenses	9,337,873	8,757,003		14,950,523		4,821,503		8,331,022
Net investment income (loss)	34,320,875	28,860,980		43,487,230		17,001,136		46,520,431
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(64,553)	(4,293,470)		(6,909,830)		389,111		8,635,597
Swaps	—	—		—		10,000		361,500
Change in net unrealized appreciation (depreciation) of:
Investments	49,813,914	55,281,026		86,176,669		26,745,090		58,135,896
Swaps	—	—		—		(10,657)		(611,315)
Net realized and unrealized gain (loss)	49,749,361	50,987,556		79,266,839		27,133,544		66,521,678
Net increase (decrease) in net assets applicable to common shares from operations	$84,070,236	$79,848,536		$122,754,069		$44,134,680		$113,042,109

See accompanying notes to financial statements.

Nuveen Investments	111

Statement of Changes in Net Assets

	Investment Quality (NQM)		Select Quality (NQS)		Quality Income (NQU)
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/14	10/31/13	10/31/14	10/31/13	10/31/14	10/31/13
Operations
Net investment income (loss)	$34,320,875	$33,244,284	$28,860,980	$26,972,153	$43,487,230	$42,917,221
Net realized gain (loss) from:
Investments	(64,553)	(435,050)	(4,293,470)	(1,093,777)	(6,909,830)	(913,331)
Swaps	—	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	49,813,914	(60,945,381)	55,281,026	(56,946,979)	86,176,669	(101,762,291)
Swaps	—	—	—	—	—	—
Net increase (decrease) in net assets applicable to common shares from operations	84,070,236	(28,136,147)	79,848,536	(31,068,603)	122,754,069	(59,758,401)
Distributions to Common Shareholders
From net investment income	(34,756,677)	(34,760,258)	(28,012,163)	(28,688,782)	(44,066,101)	(44,242,831)
From accumulated net realized gains	—	—	—	(1,443,689)	(1,446,484)	(1,479,111)
Decrease in net assets applicable to common shares from distributions to common shareholders	(34,756,677)	(34,760,258)	(28,012,163)	(30,132,471)	(45,512,585)	(45,721,942)
Capital Share Transactions
Common shares:
Issued in the Reorganization	89,406,453	—	—	—	—	—
Proceeds from shelf offering, net of offering costs	—	—	—	3,504,649	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	564,767	—	310,568	—	—
Cost of shares repurchased through tender offer	—	—	—	—	(81,781,801)	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	89,406,453	564,767	—	3,815,217	(81,781,801)	—
Net increase (decrease) in net assets applicable to common shares	138,720,012	(62,331,638)	51,836,373	(57,385,857)	(4,540,317)	(105,480,343)
Net assets applicable to common shares at the beginning of period	534,352,130	596,683,768	500,259,704	557,645,561	772,590,102	878,070,445
Net assets applicable to common shares at the end of period	$673,072,142	$534,352,130	$552,096,077	$500,259,704	$768,049,785	$772,590,102
Undistributed (Over-distribution of) net investment income at the end of period	$5,876,914	$6,017,739	$3,123,031	$2,226,967	$6,950,529	$7,381,997

See accompanying notes to financial statements.

112	Nuveen Investments

			High Income
	Premier Income (NPF)		Opportunity (NMZ)
	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/14	10/31/13	10/31/14	10/31/13
Operations
Net investment income (loss)	$17,001,136	$16,378,296	$46,520,431	$34,836,856
Net realized gain (loss) from:
Investments	389,111	189,898	8,635,597	(4,269,673)
Swaps	10,000	—	361,500	(803,503)
Change in net unrealized appreciation (depreciation) of:
Investments	26,745,090	(33,001,889)	58,135,896	(37,749,565)
Swaps	(10,657)	—	(611,315)	1,483,612
Net increase (decrease) in net assets applicable to common shares from operations	44,134,680	(16,433,695)	113,042,109	(6,502,273)
Distributions to Common Shareholders
From net investment income	(17,122,025)	(16,775,965)	(45,601,431)	(31,185,083)
From accumulated net realized gains	—	—	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(17,122,025)	(16,775,965)	(45,601,431)	(31,185,083)
Capital Share Transactions
Common shares:
Issued in the Reorganization	—	—	—	229,056,411
Proceeds from shelf offering, net of offering costs	—	—	292,009	24,015,702
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	172,715	436,169
Cost of shares repurchased through tender offer	—	—	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	—	464,724	253,508,282
Net increase (decrease) in net assets applicable to common shares	27,012,655	(33,209,660)	67,905,402	215,820,926
Net assets applicable to common shares at the beginning of period	278,069,180	311,278,840	618,393,873	402,572,947
Net assets applicable to common shares at the end of period	$305,081,835	$278,069,180	$686,299,275	$618,393,873
Undistributed (Over-distribution of) net investment income at the end of period	$2,844,890	$2,957,597	$5,369,457	$5,251,949

See accompanying notes to financial statements.

Nuveen Investments	113

Statement of Cash Flows	Year Ended October 31, 2014

	Investment	Select	Quality
	Quality	Quality	Income
	(NQM )	(NQS )	(NQU )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$84,070,236	$79,848,536	$122,754,069
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(72,765,541)	(107,992,028)	(116,706,138)
Proceeds from sales and maturities of investments	76,931,282	123,601,539	297,460,978
Proceeds from (Purchase of) short-term investments, net	(596,112)	(9,395,750)	(2,390,000)
Proceeds from (Payments for) swap contracts, net	—	—	—
Amortization (Accretion) of premiums and discounts, net	(2,182,551)	(2,755,865)	(5,910,486)
Amortization of deferred offering costs	83,007	54,294	137,392
(Increase) Decrease in:
Credit default swap premiums paid	—	—	—
Receivable for dividends	—	—	—
Receivable for interest	(137,835)	513,115	2,050,427
Receivable for investments sold	(9,496,342)	3,737,075	(6,253,813)
Other assets	136,420	1,416	43,740
Increase (Decrease) in:
Payable for interest	28,740	—	—
Payable for investments purchased	9,266,160	1,870,036	(9,231,661)
Accrued Directors/Trustees fees	(2,946)	(1,905)	(648)
Accrued management fees	74,148	26,312	(27,872)
Accrued reorganization expenses	—	—	—
Accrued other expenses	243,573	20,876	162,466
Net realized gain (loss) from:
Investments	64,553	4,293,470	6,909,830
Paydowns	—	—	—
Swaps	—	—	—
Change in net unrealized (appreciation) depreciation of:
Investments	(49,813,914)	(55,281,026)	(86,176,669)
Swaps	—	—	—
Taxes paid on undistributed capital gains	(375)	(25)	(9,160)
Net cash provided by (used in) operating activities	35,902,503	38,540,070	202,812,455
Cash Flows from Financing Activities:
Increase (Decrease) in:
Cash overdraft	4,108,759	—	(10,548,704)
Floating rate obligations	(5,267,000)	(1,650,000)	(16,775,000)
Payable for offering costs	(7,629)	(35,041)	(37,907)
Accrued shelf offering costs	—	—	—
VMTP Shares, at liquidation value	—	—	—
VRDP Shares, at liquidation value	—	—	(43,000,000)
Cash distributions paid to common shareholders	(34,750,010)	(27,943,631)	(45,700,626)
Proceeds from shelf offering, net of offering costs	—	—	—
Cost of shares repurchased through tender offer	—	—	(81,781,801)
Net cash provided by (used in) financing activities	(35,915,880)	(29,628,672)	(197,844,038)
Net Increase (Decrease) in Cash	(13,377)	8,911,398	4,968,417
Cash at the beginning of period	13,377	2,033,995	—
Cash at the end of period	$—	$10,945,393	$4,968,417
Supplemental Disclosure of Cash Flow Information*

	Investment		Select		Quality
	Quality		Quality		Income
	(NQM	)	(NQS	)	(NQU	)
Cash paid for interest (excluding amortization of offering costs)	$628,908		$480,897		$838,383
Non-cash financing activities not included herein consists of reinvestments of common share distributions	—		—		—

*
See Notes to Financial Statements, Note 1 – General Information and Significant Accounting Policies, Fund Reorganization for more information of the non-cash activities related to Investment Quality’s (NQM) Reorganization.

See accompanying notes to financial statements.

114	Nuveen Investments

	Premier	High Income
	Income	Opportunity
	(NPF )	(NMZ )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$44,134,680	$113,042,109
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(51,195,881)	(105,418,023)
Proceeds from sales and maturities of investments	66,189,586	96,920,572
Proceeds from (Purchase of) short-term investments, net	(2,205,000)	—
Proceeds from (Payments for) swap contracts, net	10,000	361,500
Amortization (Accretion) of premiums and discounts, net	(3,150,331)	(599,938)
Amortization of deferred offering costs	26,483	172,971
(Increase) Decrease in:
Credit default swap premiums paid	(857,697)	—
Receivable for dividends	—	(22,751)
Receivable for interest	359,362	608,104
Receivable for investments sold	1,355,000	7,089,891
Other assets	1,920	3,649
Increase (Decrease) in:
Payable for interest	—	87,810
Payable for investments purchased	(5,744,023)	313,963
Accrued Directors/Trustees fees	(1,499)	2,684
Accrued management fees	13,660	56,496
Accrued reorganization expenses	—	(206,602)
Accrued other expenses	38,036	51,846
Net realized gain (loss) from:
Investments	(389,111)	(8,635,597)
Paydowns	—	(47,865)
Swaps	(10,000)	(361,500)
Change in net unrealized (appreciation) depreciation of:
Investments	(26,745,090)	(58,135,896)
Swaps	10,657	611,315
Taxes paid on undistributed capital gains	(36)	(959)
Net cash provided by (used in) operating activities	21,840,716	45,893,779
Cash Flows from Financing Activities:
Increase (Decrease) in:
Cash overdraft	—	—
Floating rate obligations	(5,495,000)	—
Payable for offering costs	—	—
Accrued shelf offering costs	—	(20,672)
VMTP Shares, at liquidation value	—	—
VRDP Shares, at liquidation value	—	—
Cash distributions paid to common shareholders	(17,083,170)	(45,276,545)
Proceeds from shelf offering, net of offering costs	—	292,009
Cost of shares repurchased through tender offer	—	—
Net cash provided by (used in) financing activities	(22,578,170)	(45,005,208)
Net Increase (Decrease) in Cash	(737,454)	888,571
Cash at the beginning of period	1,631,394	894,578
Cash at the end of period	$893,940	$1,783,149
Supplemental Disclosure of Cash Flow Information

	Premier		High Income
	Income		Opportunity
	(NPF	)	(NMZ	)
Cash paid for interest (excluding amortization of offering costs)	$358,730		$1,040,206
Non-cash financing activities not included herein consists of reinvestments of common share distributions	—		172,715

See accompanying notes to financial statements.

Nuveen Investments	115

Financial Highlights

Selected data for a common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Shareholders (a)	Distributions from Accumu- lated Net Realized Gains to Auction Rate Preferred Shareholders	(a)	Total	From Net Investment Income to Common Share- holders	From Accumu- lated Net Realized Gains to Common Share- holders	Total	Premium from Common Shares Sold through Shelf Offering	Shelf Offering Costs		Ending Common Share NAV	Ending Market Value
Investment Quality (NQM)
Year Ended 10/31:
2014	$14.85	$0.93	$1.38	$—	$—		$2.31	$(0.97)	$—	$(0.97)	$—	$—		$16.19	$14.79
2013	16.60	0.92	(1.70)	—	—		(0.78)	(0.97)	—	(0.97)	—	—		14.85	13.69
2012	14.93	0.93	1.75	—	—		2.68	(1.01)	—	(1.01)	—	—		16.60	16.64
2011	15.13	1.00	(0.22)	(0.01)	—		0.77	(0.97)	—	(0.97)	—	—		14.93	14.57
2010	14.26	1.04	0.76	(0.02)	—		1.78	(0.91)	—	(0.91)	—	—		15.13	14.95

Select Quality (NQS)
Year Ended 10/31:
2014	14.20	0.82	1.45	—	—		2.27	(0.80)	—	(0.80)	—	—		15.67	13.98
2013	15.94	0.77	(1.66)	—	—		(0.89)	(0.82)	(0.04)	(0.86)	0.01	—	*	14.20	12.61
2012	14.31	0.87	1.83	—	—		2.70	(1.00)	(0.08)	(1.08)	0.01	—	*	15.94	16.40
2011	14.82	1.03	(0.40)	(0.02)	—	*	0.61	(1.04)	(0.08)	(1.12)	—	—		14.31	14.62
2010	14.14	1.12	0.61	(0.03)	—	*	1.70	(1.00)	(0.02)	(1.02)	—	—		14.82	15.35

(a)	The amounts shown are based on common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

*	Rounds to less than $.01 per share.

116	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares(c)

Based on Common Share NAV (b)	Based on Market Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(e)	Net Investment Income (Loss)		Portfolio Turnover Rate	(f)

16.03%	15.51%	$673,072	1.68	%(d)	6.11	%(d)	9%
(4.91)	(12.30)	534,352	1.64		5.81		14
18.37	21.61	596,684	1.66		5.84		7
5.58	4.45	535,519	1.50		7.03		12
12.85	21.33	542,582	1.24		7.08		14

16.36	17.62	552,096	1.67		5.50		14
(5.79)	(18.37)	500,260	1.76		5.01		26
19.50	20.32	557,646	1.79		5.71		24
4.82	3.35	491,453	1.53		7.61		13
12.38	19.50	506,237	1.16		7.77		20

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred Shares (“ARPS”), VMTP Shares and/or VRDP Shares, where applicable.

(d)
For the fiscal year ended October 31, 2014, the expenses and net investment income (loss) ratios to average net assets applicable to common shares do not reflect the voluntary expense reimbursement from Adviser as described in Note 1 – General Information and Significant Accounting Policies, Common Shares Equity Shelf Programs and Offering Costs. The expenses and net investment income (loss) ratios to average net assets applicable to common shares including this expense reimbursement from Adviser are as follows:

		Net Investment
Investment Quality (NQM)	Expenses	Income (Loss)
Year Ended 10/31:
2014	1.67%	6.12%

(e)
The expense ratios reflect, among other things, all interest expense and other costs related to VMTP Shares, VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Note 1 – General Information and Significant Accounting Policies, Variable Rate MuniFund Term Preferred Shares and Variable Rate Demand Preferred Shares and Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, respectively, as follows:

Investment Quality (NQM)
Year Ended 10/31:
2014	0.56%
2013	0.64
2012	0.65
2011	0.40
2010	0.12

Select Quality (NQS)
Year Ended 10/31:
2014	0.63%
2013	0.72
2012	0.76
2011	0.42
2010	0.03

(f)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Nuveen Investments	117

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Shareholders (a)	Distributions from Accumu- lated Net Realized Gains to Auction Rate Preferred Shareholders	(a)	Total	From Net Investment Income to Common Share- holders	From Accumu- lated Net Realized Gains to Common Share- holders	Total	Discount from Common Shares Repur- chased Through Tender Offer	Ending Common Share NAV	Ending Market Value
Quality Income (NQU)
Year Ended 10/31:
2014	$14.21	$0.82	$1.48	$—	$—		$2.30	$(0.82)	$(0.03)	$(0.85)	$0.03	$15.69	$13.97
2013	16.15	0.79	(1.89)	—	—		(1.10)	(0.81)	(0.03)	(0.84)	—	14.21	12.64
2012	14.37	0.86	1.89	—	—		2.75	(0.94)	(0.03)	(0.97)	—	16.15	15.81
2011	14.83	0.93	(0.43)	(0.01)	—		0.49	(0.95)	—	(0.95)	—	14.37	13.90
2010	14.29	1.04	0.45	(0.03)	—		1.46	(0.92)	—	(0.92)	—	14.83	14.79

Premier Income (NPF)
Year Ended 10/31:
2014	13.98	0.85	1.37	—	—		2.22	(0.86)	—	(0.86)	—	15.34	13.74
2013	15.65	0.82	(1.65)	—	—		(0.83)	(0.84)	—	(0.84)	—	13.98	12.54
2012	14.45	0.83	1.29	—	—		2.12	(0.92)	—	(0.92)	—	15.65	15.46
2011	14.70	0.94	(0.29)	(0.01)	—		0.64	(0.89)	—	(0.89)	—	14.45	13.91
2010	13.86	0.98	0.74	(0.03)	—		1.69	(0.85)	—	(0.85)	—	14.70	14.36

(a)	The amounts shown are based on common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

118	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares(c)

Based on Common Share NAV (b)	Based on Market Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(d)	Net Investment Income (Loss)	Portfolio Turnover Rate	(e)

16.84%	17.69%	$768,050	1.87%		5.45%	9%
(7.07)	(15.18)	772,590	1.81		5.11	29
19.63	21.16	878,070	1.82		5.58	17
3.79	0.79	781,061	1.92		6.80	16
10.56	18.94	804,985	1.18		7.16	17

16.33	16.88	305,082	1.66		5.84	11
(5.48)	(13.84)	278,069	1.74		5.49	14
14.98	18.11	311,279	1.80		5.42	18
4.65	3.59	287,473	1.55		6.74	10
12.65	23.21	292,427	1.29		6.80	4

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and/or VRDP Shares, where applicable.

(d)
The expense ratios reflect, among other things, all interest expense and other costs related to VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Note 1 – General Information and Significant Accounting Policies, Variable Rate Demand Preferred Shares and Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, respectively, as follows:

Quality Income (NQU)
Year Ended 10/31:
2014	0.81%
2013	0.80
2012	0.82
2011	0.85
2010	0.06

Premier Income (NPF)
Year Ended 10/31:
2014	0.58%
2013	0.71
2012	0.74
2011	0.44
2010	0.12

(e)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Nuveen Investments	119

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Shareholders (a)	Distributions from Accumu- lated Net Realized Gains to Auction Rate Preferred Shareholders	(a)	Total	From Net Investment Income to Common Share- holders	From Accumu- lated Net Realized Gains to Common Share- holders	Total	Premium from Common Shares Sold through Shelf Offering		Shelf Offering Costs		Ending Common Share NAV	Ending Market Value
High Income Opportunity (NMZ)
Year Ended 10/31:
2014	$12.36	$0.93	$1.33	$—	$—		$2.26	$(0.91)	$—	$(0.91)	$—	*	$—	*	$13.71	$13.21
2013	13.45	0.94	(1.20)	—	—		(0.26)	(0.88)	—	(0.88)	0.05		—	*	12.36	11.99
2012	11.59	0.91	1.78	—	—		2.69	(0.90)	—	(0.90)	0.07		—	*	13.45	14.22
2011	12.13	0.96	(0.57)	(0.01)	—		0.38	(0.96)	—	(0.96)	0.04		—	*	11.59	11.75
2010	11.18	1.04	0.89	(0.01)	—		1.92	(1.01)	—	(1.01)	0.04		—	*	12.13	12.95

(a)	The amounts shown are based on common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized

*	Rounds to less than $.01 per share.

120	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)			Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)

Based on Common Share NAV (b)	Based on Market Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(e)	Net Investment Income (Loss)	Expenses	(e)	Net Investment Income (Loss)	Portfolio Turnover Rate	(f)

18.90%	18.31%	$686,299	1.28%		7.14%	N/A		N/A	13%
(1.71)	(9.71)	618,394	1.28		7.34	N/A		N/A	16
24.55	29.84	402,573	1.42		7.31	1.41%		7.32%	12
4.24	(1.22)	323,090	1.52		8.55	1.40		8.66	32
18.18	17.90	324,450	1.22		8.66	1.00		8.88	7

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS, VMTP Shares and/or Borrowings, where applicable.

(d)	After expense reimbursement from the Adviser, where applicable. As of November 30, 2011, the Adviser is no longer reimbursing High Income Opportunity (NMZ), for any fees or expenses.
(e)
The expense ratios reflect, among other things, all interest expense and other costs related to VMTP Shares (as described in Note 1 – General Information and Significant Accounting Policies, Variable Rate MuniFund Term Preferred Shares), the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities) and/or the effect of the interest expense and fees paid on borrowings (which the Fund terminated during the fiscal year ended October 31, 2013), where applicable, as follows:

High Income Opportunity (NMZ)
Year Ended 10/31:
2014	0.19%
2013	0.20
2012	0.21
2011	0.15
2010	0.01

(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the long-term market value during the period.
N/A	Fund no longer has a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments	121

Financial Highlights (continued)

							VMTP and VRDP
							Shares at the End
	ARPS at the End of Period		VMTP Shares the End of the Period		VRDP Shares at the End of Period		of the Period
							Asset
	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset	Coverage
	Amount	Coverage	Amount	Coverage	Amount	Coverage	Per $1
	Outstanding	Per $25,000	Outstanding	Per $100,000	Outstanding	Per $100,000	Liquidation
	(000)	Share	(000)	Share	(000)	Share	Preference
Investment Quality (NQM)
Year Ended 10/31:
2014	$—	$—	$43,500	$340,126	$236,800	$340,126	$3.40
2013	—	—	—	—	236,800	325,655	—
2012	—	—	—	—	211,800	381,720	—
2011	—	—	—	—	211,800	352,842	—
2010	210,700	89,379	—	—	—	—	—

Select Quality (NQS)
Year Ended 10/31:
2014	—	—	—	—	267,500	306,391	—
2013	—	—	—	—	267,500	287,013	—
2012	—	—	—	—	252,500	320,850	—
2011	—	—	—	—	252,500	294,635	—
2010	251,275	75,367	—	—	—	—	—

Quality Income (NQU)
Year Ended 10/31:
2014	—	—	—	—	385,400	299,286	—
2013	—	—	—	—	428,400	280,343	—
2012	—	—	—	—	388,400	326,074	—
2011	—	—	—	—	388,400	301,097	—
2010	386,875	77,018	—	—	—	—	—

Premier Income (NPF)
Year Ended 10/31:
2014	—	—	—	—	127,700	338,905	—
2013	—	—	—	—	127,700	317,752	—
2012	—	—	—	—	127,700	343,758	—
2011	—	—	—	—	127,700	325,116	—
2010	126,850	82,633	—	—	—	—	—

122	Nuveen Investments

			VMTP Shares at		Borrowings at
	ARPS at the End of Period		the End of the Period		the End of Period
	Aggregate	Asset	Aggregate	Asset	Aggregate
	Amount	Coverage	Amount	Coverage	Amount	Asset
	Outstanding	Per $25,000	Outstanding	Per $100,000	Outstanding	Coverage
	(000)	Share	(000)	Share	(000)	Per $1,000
High Income Opportunity (NMZ)
Year Ended 10/31:
2014	$—	$—	$87,000	$888,850	$—	$—
2013	—	—	87,000	810,798	—	—
2012	—	—	—	—	50,000	9,051
2011	—	—	—	—	50,000	7,462
2010	95,000	110,382	—	—	—	—

See accompanying notes to financial statements.

Nuveen Investments	123

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) or NYSE MKT symbols are as follows (each a “Fund” and collectively, the “Funds”):

• Nuveen Investment Quality Municipal Fund, Inc. (NQM) (“Investment Quality (NQM)”)
• Nuveen Select Quality Municipal Fund, Inc. (NQS) (“Select Quality (NQS)”)
• Nuveen Quality Income Municipal Fund, Inc. (NQU) (“Quality Income (NQU)”)
• Nuveen Premier Municipal Income Fund, Inc. (NPF) (“Premier Income (NPF)”)
• Nuveen Municipal High Income Opportunity Fund (NMZ) (“High Income Opportunity (NMZ)”)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified, closed-end registered investment companies. Common shares of Investment Quality (NQM), Select Quality (NQS), Quality Income (NQU) and Premier Income (NPF) are traded on the NYSE while common shares of High Income Opportunity (NMZ) are traded on the NYSE MKT. Investment Quality (NQM), Select Quality (NQS), Quality Income (NQU) and Premier Income (NPF) were incorporated under the state laws of Minnesota on January 23, 1990, January 23, 1991, January 23, 1991 and July 25, 1991, respectively. High Income Opportunity (NMZ) was organized as a Massachusetts business trust on October 8, 2003.

Investment Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Purchase and Sale Agreement
On October 1, 2014, TIAA-CREF, a national financial services organization, completed its previously announced acquisition of Nuveen, the parent company of the Adviser. The transaction has not resulted in any change in the portfolio management of the Funds or in the Funds’ investment objectives or policies.

Because the consummation of the acquisition resulted in the “assignment” (as defined in the Investment Company Act of 1940) and automatic termination of the Funds’ investment management agreements and investment sub-advisory agreements, Fund shareholders were asked to approve new investment management agreements with the Adviser and new investment sub-advisory agreements with each Fund’s Sub-Adviser. These new agreements were approved by shareholders of each of the Funds, and went into effect on October 1, 2014. The terms of the new agreements, including the fees payable to each Fund’s Adviser and Sub-Adviser, are substantially identical to those of the investment management agreements and investment sub-advisory agreements in place immediately prior to the closing.

Investment Objectives and Principal Investment Strategies
Each Fund seeks to provide current income exempt from regular federal income tax by investing primarily in a portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.

Fund Reorganization
Effective prior to the opening of business on October 6, 2014, American Municipal Income Portfolio, Inc. (XAA) (“American Municipal Income (XAA)”) (the “Target Fund”) was reorganized into Investment Quality (NQM) (the “Acquiring Fund”) (the “Reorganization”).

The Reorganization was approved by the shareholders of the Target Fund and Acquiring Fund at a special meeting on September 15, 2014.

Upon the closing of the Reorganization, the Target Fund transfered its assets to the Acquiring Fund in exchange for common and preferred shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Fund. The Target Fund was then liquidated, dissolved and terminated in accordance with its Declaration of Trust. Shareholders of the Target Fund became shareholders of the Acquiring Fund. Holders of common shares of the Target Fund received newly issued common shares of the Acquiring Fund, the aggregate net asset value (“NAV”) of which was equal to the aggregate NAV of the common shares of the Target Fund held immediately prior to the Reorganization (including for this purpose

124	Nuveen Investments

fractional Acquiring Fund shares to which shareholders would be entitled). Fractional shares were sold on the open market and shareholders received cash in lieu of such fractional shares. Holders of preferred shares of the Target Fund received on a one-for-one basis newly issued preferred shares of the Acquiring Fund, in exchange for preferred shares of the Target Fund held immediately prior to the reorganizations. Details of the Reorganization are further described in Note 8 – Fund Reorganization.

Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of October 31, 2014, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	Investment		Select		Quality		Premier		High Income
	Quality		Quality		Income		Income		Opportunity
	(NQM	)	(NQS	)	(NQU	)	(NPF	)	(NMZ	)
Outstanding when-issued/delayed delivery purchase commitments	$13,443,376		$6,000,000		$—		$—		$13,914,785

Investment Income
Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Common Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Tender Offer
During the current fiscal period, the Board of Directors of Quality Income (NQU) approved a tender offer to purchase up to 10% of the Fund’s outstanding common shares for cash at a price per common share equal to 98% of the Fund’s per common share net asset value (NAV) determined on the date the tender offer expires.

The tender offer commenced on August 18, 2014 and expired on September 19, 2014. The tender offer was oversubscribed, and therefore the Fund purchased 10% of its respective outstanding common shares allocating such purchases pro-rata based on the number of shares properly tendered. The final results of the Fund’s tender offer are as shown in the accompanying table.

	Quality
	Income
	(NQU	)
Number of Common Shares Outstanding before Tender Offer	54,379,091
Number of Common Shares Authorized for Tender Offer	5,437,909
Purchase Price (98% of Common Share NAV on Expiration Date)	$15.0392
Number of Common Shares Outstanding after Tender Offer	48,941,182

Nuveen Investments	125

Notes to Financial Statements (continued)

In conjunction with the tender offer Quality Income (NQU) redeemed a portion of its Variable Rate Demand Preferred (“VRDP”) Shares in order to mitigate the tender offer’s impact to the Fund’s effective leverage ratio and asset coverage level. Please refer to Variable Rate Demand Preferred Shares below for more information on the Fund’s VRDP Shares.

Auction Rate Preferred Shares
Each Fund is authorized to issue Auction Rate Preferred Shares (“ARPS”). During prior fiscal periods, the Funds redeemed all of their outstanding ARPS, at liquidation value.

Variable Rate MuniFund Term Preferred Shares
The following Funds have issued and outstanding Variable Rate MuniFund Term Preferred (“VMTP”) Shares, with $100,000 liquidation value per share. VMTP Shares are issued via private placement and are not publicly available.

As of October 31, 2014, VMTP Shares outstanding, at liquidation value, for the Fund was as follows:

				Shares
				Outstanding
			Shares	at $100,000 Per Share
Fund	Series		Outstanding	Liquidation Value
Investment Quality (NQM)	2017	*	435	$43,500,000
High Income Opportunity (NMZ)
	2016		510	$51,000,000
	2016-1		360	$36,000,000

*    VMTP Shares issued in connection with the Reorganization.

Each Fund is obligated to redeem its VMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares are subject to redemption at the option of each Fund (“Optional Redemption Date”), subject to payment of premium for one year following the date of issuance (“Premium Expiration Date”), and at par thereafter. The Fund may be obligated to redeem certain of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for the Fund’s VMTP Shares are as follows:

		Term	Optional	Premium
Fund	Series	Redemption Date	Redemption Date	Expiration Date
Investment Quality (NQM)	2017	May 1, 2017	May 1, 2015	April 30, 2014
High Income Opportunity (NMZ)
	2016	January 1, 2016	June 21, 2014	June 20, 2014
	2016-1	January 1, 2016	June 21, 2014	June 20, 2014

The average liquidation value of VMTP Shares outstanding and annualized dividend rate for each Fund during the fiscal year ended October 31, 2014, were as follows:

	Investment		High Income
	Quality		Opportunity
	(NQM	)*	(NMZ	)
Average liquidation value of VMTP Shares outstanding	$43,500,000		$87,000,000
Annualized dividend rate	0.99%		1.20%

*    For the period October 6, 2014 (first issuance of shares in connection with the Reorganization) through October 31, 2014.

VMTP Shares generally do not trade, and market quotations are generally not available. VMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount established at the time of issuance. The fair value of VMTP Shares is expected to be approximately their liquidation par value so long as the fixed “spread” on the VMTP Shares remains roughly in line with the “spread” rates being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds’ Adviser has determined that fair the value of VMTP Shares is their liquidation value, but their fair value could vary if market conditions change materially. For financial reporting purposes only, the liquidation value of VMTP Shares is recorded as a liability and recognized as “Variable Rate MuniFund Term Preferred (“VMTP”) Shares, at liquidation value” on the Statement of Assets and Liabilities.

Dividends on VMTP Shares (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on VMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on VMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

126	Nuveen Investments

Costs incurred by each Fund in connection with its offering of VMTP Shares, were recorded as a deferred charge which are amortized over the life of the shares and are recognized as components of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

Variable Rate Demand Preferred Shares
The following Funds have issued and outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation value per share. VRDP Shares are issued via private placement and are not publicly available.

As of October 31, 2014, the details of each Fund’s VRDP Shares outstanding are as follows:

			Shares
			Outstanding at
		Shares	$100,000 Per Share
Fund	Series	Outstanding	Liquidation Value	Maturity
Investment Quality (NQM)	1	2,368	$236,800,000	May 1, 2041
Select Quality (NQS)	1	2,675	$267,500,000	May 1, 2041
Quality Income (NQU)	1	3,854	$385,400,000	December 1, 2040
Premier Income (NPF)	1	1,277	$127,700,000	May 1, 2041

On October 10, 2014, Quality Income (NQU) redeemed 430 shares of its outstanding Series 1 VRDP Shares as a result of the completion of its tender offer.

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that purchase orders for VRDP Shares in a remarketing are not sufficient in number to be matched with the sale orders in that remarketing. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee of 0.10% on the aggregate principal amount of all VRDP Shares outstanding. Each Fund’s VRDP Shares have successfully remarketed since issuance.

Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set weekly at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation value. If remarketings for VRDP Shares are continuously unsuccessful for six months, the maximum rate is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

The average liquidation value of VRDP Shares outstanding and annualized dividend rate for each Fund during the fiscal year ended October 31, 2014, were as follows:

	Investment		Select		Quality		Premier
	Quality		Quality		Income		Income
	(NQM	)	(NQS	)	(NQU	)	(NPF	)
Average liquidation value of VRDP Shares outstanding	236,800,000		267,500,000		425,808,219		127,700,000
Annualized dividend rate	0.15%		0.15%		0.13%		0.15%

For financial reporting purposes only, the liquidation value of VRDP Shares is a liability and recognized as “Variable Rate Demand Preferred (“VRDP”) Shares, at liquidation value” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on the VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offerings costs” on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations.

In conjunction with Quality Income’s (NQU) redemption of VRDP Shares, deferred offering costs of $99,668, were fully expensed during the current fiscal period, as the redemption was deemed an extinguishment of debt.

Common Shares Equity Shelf Programs and Offering Costs
The following Funds have each filed registration statements with the Securities and Exchange Commission (“SEC”) authorizing each Fund to issue additional common shares through its equity shelf programs (“Shelf Offering”), which became effective with the SEC during prior fiscal periods.

Nuveen Investments	127

Notes to Financial Statements (continued)

Under these Shelf Offerings, each Fund, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offering methods at a net price at or above each Fund’s NAV per common share.

Common shares authorized, common shares issued and offering proceeds, net of offering costs under each Fund’s Shelf Offering during the fiscal years ended October 31, 2014 and October 31, 2013 were as follows:

					High Income
	Investment Quality (NQM)		Select Quality (NQS)		Opportunity (NMZ)
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	10/31/14	10/31/13	10/31/14	10/31/13	10/31/14	10/31/13
Common shares authorized	3,500,000	3,500,000	3,400,000	3,400,000	7,700,000	7,700,000
Common shares issued	—	—	—	219,105	22,387	1,730,079
Offering proceeds, net of offering costs	$—	$—	$—	$3,504,649	$292,009	$24,015,702

As of February 28, 2014, Investment Quality’s (NQM) and Select Quality’s (NQS) shelf offering registration statements are no longer effective. Therefore, the Funds may not issue additional common shares under their equity shelf programs until a new registration statement is filed and declared effective by the SEC.

Costs incurred by the Funds in connection with their Shelf Offerings are recorded as a deferred charge and recognized as a component of “Deferred offering costs” on the Statement of Assets and Liabilities. The deferred asset is reduced during the one-year period that additional shares are sold by reducing the proceeds from such sales and is recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. At the end of the one-year life of the Shelf Offering period, any remaining deferred charges will be expensed accordingly and recognized as a component of “Other expenses” on the Statement of Operations. Any additional costs the Funds may incur in connection with their Shelf Offerings are expensed as incurred and recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets, when applicable.

Since the Shelf Offerings became effective, Investment Quality (NQM) had not issued additional common shares. As a result, during the fiscal year ended October 31, 2014, the Adviser reimbursed the Fund for half of the costs incurred in connection with the Shelf Offering, which is recognized as “Expense reimbursement” on the Statement of Operations.

During the fiscal year ended October 31, 2014, Nuveen Securities, LLC, the Funds’ distributor and a wholly-owned subsidiary of Nuveen, received commissions of $590 related to the sale of common shares as a result of High Income Opportunity’s (NMZ) Shelf Offering.

Indemnifications
Under the Funds’ organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.

Investment Valuation
Prices of fixed income securities are provided by a pricing service approved by the Funds’ Board of Directors/Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or

128	Nuveen Investments

collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above, and are generally classified as Level 2.

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board or its appointe at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board or its appointee.

Fair Value Measurements
Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Investment Quality (NQM)	Level 1	Level 2	Level 3	**	Total
Long-Term Investments*:
Municipal Bonds	$—	$999,110,202	$—		$999,110,202
Corporate Bonds	—	—	36,257		36,257
Short-Term Investments*:
Municipal Bonds	—	—	3,039,634		3,039,634
Total	$—	$999,110,202	$3,075,891		$1,002,186,093
Select Quality (NQS)
Long-Term Investments*:
Municipal Bonds	$—	$807,294,625	$—		$807,294,625
Corporate Bonds	—	—	9,389		9,389
Short-Term Investments*:
Municipal Bonds	—	9,396,710	—		9,396,710
Total	$—	$816,691,335	$9,389		$816,700,724

Nuveen Investments	129

Notes to Financial Statements (continued)

Quality Income (NQU)	Level 1	Level 2	Level 3**	Total
Long-Term Investments*:
Municipal Bonds	$—	$1,145,760,455	$1,154,445	$1,146,914,900
Corporate Bonds	—	—	15,419	15,419
Short-Term Investments*:
Municipal Bonds	—	—	2,429,674	2,429,674
Total	$—	$1,145,760,455	$3,599,538	$1,149,359,993
Premier Income (NPF)
Long-Term Investments*:
Municipal Bonds	$—	$456,111,847	$—	$456,111,847
Short-Term Investments*:
Municipal Bonds	—	—	2,241,603	2,241,603
Investments in Derivatives:
Credit Default Swaps***	—	(10,657)	—	(10,657)
Total	$—	$456,101,190	$2,241,603	$458,342,793
High Income Opportunity (NMZ)
Long-Term Investments*:
Municipal Bonds	$—	$775,185,853	$985,340	$776,171,193
Common Stocks	9,407,704	—	—	9,407,704
Corporate Bonds	—	—	5,777	5,777
Total	$9,407,704	$775,185,853	$991,117	$785,584,674

*	Refer to the Fund’s Portfolio of Investments for industry/state classifications.
**	Refer to the Fund’s Portfolio of Investments for breakdown of these securities classified as Level 3.
***	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)
If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and

130	Nuveen Investments

(b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”).

An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” The Fund’s Statement of Assets and Liabilities shows only the inverse floaters and not the underlying bonds as an asset and does not reflect the short-term floating rate certificates as liabilities. Also, the Fund reflects in “Investment Income” only the net amount of earnings on its inverse floater investment (net of the interest paid to the holders of the short-term floating rate certificates and the expenses of the trust), and does not show the amount of that interest paid as an interest expense on the Statement of Operations.

An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust, at their liquidation value, as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended October 31, 2014, were as follows:

	Investment		Select		Quality		Premier		High Income
	Quality		Quality		Income		Income		Opportunity
	(NQM	)	(NQS	)	(NQU	)	(NPF	)	(NMZ	)
Average floating rate obligations outstanding	$62,617,364		$13,861,644		$47,819,452		$37,321,589		$13,280,000
Average annual interest rate and fees	0.44%		0.63%		0.56%		0.46%		0.60%

As of October 31, 2014, the total amount of floating rate obligations issued by each Fund’s self-deposited inverse floaters and externally-deposited inverse floaters was as follows:

	Investment		Select		Quality		Premier		High Income
	Quality		Quality		Income		Income		Opportunity
	(NQM	)	(NQS	)	(NQU	)	(NPF	)	(NMZ	)
Floating rate obligations: self-deposited inverse floaters	$60,825,000		$13,830,000		$38,240,000		$35,415,000		$13,280,000
Floating rate obligations: externally-deposited inverse floaters	37,167,000		52,717,000		17,365,000		12,410,000		224,930,000
Total	$97,992,000		$66,547,000		$55,605,000		$47,825,000		$238,210,000

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of October 31, 2014, each Fund’s maximum exposure to the floating rate obligations issued by externally-deposited Recourse Trusts, was as follows:

	Investment		Select		Quality		Premier		High Income
	Quality		Quality		Income		Income		Opportunity
	(NQM	)	(NQS	)	(NQU	)	(NPF	)	(NMZ	)
Maximum exposure to Recourse Trusts	$15,155,000		$18,750,000		$7,500,000		$8,825,000		$194,395,000

Nuveen Investments	131

Notes to Financial Statements (continued)

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Interest Rate Swap Contracts
Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay or receive, in the future, a fixed or variable rate payment in exchange for the counterparty receiving or paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap (which is akin to a bond’s maturity). Swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that a Fund is to receive. Swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), a Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net)” with the change during the fiscal period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of swaps.” Income received or paid by a Fund is recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gains or losses recognized upon the termination of a swap contract and are equal to the difference between a Fund’s basis in the swap and the proceeds from (or cost of) the closing transaction. Payments received or made at the beginning of the measurement period are recognized as a component of “Interest rate swap premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable. For tax purposes, periodic payments are treated as ordinary income or expense.

During the current fiscal period, High Income Opportunity (NMZ) invested in forward interest rate swap contracts to help reduce price volatility risk to movements in U.S. interest rates relative to the Fund’s benchmark. During the reporting period, the Fund’s overall duration declined bringing it more in-line with the duration of the benchmark, and therefore, these swap contracts were eliminated.

The average notional amount of interest rate swap contracts outstanding during the fiscal year ended October 31, 2014, was as follows:
	High Income
	Opportunity
	(NMZ	)
Average notional amount of interest rate swap contracts outstanding*	$3,000,000

*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Credit Default Swaps
A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/ when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. As a purchaser of a credit default swap contract, the Fund pays to the counterparty a periodic interest fee based on the notional amount of the credit default swap. This interest fee is accrued daily and, for over-the-counter swaps, is recognized with the daily change in the market value of the contract as a component of “Unrealized appreciation or depreciation on credit default swaps (, net)” on the Statement of Assets and Liabilities. This interest fee is recorded as a realized loss upon payment. Credit default swap contracts are valued daily.

Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund is obligated to deliver that security, or an equivalent amount of cash, to the counterparty in exchange for receipt of the notional amount from the counterparty. The difference between the value of the security delivered and the notional amount received is recorded as a realized gain or loss. Payments received or made at the beginning of the measurement period are recognized as a component of “Credit default swaps premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable. As a seller of a credit default swap contract, the Fund generally receives from the counterparty a periodic interest fee based on the notional amount of the credit default swap. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either receive that security, or

132	Nuveen Investments

an equivalent amount of cash, from the counterparty in exchange for payment of the notional amount to the counterparty, or pay a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security received and the notional amount paid is recorded as a realized loss.

Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps,” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations. Investments in swaps cleared through an exchange obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the swap. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit a Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. The maximum potential amount of future payments the Fund could incur as a buyer of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity.

During the current fiscal period, Premier Income (NPF) invested in credit default swaps to manage credit risk.

The average notional amount of credit default swap contracts outstanding during the fiscal year ended October 31, 2014, was as follows:

	Premier
	Income
	(NPF	)
Average notional amount of credit default swap contracts outstanding*	$700,000

*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Premier Income (NPF)
Credit	Swaps			Unrealized depreciation on credit
		—	—	default swaps**	$(10,657)

** Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities but is not reflected in the cumulative appreciation (depreciation) presented above.

The following table presents the swap contracts, which are subject to netting agreements, as well as the collateral delivered related to those swap contracts as of October 31, 2014.

		Gross		Gross
		Unrealized		Unrealized		Amounts	Net Unrealized
		Appreciation		(Depreciation	)	Netted on	Appreciation		Collateral
		on Credit		on Credit		Statement	(Depreciation	)	Pledged
		Default		Default		of Assets and	on Credit		to (from	)	Net
Fund	Counterparty	Swaps	**	Swaps	**	Liabilities	Default Swaps		Counterparty		Exposure
Premier Income (NPF)	Goldman Sachs	$—		$(10,657)		$—	$(10,657)		$—		$(10,657)

** Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

			Net Realized	Change in Net Unrealized
	Underlying	Derivative	Gain (Loss) from	Appreciation (Depreciation) of
Fund	Risk Exposure	Instrument	Swaps	Swaps
Premier Income (NPF)	Credit	Swaps	$10,000	$(10,657)
High Income Opportunity (NMZ)	Interest rate	Swaps	$361,500	$(611,315)

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Nuveen Investments	133

Notes to Financial Statements (continued)

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Common Shares
Transactions in common shares for the fiscal years ended October 31, 2014 and October 31, 2013 are as follows:

	Investment Quality (NQM)		Select Quality (NQS)		Quality Income (NQU)
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/14	10/31/13	10/31/14	10/31/13	10/31/14	10/31/13
Common shares:
Issued in the Reorganization	5,600,111	—	—	—	—	—
Sold through shelf offering*	—	—	—	219,105	—	—
Issued to shareholders due to reinvestment of distributions	—	33,669	—	19,195	—	—
Repurchased through tender offer	—	—	—	—	(5,437,909)	—
	5,600,111	33,669	—	238,300	(5,437,909)	—
Weighted average common share:
Premium to NAV per shelf offering share sold*	—	—	—	1.38%	—	—

			High Income
	Premier Income (NPF)		Opportunity (NMZ)
	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/14	10/31/13	10/31/14	10/31/13
Common shares:
Issued in the Reorganization	—	—	—	18,343,306
Sold through shelf offering*	—	—	22,387	1,730,079
Issued to shareholders due to reinvestment of distributions	—	—	13,255	32,261
	—	—	35,642	20,105,646
Weighted average common share:
Premium to NAV per shelf offering share sold*	—	—	1.13%	3.03%

*	Quality Income (NQU) and Premier Income (NPF) are not authorized to issue additional common shares through a shelf offering as of the end of the reporting period.

Preferred Shares
Transactions in preferred shares for the Funds during the fiscal years ended October 31, 2014 and October 31, 2013, where applicable, are noted in the following tables.

Transactions in VMTP Shares for the Funds, where applicable, were as follows:

	Year Ended October 31, 2014
Investment Quality (NQM)	Series	Shares	Amount
VMTP Shares issued in connection with the Reorganization	2017	435	$43,500,000

	Year Ended October 31, 2013
High Income Opportunity (NMZ)	Series	Shares	Amount
VMTP Shares:
Issued	2016	510	$51,000,000
Issued in connection with the reorganization	2016-1	360	36,000,000
Total		870	$87,000,000

134	Nuveen Investments

Transactions in VRDP Shares for the Funds were as follows:

	Year Ended October 31, 2014
Quality Income (NQU)	Series	Shares	Amount
VRDP Shares redeemed	1	(430)	$(43,000,000)
	Year Ended October 31, 2013
Investment Quality (NQM)	Series	Shares	Amount
VRDP Shares issued	1	250	$25,000,000
	Year Ended October 31, 2013
Select Quality (NQS)	Series	Shares	Amount
VRDP Shares issued	1	150	$15,000,000
	Year Ended October 31, 2013
Quality Income (NQU)	Series	Shares	Amount
VRDP Shares issued	1	400	$40,000,000

5. Investment Transactions
Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the fiscal year ended October 31, 2014, were as follows:

	Investment		Select		Quality		Premier		High Income
	Quality		Quality		Income		Income		Opportunity
	(NQM	)	(NQS	)	(NQU	)	(NPF	)	(NMZ	)
Purchases	$72,765,541		$107,992,028		$116,706,138		$51,195,881		$105,418,023
Sales and maturities	76,931,282		123,601,539		297,460,978		66,189,586		96,920,572

6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of October 31, 2014, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

	Investment		Select		Quality		Premier		High Income
	Quality		Quality		Income		Income		Opportunity
	(NQM	)	(NQS	)	(NQU	)	(NPF	)	(NMZ	)
Cost of investments	$846,459,179		$739,443,711		$1,013,853,004		$392,444,980		$701,968,310
Gross unrealized:
Appreciation	$105,842,764		$69,073,163		$118,284,288		$42,701,804		$102,713,491
Depreciation	(10,837,672)		(5,646,153)		(21,013,417)		(12,208,697)		(32,377,059)
Net unrealized appreciation (depreciation) of investments	$95,005,092		$63,427,010		$97,270,871		$30,493,107		$70,336,432

Nuveen Investments	135

Notes to Financial Statements (continued)

Permanent differences, primarily due to distribution reallocations, federal taxes paid, nondeductible offering costs, nondeductible reorganization expenses, paydowns, reorganization adjustments, taxable market discount and treatment of notional principal contracts resulted in reclassifications among the Funds’ components of common share net assets as of October 31, 2014, the Funds’ tax year end, as follows:

	Investment		Select		Quality		Premier		High Income
	Quality		Quality		Income		Income		Opportunity
	(NQM	)	(NQS	)	(NQU	)	(NPF	)	(NMZ	)
Paid-in-surplus	$2,691,525		$(54,154)		$(275,149)		$(26,371)		$657,812
Undistributed (Over-distribution of) net investment income	294,977		47,247		147,403		8,182		(801,492)
Accumulated net realized gain (loss)	(2,986,502)		6,907		127,746		18,189		143,680

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of October 31, 2014, the Funds’ tax year end, were as follows:

	Investment		Select		Quality		Premier		High Income
	Quality		Quality		Income		Income		Opportunity
	(NQM	)	(NQS	)	(NQU	)	(NPF	)	(NMZ	)
Undistributed net tax-exempt income1	$7,288,366		$3,968,762		$7,063,474		$3,041,640		$5,478,393
Undistributed net ordinary income2	79,021		36,123		12,938		5,730		523,749
Undistributed net long-term capital gains	—		—		—		—		—

1	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 1, 2014, and paid on November 3, 2014.
2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended October 31, 2014 and October 31, 2013 was designated for purposes of the dividends paid deduction as follows:

	Investment		Select		Quality		Premier		High Income
	Quality		Quality		Income		Income		Opportunity
2014	(NQM	)	(NQS	)	(NQU	)	(NPF	)	(NMZ	)
Distributions from net tax-exempt income3	$34,885,847		$28,342,465		$44,780,190		$17,252,294		$46,246,196
Distributions from net ordinary income2	219,455		10,567		115,322		17,900		250,182
Distributions from net long-term capital gains4	—		—		1,396,417		—		—

	Investment		Select		Quality		Premier		High Income
	Quality		Quality		Income		Income		Opportunity
2013	(NQM	)	(NQS	)	(NQU	)	(NPF	)	(NMZ	)
Distributions from net tax-exempt income	$35,283,096		$29,646,778		$45,163,032		$17,114,218		$30,270,382
Distributions from net ordinary income2	82,721		74,553		581,856		—		112,787
Distributions from net long-term capital gains	—		1,442,901		1,201,778		—		—

2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
3	The Funds hereby designate these amounts paid during the fiscal year ended October 31, 2014 as Exempt Interest Dividends.
4
The Funds designate as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2014.

As of October 31, 2014, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	Investment		Select		Quality		Premier		High Income
	Quality		Quality		Income		Income		Opportunity
	(NQM	)5	(NQS	)	(NQU	)	(NPF	)	(NMZ	)5
Expiration:
October 31, 2015	$—		$—		$—		$—		$4,564,842
October 31, 2016	1,349,646		—		—		—		40,655,982
October 31, 2017	246,669		—		—		3,527,063		34,954,022
October 31, 2018	—		—		—		—		1,362,739
October 31, 2019	—		—		—		76,136		—
Not subject to expiration	6,616,415		5,663,049		8,960,520		—		1,962,156
Total	$8,212,730		$5,663,049		$8,960,520		$3,603,199		$83,499,741

5	A portion of Investment Quality’s (NQM) and High Income Opportunity’s (NMZ) capital loss carryforward is subject to an annual limitation under Internal Revenue Code and related regulations.

136	Nuveen Investments

During the Funds’ tax year ended October 31, 2014, the following Funds utilized capital loss carryforwards as follows:

	Premier		High Income
	Income		Opportunity
	(NPF	)	(NMZ	)
Utilized capital loss carryforwards	$417,300		$5,891,748

7. Management Fees and Other Transactions with Affiliates
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedules:

Investment Quality (NQM)
Select Quality (NQS)
Quality Income (NQU)
Premier Income (NPF)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For the next $3 billion	.3875
For managed assets over $5 billion	.3750

High Income Opportunity (NMZ)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.5500%
For the next $125 million	.5375
For the next $250 million	.5250
For the next $500 million	.5125
For the next $1 billion	.5000
For managed assets over $2 billion	.4750

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of October 31, 2014, the complex-level fee rate for each of these funds was 0.1643%.

Nuveen Investments	137

Notes to Financial Statements (continued)

The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. Fund Reorganization
The Reorganization was structured to qualify as a tax-free reorganization under the Internal Revenue Code for federal income tax purposes, and the Target Fund’s shareholders will recognize no gain or loss for federal income tax purposes as a result. Prior to the closing of the Reorganization, the Target Fund distributed all of its net investment income and capital gains, if any. Such a distribution may be taxable to the Target Fund’s shareholders for federal income tax purposes.

Investments
The cost, fair value and net unrealized appreciation (depreciation) of the investments of the Target Fund as of the date of the Reorganization, were as follows:

	American
	Municipal
	Income
	(XAA	)
Cost of investments	$118,955,506
Fair value of investments	131,395,049
Net unrealized appreciation (depreciation) of investments	12,439,543

For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund were carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Common Shares
For accounting and performance reporting purposes, the Acquiring Fund is the survivor. The shares outstanding, net assets and NAV per common share immediately before and after the Reorganization are as follows:

	American
	Municipal
	Income
Target Fund – Prior to Reorganization	(XAA	)
Common shares outstanding	5,756,267
Net assets applicable to common shares	$89,406,453
NAV per common share outstanding	15.53

	Investment
	Quality
Acquiring Fund – Prior to Reorganization	(NQM	)
Common shares outstanding	35,976,272
Net assets applicable to common shares	$574,365,823
NAV per common share outstanding	15.97

	Investment
	Quality
Acquiring Fund – Post Reorganization	(NQM	)
Common shares outstanding	41,576,384
Net assets applicable to common shares	$663,772,276
NAV per common share outstanding	15.97

138	Nuveen Investments

Preferred Shares
In connection with the Reorganization, holders of VMTP Shares of the Target Fund received on a one-for-one basis newly issued VMTP Shares of the Acquiring Fund, in exchange for VMTP Shares of the Target Fund held immediately prior to the Reorganization.

Prior to the closing of the Reorganization, details of the Target Fund’s outstanding VMTP Shares were as follows:

			Shares
			Outstanding
		Shares	at $100,000 Per Share
Target Fund	Series	Outstanding	Liquidation Value	Maturity
American Municipal Income (XAA)	2017	435	$43,500,000	May 1, 2017

Details of the Fund’s VMTP Shares issued in connection with the Reorganization were as follows:

			Shares
			Outstanding
		Shares	at $100,000 Per Share
Acquiring Fund	Series	Outstanding	Liquidation Value	Maturity
Investment Quality (NQM)	2017	435	$43,500,000	May 1, 2017

Pro Forma Results of Operations
The beginning of the Target Fund’s current fiscal period was November 1, 2013. Assuming the Reorganization had been completed on November 1, 2013, the beginning of the Acquiring Fund’s current fiscal period, the pro forma results of operations for the fiscal year ended October 31, 2014, are as follows:

	Investment
	Quality
Acquiring Fund – Pro Forma Results of Operations	(NQM	)
Net investment income (loss)	$39,151,717
Net realized and unrealized gains (losses)	54,483,387
Change in net assets resulting from operations	93,635,104

Because the combined investment portfolios for the Reorganization have been managed as a single integrated portfolio since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Statement of Operations for the Acquiring Fund since the Reorganization was consummated.

Nuveen Investments	139

Additional Fund Information (Unaudited)

Board of Directors/Trustees
William Adams IV*	Robert P. Bremner**	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson
William J. Schneider	Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth

* Interested Board Member.
** Retired from the Funds’ Board of Directors/Trustees effective December 31, 2014.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm***	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	State Street Bank
Chicago, IL 60606	Boston, MA 02111		Chicago, IL 60601	& Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

***
During the fiscal period ended October 31, 2014, the Board of Directors/Trustees of the Funds, upon recommendation of the Audit Committee, engaged KPMG LLP (“KPMG”) as the independent registered public accounting firm to the Funds replacing Ernst & Young LLP (“Ernst & Young”), which resigned as the independent registered public accounting firm effective August 11, 2014, as a result of the pending acquisition of Nuveen Investments, Inc. by TIAA-CREF.

Ernst & Young’s report on the Funds for the two most recent fiscal periods ended October 31, 2013 and October 31, 2012, contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. For the fiscal periods ended October 31, 2013 and October 31, 2012 for the Funds and for the period November 1, 2013 through August 11, 2014, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements.

Quarterly Form N-Q Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock (excluding common shares that may have been purchased through a tender offer), as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NQM	NQS	NQU	NPF	NMZ
Common shares repurchased	—	—	—	—	—

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

140	Nuveen Investments

Glossary of Terms Used in this Report (Unaudited)

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see Leverage) and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Forward Interest Rate Swap: A contractual agreement between two counterparties under which one party agrees to make periodic payments to the other for an agreed period of time based on a fixed rate, while the other party agrees to make periodic payments based on a floating rate of interest based on an underlying index. Alternatively, both series of cash flows to be exchanged could be calculated using floating rates of interest but floating rates that are based upon different underlying indexes.

■
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Nuveen Investments	141

Glossary of Terms Used in this Report (Unaudited) (continued)

■
Lipper High-Yield Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

■
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond High Yield Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. high yield municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

142	Nuveen Investments

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net as -set value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments	143

Board Members & Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at twelve. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

	Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

■	WILLIAM J. SCHNEIDER 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	1996 Class III	Chairman of Miller-Valentine Partners, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; an owner in several other Miller Valentine entities; Board Member of Med-America Health System, Tech Town, Inc., a not-for-profit community development company, Board Member of WDPR Public Radio station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	200

■	ROBERT P. BREMNER 1940 333 W. Wacker Drive Chicago, IL 60606	Board Member	1996 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	200

■	JACK B. EVANS 1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	200

■	WILLIAM C. HUNTER 1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I
Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
					200

■	DAVID J. KUNDERT 1942 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II
Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013), retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.
					200

144	Nuveen Investments

	Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

■	JOHN K. NELSON 1962 333 West Wacker Drive Chicago, IL 60606	Board Member	2013 Class II
Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
					200

■	JUDITH M. STOCKDALE 1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Board Member, Land Trust Alliance (since June 2013) and U.S. Endowment for Forestry and Communities (since November 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	200

■	CAROLE E. STONE 1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	200

■	VIRGINIA L. STRINGER 1944 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class I	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	200

■	TERENCE J. TOTH 1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II
Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Chairman, and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
					200

Nuveen Investments	145

Board Members & Officers (continued)

	Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Interested Board Members:

■	WILLIAM ADAMS IV(2) 1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II	Senior Executive Vice President, Global Structured Products (since 2010); formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.	200

■	THOMAS S. SCHREIER, JR.(2) 1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class III	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	200

	Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

■	GIFFORD R. ZIMMERMAN 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988
Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
					201

■	CEDRIC H. ANTOSIEWICZ 1962 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	94

■	MARGO L. COOK 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	201

146	Nuveen Investments

	Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

■	LORNA C. FERGUSON 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	201

■	STEPHEN D. FOY 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014), and Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Senior Vice President (2010-2011), Formerly Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Certified Public Accountant.	201

■	SCOTT S. GRACE 1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009
Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.
					201

■	WALTER M. KELLY 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.	201

■	TINA M. LAZAR 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investment Holdings, Inc.	201

■	KEVIN J. MCCARTHY 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007
Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.
					201

Nuveen Investments	147

Board Members & Officers (continued)

	Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

■	KATHLEEN L. PRUDHOMME 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	201

■	JOEL T. SLAGER 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	201

(1)
For High Income Opportunity (NMZ), the Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. For Investment Quality (NQM), Select Quality (NQS), Quality Income (NQU) and Premier Income (NPF), the Board Members serve a one year term to serve until the next annual meeting or until their successors shall have been duly elected and qualified. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	“Interested person” as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

148	Nuveen Investments

Notes

Nuveen Investments	149

Notes

150	Nuveen Investments

Notes

Nuveen Investments	151

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $229 billion as of September 30, 2014.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Investments, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com

EAN-C-1014D 4916-INV-Y12/15

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Premier Municipal Income Fund, Inc.

The following tables show the amount of fees billed to the Fund during the Fund’s last two fiscal years by KPMG LLP, the Fund’s current auditor (engaged on August 7, 2014), and Ernst & Young LLP, the Fund’s former auditor. The audit fees billed to the Fund for the fiscal year 2014 are the only fees that have been billed to the Fund by KPMG LLP. All other fees listed in the tables below were billed to the Fund by Ernst & Young LLP. For engagements with KPMG LLP and Ernst & Young LLP, the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP and Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund 1	Billed to Fund 2	Billed to Fund 3	Billed to Fund 4
October 31, 2014	$22,500	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

October 31, 2013	$22,250	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

1 "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under "Audit Fees". These fees include offerings related to the Fund's common shares and leverage.

3 "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit-Related Fees" and "Tax Fees". These fees represent all "Agreed-Upon Procedures" engagements pertaining to the Fund's use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP and Ernst & Young LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP and Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
October 31, 2014	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
October 31, 2013	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP and Ernst & Young LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that KPMG LLP and Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP and Ernst & Young LLP about any non-audit services that KPMG LLP and Ernst & Young LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP and Ernst & Young LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
October 31, 2014	$ 0	$ 0	$ 0	$ 0
October 31, 2013	$ 0	$ 0	$ 0	$ 0

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are John K. Nelson, Terence J. Toth, Jack B. Evans, Carole E. Stone and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”.)  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

The Portfolio Manager

The following individual has primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Name	Fund
Daniel J. Close	Nuveen Premier Municipal Income Fund, Inc.

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Daniel J. Close	Registered Investment Company	17	$5.197 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	11	$184 million
*	Assets are as of October 31, 2014. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Beneficial Ownership of Securities.  As of October 31, 2014, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Fund and other Nuveen Funds managed by Nuveen Asset Management’s municipal investment team.

Name of Portfolio Manager	Fund	Dollar range of equity securities beneficially owned in Fund	Dollar range of equity securities beneficially owned in the remainder of Nuveen funds managed by Nuveen Asset Management’s municipal investment team
Daniel Close	Nuveen Premier Municipal Income Fund, Inc	$0	$0

PORTFOLIO MANAGER BIO:

Daniel J. Close, CFA, is a Senior Vice President of Nuveen Investments. He joined Nuveen Investments in 2000 as a member of Nuveen’s product management and development team. He then served as a research analyst for Nuveen’s municipal investing team, covering corporate-backed, energy, transportation and utility credits. He received his BS in Business from Miami University and his MBA from Northwestern University’s Kellogg School of Management. Mr. Close has earned the Chartered Financial Analyst designation.  Mr. Close also serves as a portfolio manager for various Nuveen Build America Bond strategies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Premier Municipal Income Fund, Inc.

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: January 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: January 8, 2015

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: January 8, 2015